[Milledgeville, GA]

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                                    L E A S E



                      HEALTH CARE PROPERTY INVESTORS, INC.,

                                    as Lessor


                                       AND


              INTEGRATED LIVING COMMUNITIES OF MILLEDGEVILLE, INC.,


                                    as Lessee



                          Dated as of February 28, 1997





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
                                      LEASE


                  THIS LEASE ("Lease") is dated as of the 28th day of February, 1997, and is between HEALTH CARE PROPERTY INVESTORS, INC., a Maryland corporation ("Lessor") and INTEGRATED LIVING COMMUNITIES OF MILLEDGEVILLE, INC., a Delaware corporation ("Lessee").


                                   ARTICLE I.
                                   ----------

                  1.       Leased Property; Term

                  Upon and subject to the terms and conditions hereinafter set forth, Lessor leases to Lessee and Lessee leases from Lessor all of Lessor's
rights  and  interest  in  and  to  the  following   (collectively  the  "Leased
Property"):

                           (a) the real property described in Exhibit A attached hereto (collectively, the "Land");

                           (b) all buildings, structures, Fixtures and other improvements of every kind now or hereafter located on the Land including, alleyways and connecting tunnels, sidewalks, utility pipes, conduits and lines (on-site and off-site to the extent Lessor has obtained any interest in the same), parking areas and roadways appurtenant to such buildings and structures and Capital Additions funded by Lessor (collectively, the "Leased Improvements");

                           (c) all easements, rights and appurtenances relating to the Land and the Leased Improvements (collectively, the "Related Rights"); and

                           (d) all equipment, machinery, fixtures, and other items of real and/or personal property, including all components thereof, now and hereafter located in, on or used in connection with and permanently affixed to or incorporated into the Leased Improvements, including all furnaces, boilers, heaters, electrical equipment, heating, plumbing, lighting, ventilating, refrigerating, incineration, air and water pollution control, waste disposal, air-cooling and air-conditioning systems, apparatus, sprinkler systems, fire and theft protection equipment, and built-in oxygen and vacuum systems, all of which, to the greatest extent permitted by law, are hereby deemed to constitute real estate, together with all replacements, modifications, alterations and additions thereto (collectively, the "Fixtures"); and

                           (e) the machinery, equipment, furniture and other personal property described on Exhibit B attached hereto, together with all replacements and substitutes therefor (collectively, "Lessor's Personal Property").

                  SUBJECT, HOWEVER, to the easements, encumbrances, covenants, conditions and restrictions and other matters which affect the Leased Property as of the date hereof or the Commencement Date or created thereafter as permitted hereunder to have and to hold for (1) a fixed term (the "Fixed Term") commencing on the Commencement Date, as defined below, and ending at 11:59 p.m. Los Angeles time on the later of (A) the expiration of the fifteenth (15th) Lease Year and (B) the expiration of the "Fixed Term" of the Newest Facility Group Lease (as defined below), but in no event later than the expiration of the 20th Lease Year and

(2) the Extended Terms provided for in Article XIX unless this Lease is earlier terminated as hereinafter provided. Following the Commencement Date, the parties shall execute an amendment to this Lease in substantially the form attached hereto as Exhibit C to confirm certain matters, including the Commencement Date of this Lease and the Minimum Rent determined pursuant to Section 3.1 below. Upon any change in the Minimum Rent in accordance with the provisions of Section
3.1 below or otherwise pursuant to this Lease, at Lessor's request, the parties shall similarly execute an amendment to this Lease confirming such matters. In addition, upon the "Commencement Date" of any Facility Group Lease (as defined below) following the Commencement Date of this Lease (if any), including the Newest Facility Group Lease, Lessor may prepare and, if prepared, Lessor and Lessee shall execute and deliver an amendment to this Lease confirming that (x) such Facility Group Lease is a "Facility Group Lease" for purposes of this Lease, and (y) the extension of the Fixed Term of this Lease to be coterminous with the "Fixed Term" of the Newest Facility Group Lease, as applicable. Notwithstanding the foregoing, the failure of Lessor to prepare and/or the failure of Lessee to so execute and deliver any such amendment shall not, absent manifest error, affect Lessor's determination of the matters to be confirmed thereby.

                                   ARTICLE II.
                                   -----------

                  2. Definitions. For all purposes of this Lease, except as otherwise expressly provided or unless the context otherwise requires, (i) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular; (ii) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP as at the time applicable; (iii) all references in this Lease to designated "Articles," "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Lease; (iv) the word "including" shall have the same meaning as the phrase "including, without limitation," and other similar phrases; and (v) the words "herein," "hereof" and "hereunder" and other similar words refer to this Lease as a whole and not to any particular Article, Section or other subdivision:

                  ACH:  As defined in Section 3.1.
                  ---
                  Additional Charges:  As defined in Article III.
                  ------------------
                  Additional Rent:  As defined in Article III.
                  ---------------
                  Affiliate: Any Person which, directly or indirectly, controls or is controlled by or is under common control with any other Person. For purposes of this definition, "control" (including the correlative meanings of the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, through the ownership of fifty percent (50%) or more of the voting securities, partnership interests or other equity interests, including any Subsidiary of a Person. Notwithstanding the foregoing, when used with respect to any corporation, the term "Affiliate" shall mean (i) any Person which owns, directly or indirectly (including through one or more intermediaries), fifty percent (50%) or more of any class of voting security of such corporation, which class has the power to elect a majority of the Board of Directors, (ii) any Subsidiary of such corporation and (iii) any Subsidiary of a Person described in clause
(i).

                  Appraiser:  As defined in Article XXXIV.
                  ---------
                  Award: All compensation, sums or anything of value awarded, paid or received on a total or partial Condemnation.

                  Bankruptcy Code: The United Stated Bankruptcy Code (11 U.S.C. ss. 101 et seq.), and any successor statute or legislation thereto.

                  Base Gross Revenues: (i) For the Fixed Term, Fifty Percent (50%) of the Gross Revenues for the second Lease Year of the Fixed Term and (ii) for each Extended Term, if any, Fifty Percent (50%) of the Gross Revenues for the first Lease Year of such Extended Term. In determining Additional Rent for any partial Lease Year, Base Gross Revenues for such partial Lease Year shall be determined by multiplying the applicable Base Gross Revenues by a fraction, the numerator of which is the number of days in the partial Lease Year and the denominator of which is 365.

                  BLS:  Bureau of Labor Statistics, U.S. Department of Labor.

                  Business Day: Each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which national banks in the City of New York, New York are authorized, or obligated, by law or executive order, to close.

                  Capital Additions: One or more new buildings, or one or more additional structures annexed to any portion of any of the Leased Improvements, or the material expansion of existing improvements, which are constructed on any parcel or portion of the Land, during the Term, including construction of a new wing or new story, or the renovation of existing improvements on the Leased Property in order to provide a functionally new facility needed to provide services not previously offered. The Capital Addition Project shall be treated for all purposes of this Lease as a "Capital Addition," and all amounts advanced to Lessee, or otherwise expended by Lessor with respect thereto shall be treated as "Capital Addition Costs" funded by Lessor.

                  Capital Addition Costs: The costs of any Capital Addition made to the Leased Property whether paid for by Lessee or Lessor, including (i) all permit fees and other costs imposed by any governmental authority, the cost of site preparation, the cost of construction including materials and labor, the cost of supervision and related design, engineering and architectural services, the cost of any fixtures, and if and to the extent approved by Lessor, the cost of construction financing; (ii) fees paid to obtain necessary licenses and certificates; (iii) if and to the extent approved by Lessor in writing and in advance, the cost of any land contiguous to the Leased Property which is to become a part of the Leased Property purchased for the purpose of placing thereon the Capital Addition or any portion thereof or for providing means of access thereto, or parking facilities therefor, including the cost of surveying the same; (iv) the cost of insurance, real estate taxes, water and sewage charges and other carrying charges for such Capital Addition during construction; (v) the cost of title insurance; (vi) reasonable fees and expenses of legal counsel; (vii) filing, registration and recording taxes and fees;
(viii) documentary stamp and similar taxes; and (ix) all reasonable costs and expenses of Lessor and any Person which has committed to finance the Capital Addition, including (a) the reasonable fees and expenses of their respective legal counsel; (b) printing expenses; (c) filing, registration and recording taxes and fees; (d) documentary stamp and similar taxes; (e) title insurance charges and appraisal fees; (f) rating agency fees; and (g) commitment fees charged by any Person advancing or offering to advance any portion of the financing for such Capital Addition.

                  Capital Addition Project:  As defined in Section 10.3.
                  ------------------------

                  Cash Flow: The net income from the Facility, determined on the basis of GAAP applied on a consistent basis, plus the sum of (i) depreciation and amortization expense; (ii) Rent and other expenses payable hereunder, excluding, however, Impositions; (iii) management fees; and (iv) income taxes paid by Lessee; less the sum of (x) a management fee allowance of five percent (5%) of Gross Revenues for the corresponding period plus (y) an annual Two Hundred Dollar ($200) per unit reserve, pro-rated for the corresponding period.

                  Cash Flow Coverage: For any period, calculated as of the last day of the period, the ratio of Cash Flow attributable to such period to total Rent payable for such period under the Lease.

                  Closing Date:  As defined in the Contract of Acquisition.
                  ------------
                  Code:  The Internal Revenue Code of 1986, as amended.
                  ----
                  Commencement Date:  The Closing Date.
                  -----------------

                  Commercial Occupancy Arrangement: Any commercial (as opposed to resident or patient) Occupancy Arrangement.

                  Competing Facility: Any facility or institution providing services or goods similar to those provided or to be provided at the time in question in connection with the Facility and the Primary Intended Use or similar to those provided in connection with any other Permitted Use hereunder as to which Lessee then desires to change the Facility's Primary Intended Use.

                  Condemnation: The exercise of any governmental power, whether by legal proceedings or otherwise, by a Condemnor or a voluntary sale or transfer by Lessor to any Condemnor, either under threat of condemnation or while legal proceedings for condemnation are pending.

                  Condemnor: Any public or quasi-public authority, or private corporation or individual, having the power of Condemnation.

                  Consolidated Financials: For any fiscal year or other accounting period for Lessee and its consolidated Subsidiaries, statements of earnings and retained earnings and of changes in financial position for such period and for the period from the beginning of the respective fiscal year to the end of such period and the related balance sheet as at the end of such period, together with the notes thereto, all in reasonable detail and setting forth in comparative form the corresponding figures for the corresponding period in the preceding fiscal year, and prepared in accordance with GAAP.

                  Consolidated Net Worth: At any time, with respect to a Person, the sum of the following for such Person and its consolidated Subsidiaries, as the case may be, on a consolidated basis determined in accordance with GAAP:

                           (i) the amount of capital or stated capital (after deducting the cost of any shares held in its treasury), plus

                           (ii)the  amount  of  capital   surplus  and  retained
         earnings (or, in the case of a capital surplus or retained earnings deficit, minus the amount of such deficit), minus

                           (iii) the sum of the following (without duplication of deductions in respect of items already deducted in arriving at surplus and retained earnings): (a) unamortized debt discount and expense; and (b) any write-up in book value of assets resulting from a revaluation thereof subsequent to the most recent Consolidated Financials prior to the date hereof, excluding, however, any (i) net write-up in value of foreign currency in accordance with GAAP, (ii) write-up resulting from a reversal of a reserve for bad debts or depreciation, and (iii) write-up resulting from a change in methods of accounting for inventory.

                  Contract of Acquisition: The agreement of even date herewith by and among Lessor and Lessee relative to the acquisition by Lessor of the Leased Property.

                  Cost of Living Index: The Consumer Price Index for All Urban Consumers, U.S. City Average (1982-1984 = 100), published by the BLS, or such other renamed index. If the BLS changes the publication frequency of the Cost of Living Index so that a Cost of Living Index is not available to make a cost-of-living adjustment as specified herein, the cost-of-living adjustment shall be based on the percentage difference between the Cost of Living Index for the closest preceding month for which a Cost of Living Index is available and the Cost of Living Index for the comparison month as required by this Lease. If the BLS changes the base reference period for the Cost of Living Index from 1982-84 = 100, the cost-of-living adjustment shall be determined with the use of such conversion formula or table as may be published by the BLS. If the BLS otherwise substantially revises, or ceases publication of the Cost of Living Index, then a substitute index for determining cost-of-living adjustments, issued by the BLS or by a reliable governmental or other nonpartisan publication, shall be reasonably selected by Lessor.

                  County: The County or Township in which the Leased Property is located.

                  CPI Increase: The percentage increase (but not decrease) in
(i) the Cost of Living Index published for the beginning of the first Quarter of each Lease Year, over (ii) the Cost of Living Index published for the beginning of the first Quarter of the immediately prior Lease Year.

                  CPI Rent: An amount equal to the sum of (i) the product of (y) the sum of the prior Lease Year's Minimum Rent and Additional Rent, times (z) the current CPI Increase and (ii) the prior Lease Year's Additional Rent.

                  Date of Taking: The date the Condemnor has the right to possession of the property being condemned.

                  Environmental Costs: As defined in Article XXXVI.

                  Environmental Laws:  Environmental Laws shall mean any and all federal, state, municipal and local laws, statutes, ordinances, rules, regulations, guidances, policies, orders, decrees, judgments, whether statutory or common law, as amended from time to time, now or hereafter in effect, or promulgated, pertaining to the environment, public health and safety and industrial hygiene, including the use, generation, manufacture, production, storage, release, discharge, disposal, handling, treatment, removal, decontamination, clean-up, transportation or regulation of any Hazardous Substance, including the Clean Air Act, the Clean Water Act, the Toxic Substances Control Act, the Comprehensive Environmental Response Compensation and Liability Act, the Resource Conservation and Recovery Act, the

Federal Insecticide, Fungicide, Rodenticide Act, the Safe Drinking Water Act and the Occupational Safety and Health Act.

                  Event of Default:  As defined in Article XVI.
                  ----------------
                  Extended Term(s):  As defined in Article XIX.
                  ---------------

                  Facility: The current 40-unit, approximately 21,000 square foot assisted-living care facility being operated on the Leased Property.

                  Facility Group Leases: Those certain other leases described on Exhibit E attached hereto and incorporated herein by this reference, together with all other leases hereinafter entered into between Lessor or an Affiliate of Lessor and Lessee or an Affiliate of Lessee which recite that they are "Facility Group Leases". This Lease shall be deemed a "Facility Group Lease" for purposes of each other Facility Group Lease. Notwithstanding the foregoing, the following shall apply:

                           (i) If the Leased Property is transferred or conveyed by Lessor to any Person (other than an Affiliate of Lessor) this Lease shall be deemed a "Facility Group Lease" only with respect to each other Facility Group Lease which is also transferred or conveyed by Lessor or an Affiliate of Lessor to the same Person and/or its Affiliate(s); and

                           (ii) If the "Leased Property" of any other Facility Group Lease is transferred or conveyed by Lessor or any Affiliate of Lessor to any Person (other than Lessor or an Affiliate of Lessor), such Facility Group Lease shall be deemed a "Facility Group Lease" with respect to this Lease only to the extent that the Leased Property is also transferred or conveyed to the same Person and/or its Affiliate(s).

                  Facility Mortgage:  As defined in Article XIII.
                  -----------------
                  Facility Mortgagee:  As defined in Article XIII.
                  ------------------
                  Facility Operating Deficiency: A deficiency in the conduct of the operation of the Facility which, in the reasonable determination of Lessor, if not corrected within a reasonable time, would jeopardize the Facility's licensure or certification under government reimbursement programs, to the extent applicable.

                  Fair Market Rental: The fair market rental value of the Leased Property, or applicable portion thereof, including any periodic increases therein, determined in accordance with the appraisal procedures set forth in Articles XXXIV. Notwithstanding the foregoing, if Lessee shall enter into a Master Sublease in accordance with the applicable provisions of Article XXIV in a bona fide, arms-length transaction with any Person (other than an Affiliate of Lessee), then the Fair Market Rental of the Leased Property, or the applicable portion thereof, for purposes of Section 24.2(b) shall be the rent (however denominated and paid) payable under such Master Sublease, unless in connection with the transaction(s) as to which such Master Sublease is a part (including any step, tiered or indirect transactions), additional or other rent or consideration is payable to Lessee or any Affiliate of Lessee in addition to the rent payable under the Master Sublease, in which event the appraisers appointed pursuant to the appraisal procedures set forth in Article XXXIV shall determine whether the rent payable to Lessee or any Affiliate of Lessee under the Master Sublease is reasonably related to the Fair Market Rental of the Leased Property, or applicable portion thereof, as also determined pursuant to this definition and the appraisal procedures set forth in Article XXXIV. If so reasonably related, the Fair Market Rental of the Leased Property for purposes of Section 24.2(b) shall be deemed the rent payable under such Master Sublease. Otherwise, the Fair Market Rental of the Leased Property, or applicable portion thereof, for purposes of such Section 24.2(b) shall be determined pursuant to this definition and the appraisal procedures set forth in
Article XXXIV, but in no event greater than the total rent and other consideration payable to Lessee or any Affiliate of Lessee in connection with such Master Sublease and the other transaction(s) as to which such Master Sublease is a part. As used in this definition, the term "rent" shall mean all consideration paid or given, directly or indirectly, to Lessee or any Affiliate of Lessee under the Master Sublease and/or in connection with the transaction(s) or to which such Master Sublease is a part. For purposes of this definition, the definition of "Fair Market Value" below and the provisions of Section 24.8 below, the term "consideration" shall mean and include money, services, property and other things of value, including payment of costs, cancellation of indebtedness, discounts, rebates, barter and the like. For purposes of Section
24.2 below and the payment of "Transfer Consideration" to Lessor as provided therein, if any rent or other consideration is payable to Lessee or any Affiliate of Lessee in a form other than cash, Lessor shall be entitled to receive the applicable "Transfer Consideration" on account thereof in cash based upon the fair market value of such consideration.

                  Fair Market Value: The fair market value of the Leased Property, and all Capital Additions, determined in accordance with the appraisal procedures set forth in Article XXXIV or Section 35.1, as applicable. Fair Market Value shall be the higher value obtained by assuming that the Leased Property is unencumbered by this Lease or encumbered by this Lease. Further, in determining Fair Market Value the positive or negative effect on the value of the Leased Property attributable to the interest rate, amortization schedule, maturity date, prepayment penalty and other terms and conditions of any encumbrance which will not be removed at or prior to the date as of which such Fair Market Value determination is being made shall be taken into account. The Leased Property shall be valued at its highest and best use which shall be presumed to be as a fully-permitted Facility operated in accordance with the provisions of this Lease. Fair market value of the Leased Property shall not include "going concern" or "business enterprise" value attributable to factors other than the highest and best use of the Leased Property. In addition, in determining Fair Market Value, the negative value of (a) any deferred maintenance or other items of repair or replacement of the Leased Property, (b) any then current or prior licensure or certification violations and/or admissions holds and (c) any other breach or failure of Lessee to perform or observe its obligations hereunder shall not be taken into account; rather, the Leased Property, and every part thereof, shall be deemed to be in the condition required by this Lease (i.e., good order and repair) and Lessee shall at all times be deemed to have operated the Facility in compliance with and to have performed all obligations of the Lessee under this Lease. Notwithstanding the foregoing, in the event of a bona fide, arms-length Transfer with any Person (other than an Affiliate of Lessee and other than pursuant to a Master Sublease), the Fair Market Value of the Leased Property for purposes of Section 24.2(c) below shall be the gross consideration (as defined above) payable to Lessee or any Affiliate of Lessee in connection with such Transfer for Lessee's leasehold interest in the Leased Property created under this Lease, unless in connection with the transaction(s) as to which such Transfer is a part (including any step, tiered or indirect transactions), additional or other gross consideration is payable to Lessee or any Affiliate of Lessee in addition to the gross consideration allocated by the parties thereto to the leasehold interest created hereby, in which event the appraisers appointed pursuant to the appraisal procedures set forth in Article XXXIV shall determine whether the portion of such gross consideration payable to Lessee or any Affiliate of Lessee in such transaction(s) and allocated for the leasehold estate created hereby as initially determined by the parties thereto is reasonably related to the Fair Market Value of the Leased Property, as also determined pursuant to this definition and the appraisal procedures set forth in such Article XXXIV. If so reasonably related, the Fair Market Value of the Leased Property for purposes of such Section 24.2(c) shall be deemed the portion of the gross consideration so allocated by the parties. Otherwise, the Fair Market Value of the Leased Property for purposes of such Section 24.2(c) shall be determined pursuant to this definition and the appraisal procedures set forth in such Article XXXIV, but in no event greater than the gross consideration payable to Lessee or any Affiliate of Lessee in connection with such Transfer and the other transaction(s) as to which such Transfer is a part.

                  Fixed Term:  As defined in Article I.
                  ----------
                  Fixtures:  As defined in Article I.
                  --------
                  GAAP:  Generally accepted accounting principles.
                  ----
                  Gross Revenues: All revenues received or receivable from or by reason of the operation of the Facility or any other use of the Leased Property, Lessee's Personal Property and all Capital Additions including all revenues received or receivable for the use of or otherwise attributable to units, rooms, beds and other facilities provided, meals served, services performed (including ancillary services), space or facilities subleased or goods sold on or from the Leased Property and all Capital Additions; provided, however, that Gross Revenues shall not include:

                  (i) non-operating revenues such as interest income (including interest earned on sinking funds, Special Security Accounts or any bond funds originally and specifically formulated as a requirement of any bond issue utilized to finance Lessee's business operations) or income from the sale of assets not sold in the ordinary course of business;

                  (ii)     bad debt in accordance with GAAP;

                  (iii)    refunds made to patients, customers or clients;

                  (iv) federal, state or local excise or sales taxes and any tax based upon or measured by such revenues which is added to or made a part of the amount billed to the patient or other recipient of such services or goods, whether included in the billing or stated separately; and

                  (v)     refunds or credits on account of taxes paid by Lessee.

         Gross Revenues for each Lease Year shall include all cost report settlement amounts received in or payable during such Lease Year in accordance with GAAP relating to health care accounting, regardless of the year that such settlement amounts are applicable to; provided, however, that to the extent settlement amounts are applicable to years, or portions thereof, prior to the Commencement Date, such settlement amounts shall not be included in Gross Revenues for the Lease Year in which such settlement amounts are received or paid. Gross Revenues shall also include the Gross Revenues of any Occupant under a Commercial Occupancy Arrangement, i.e., the Gross Revenues generated from the operations conducted on or from such subleased, licensed or other used or occupied portion of the Leased Property shall be included directly in the Gross Revenues; provided, however, that the rent received or receivable by Lessee from or under such Commercial Occupancy Arrangement shall be excluded from Gross Revenues for such purpose.

                  Guarantor:  ILC.
                  ---------
                  Guaranty: The Guaranty of even date herewith executed by Guarantor.
                  Handling:  As defined in Article XXXVII.
                  --------
                  Hazardous Substances: Collectively, any petroleum, petroleum product or byproduct or any substance, material or waste regulated or listed pursuant to any Environmental Law.

                  HCPI:  Health  Care  Property  Investors,   Inc.,  a  Maryland
corporation.

                  ILC:   Integrated   Living   Communities,   Inc.,  a  Delaware
corporation.

                  Impositions: Collectively, all taxes, including capital stock, franchise and other state taxes of Lessor (or, if Lessor is not HCPI, of HCPI as a result of its investment in Lessor), ad valorem, sales, use, single business, gross receipts, transaction privilege, rent or similar taxes; assessments including assessments for public improvements or benefits, whether or not commenced or completed prior to the date hereof and whether or not to be completed within the Term; ground rents; water, sewer and other utility levies and charges; excise tax levies; fees including license, permit, inspection, authorization and similar fees; and all other governmental charges, in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character in respect of the Leased Property and/or the Rent and all interest and penalties thereon attributable to any failure in payment by Lessee which at any time prior to, during or in respect of the Term hereof may be assessed or imposed on or in respect of or be a lien upon (i) Lessor or Lessor's interest in the Leased Property, (ii) the Leased Property or any part thereof or any rent therefrom or any estate, right, title or interest therein, or (iii) any occupancy, operation, use or possession of, or sales from or activity conducted on or in connection with the Leased Property or the leasing or use of the Leased Property or any part thereof; provided, however, that nothing contained in this Lease shall be construed to require Lessee to pay (a) any tax based on net income (whether denominated as a franchise or capital stock or other tax) imposed on Lessor or any other Person, (b) any transfer, or net revenue tax of Lessor or any other Person except Lessee and its successors, (c) any tax imposed with respect to the sale, exchange or other disposition by Lessor of any Leased Property or the proceeds thereof, or (d) except as expressly provided elsewhere in this Lease, any principal or interest on any indebtedness on the Leased Property for which Lessor is the obligor, except to the extent that any such tax, assessment, tax levy or charge of the type described in clause (a), (b) or (c) above is levied, assessed or imposed in lieu thereof or as a substitute for any tax which is otherwise included in this definition.

                  Incremental Gross Revenues: The positive amount, if any, by which the Gross Revenues for the current Lease Year or partial Lease Year exceeds the Base Gross Revenues.
                  Insurance Requirements: The terms of any insurance policy required by this Lease and all requirements of the issuer of any such policy and of any insurance board, association, organization or company necessary for the maintenance of any such policy.

                  Intangible Property: All accounts, proceeds of accounts, rents, profits, income or revenues derived from the use of rooms or other space within the Leased Property or the providing of services in or from the Leased Property; documents, chattel paper, instruments, contract rights, deposit accounts, general intangibles, causes of action, now owned or hereafter acquired by Lessee (including any right to any refund of any Impositions) arising from or in connection with Lessee's operation or use of the Leased Property; all licenses and permits now owned or hereinafter acquired by Lessee, which are necessary or desirable for Lessee's use of the Leased Property for its Primary Intended Use or any other Permitted Use, including, if applicable, any certificate of need or similar certificate; the right to use any trade name or other name associated with the Facility; and any and all third-party provider agreements (including Medicare and Medicaid).

                  Land:  As defined in Article I.
                  ----
                  Lease:  As defined in the preamble.
                  -----
                  Lease Rate:  Nine and Seventy-Nine Hundredths Percent (9.79%).
                  ----------
                  Lease Year: Each period of twelve (12) full calendar months from and after the Commencement Date, unless the Commencement Date is a day other than the first (1st) day of a calendar month, in which case the first Lease Year shall be the period commencing on the Commencement Date and ending on the last day of the twelfth (12th) full month following the month in which the Commencement Date occurs and each subsequent Lease Year shall be each period of twelve (12) full calendar months after the last day of the prior Lease Year; provided, however, that the last Lease Year during the Term may be a period of less than twelve (12) full calendar months and shall end on the last day of the Term.

                  Leased  Improvements;  Leased  Property:  Each as  defined  in
Article I.
                  ------------------------------------
                  Leasehold FMV:  As defined in Article XXIV.
                  -------------
                  Legal Requirements: All federal, state, county, municipal and other governmental statutes, laws (including common law and Environmental Laws), rules, policies, guidance, codes, orders, regulations, ordinances, permits, licenses, covenants, conditions, restrictions, judgments, decrees and injunctions affecting either the Leased Property, Lessee's Personal Property and all Capital Additions or the construction, use or alteration thereof, whether now or hereafter enacted and in force, including any which may (i) require repairs, modifications or alterations in or to the Leased Property, Lessee's Personal Property and all Capital Additions, (ii) in any way adversely affect the use and enjoyment thereof, or (iii) regulate the transport, handling, use, storage or disposal or require the cleanup or other treatment of any Hazardous Substance.

                  Lessee:  As defined in the preamble.
                  ------

                  Lessee's Personal Property: The Personal Property other than Lessor's Personal Property.

                  Lessor:  As defined in the preamble.
                  ------
                  Lessor's Personal Property:  As defined in Article I.
                  --------------------------
                  Letter of Credit Date:  As defined in Section 21.2.
                  ---------------------
                  Master Sublease:  As defined in Article XXIV.
                  ---------------
                  Minimum Rent:  As defined in Article III.
                  ------------

                  Minimum Repurchase Price: At any given time, the sum of (i) the "Purchase Price" of the Leased Property at the time of acquisition of the Leased Property by Lessor, together with any closing costs incurred by Lessor in connection therewith in excess of the amount reimbursed to Lessor, all as more particularly provided in the Contract of Acquisition plus (ii) any Capital Addition Costs funded by Lessor.

                  Newest Facility Group Lease. At any given time, that certain Facility Group Lease the "Commencement Date" of which has occurred later than the "Commencement Date" of any other Facility Group Lease.

                  Occupancy   Arrangement:   Any  sublease,   license  or  other
arrangement with a Person for the right to use, occupy or possess any portion of the Leased Property and/or any Capital Additions.

                  Occupant:  Any Person under an Occupancy Arrangement.
                  --------
                  Offer:  As defined in Article XXXV.
                  -----

                  Officer's Certificate: A certificate of Lessee signed by an officer authorized to so sign by its board of directors or by-laws.

                  Overdue Rate: On any date, a rate equal to 2% above the Prime Rate, but in no event greater than the maximum rate then permitted under applicable law.

                  Payment Date: Any due date for the payment of the installments of Minimum Rent, Additional Rent or any other sums payable under this Lease.

                  Permitted Use: Alzheimer care, congregate care, assisted-living, or skilled nursing facility and such other uses necessary or incidental to such use. Without limiting the specificity of the foregoing "Permitted Use(s)," in no event shall Lessee use the Facility, or any portion thereof, as independent apartments for seniors.

                  Person: Any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other form of entity.

                  Personal Property: All machinery, furniture and equipment, including phone systems and computers, trade fixtures, inventory, supplies and other personal property used in connection with the operation of the Leased Property for its Primary Intended Use, other than Fixtures.

                  Primary Intended Use: The specific Permitted Use for which the Facility is being operated at any time during the Term in accordance with this definition. Initially, the Primary Intended Use shall be an Alzheimer's assisted-living care facility. Lessee shall give to Lessor not less than thirty
(30) days prior written notice of any change in the Primary Intended Use to any other Permitted Use hereunder. Lessee shall not be entitled to change the Primary Intended Use to any other Permitted Use (i) without first providing such notice to Lessor or (ii) at any time after the occurrence of an Event of Default hereunder which remains uncured (if applicable). In addition, without Lessor's prior written consent, which consent may be given or withheld in Lessor's sole and absolute discretion, Lessee shall not be entitled to change the Primary Intended Use to any other Permitted Use if Lessee or any Affiliate of Lessee then owns, operates or manages or has a material interest (including a controlling interest) in a Competing Facility within the Ten Mile Area or, if such change in use is to occur after the eighth (8th) Lease Year of the Fixed Term or after the Third (3rd) Lease Year of either Extended Term, as applicable, within either the Ten Mile Area or the Ten-Fifteen Mile Area.

                  Prime Rate: On any date, a rate equal to the annual rate on such date announced by the Bank of New York to be its prime, base or reference rate for 90-day unsecured loans to its corporate borrowers of the highest credit standing but in no event greater than the maximum rate then permitted under applicable law. If the Bank of New York discontinues its use of such prime, base or reference rate or ceases to exist, Lessor shall designate the prime, base or reference rate of another state or federally chartered bank based in New York to be used for the purpose of calculating the Prime Rate hereunder.

                  Put Event: An Event of Default hereunder which results in a material reduction (i.e., 5% or more) in the Fair Market Value of the Leased Property, provided that the Fair Market Value of the Leased Property taking into account the occurrence of such Event of Default is less than the Minimum Repurchase Price. In determining the Fair Market Value of the Leased Property following an Event of Default, the appraisers appointed pursuant to Article XXXIV shall determine such Fair Market Value for the Leased Property (i) taking into account such Event of Default and (ii) as though such Event of Default had not occurred. Notwithstanding that Lessor and Lessee have specifically defined a "Put Event," in no event shall the same be deemed to derogate the materiality of an Event of Default as provided in Section 16.1 below (including an Event of Default which does not constitute a Put Event) or otherwise limit Lessor's rights and remedies upon the occurrence of an Event of Default, including those rights and remedies set forth in Sections 16.2, 16.3 and 16.4 below.

                  Quarter: During each Lease Year, the first three (3) calendar month period commencing on the first (1st) day of such Lease Year and each subsequent three (3) calendar month period within such Lease Year; provided, however, that (i) the first Quarter during the Term may be a period of more than three (3) months and shall commence on the Commencement Date and end upon the expiration of the third (3rd) full calendar month following the Commencement Date and (ii) the last Quarter during the Term may be a period of less than three (3) calendar months and shall end on the last day of the Term.

                  Related Lessee Persons: Any Person(s) which controls Lessee and would be deemed an Affiliate of Lessee, including any partners, shareholders, principals or trustees of Lessee or any partners, shareholders, principals or trustees of any such Person(s) to the extent the same control Lessee and would be deemed an Affiliate of Lessee.


                  Removable Personal Property: Any item of Lessee's Personal Property which (i) does not constitute a replacement (whether or not an upgrade thereof), modification, alteration or substitution of or to any of Lessor's Personal Property or (ii) is not required in order to operate the Facility in compliance with all licensure and certification requirements and all other Legal Requirements and Insurance Requirements for the Primary Intended Use.

                  Rent: Collectively, the Minimum Rent, Additional Rent and Additional Charges.

                  SEC:     Securities and Exchange Commission.
                  ---
                  State: The State or Commonwealth in which the Leased Property is located.

                  Subsidiaries: Corporations, partnerships, limited liability companies, business trusts or other legal entities with respect to which a Person owns, directly or indirectly, 50% or more of the voting stock or partnership, membership or other equity interest, respectively.

                  Ten Mile Area:  As defined in Section 6.4.1.

                  Ten-Fifteen Mile Area:  As defined in Section 6.4.1.

                  Term: Collectively, the Fixed Term and any Extended Term(s), as the context may require, unless earlier terminated.

                  Transfer:  As defined in Article XXIV.

                  Transfer Consideration:  As defined in Article XXIV.

                  Unavoidable Delays: To the extent specifically applicable to any provision of this Lease, delays resulting from a cause beyond the reasonable control of a party responsible for performing an obligation hereunder. For purposes of this definition, cause shall be beyond the reasonable control of a party when such cause would affect any person similarly situated (such as strike, lockout, power failure, act of God, governmental restriction, enemy action, civil commotion, fire or unavoidable casualty) but shall not be beyond the reasonable control of such party when peculiar to such party (such as financial inability, lack of funds or failure to order long lead time materials sufficiently in advance). To the extent applicable to a particular provision herein, in the event of any occurrence which a party believes constitutes a cause beyond the reasonable control of such party and which will delay any performance by such party hereunder, such party shall promptly in writing notify the other party of the occurrence and nature of such cause, the anticipated period of delay and the steps being taken by such party to mitigate the effects of such delay.

                  Unsuitable for Its Primary Intended Use: A state or condition of the Facility such that by reason of damage or destruction or Condemnation, in the good faith judgment of Lessor and Lessee, the Facility cannot be operated on a commercially practicable basis for its Primary Intended Use.

                                  ARTICLE III.
                                  ------------

                  3.1 Rent. Lessee will pay to Lessor in lawful money of the United States of America which shall be legal tender for the payment of public and private debts, without offset or deduction, the amounts set forth hereinafter as Minimum Rent and Additional Rent during the Term. Payments of Minimum Rent shall be made by a prearranged payment deposit through the Electronic Automated Clearing House Network ("ACH") initiated by Lessee to Lessor's account at an ACH member bank on or before the fifth (5th) day of each calendar month. Payments of Additional Rent shall be made at Lessor's address set forth in Article XXXIII or at such other place or to such other Person as Lessor from time to time may designate in writing.

                  3.1.1 Minimum Rent. Subject to upward adjustment(s) with respect to the Capital Addition Project funded by Lessor as described in Section
10.3 below, for the period from the Commencement Date through the expiration of the Fixed Term, Lessee shall pay to Lessor "Minimum Rent" monthly, in advance on or before the first day of each calendar month, an amount equal to $18,764.17 (i.e., one-twelfth (1/12) of the product of (i) the Lease

Rate times (ii) the Minimum Repurchase Price as of the Commencement Date). The first monthly payment of Minimum Rent shall be payable on the Commencement Date (prorated as to any partial calendar month at the beginning of the Term). Such monthly Minimum Rent shall be increased from time to time on the date of any payment or funding by Lessor on account of the Capital Addition Project pursuant to the provisions of Section 10.3 by one-twelfth (1/12th) of the product of (a) the amount of the particular payment or funding by Lessor, times (b) Three and Twenty-Five Hundredths Percent (3.25%) above the ten-year U.S. Treasury Note Rate, published in the Wall Street Journal on the date of such payment or funding by Lessor and quoting the rate for the immediately prior Business Day. If the ten-year U.S. Treasury Note Rate is discontinued prior to any such payment or funding by Lessor, then such calculation shall be made instead to a substitute rate selected by Lessor that is comparable with the ten-year U.S. Treasury Note rate, and such substitute rate shall be compared to ten-year U.S. Treasury Note rate, published in the Wall Street Journal as of the date hereof. Similarly, if the Wall Street Journal is discontinued, a substitute publication selected by Lessor shall be used. Such monthly Minimum Rent payable for any month(s) during which an increase in the Minimum Rent occurs by reason of any payments or funding by Lessor on account of the Capital Addition Project, shall be prorated based upon the number of days for which such adjusted rental amounts apply. From time to time at Lessor's request, Lessor and Lessee shall enter into an amendment of this Lease in form acceptable to Lessor to reflect the adjustment in the monthly Minimum Rent payable hereunder by reason of any such payments or fundings by Lessor on account of the Capital Addition Project. Failure of Lessee to so execute and deliver any such amendment shall not, however, affect the determination of the monthly Minimum Rent payable hereunder. Minimum Rent for the Extended Terms, if any, shall be determined in accordance with the provisions of Article XIX.

                  3.1.2 Additional Rent. In addition to the Minimum Rent, Lessee shall, commencing with (x) the first (1st) Quarter of the second (2nd) Lease Year of the Fixed Term and continuing through the expiration of the Fixed Term and (y) the first (1st) Quarter of the second (2nd) Lease Year of each Extended Term, if any, and continuing through the expiration of the applicable Extended Term, pay to Lessor annual "Additional Rent" in an amount equal to the CPI Rent; provided, however, that in no event shall the sum of the Minimum Rent and Additional Rent paid or payable by Lessee for (1) any Lease Year during the Fixed Term commencing with the second (2nd) Lease year of the Fixed Term or (2) any Lease Year during the applicable Extended Term, if any, commencing with any second (2nd) Lease Year of such Extended Term, be:

                       (a) less than the lesser of (i) One Hundred Two Percent (102%) of the sum of the Minimum Rent and Additional Rent paid or payable by Lessee for the immediately prior Lease Year of the applicable Term (taking into account the annualized increase in the Minimum Rent resulting from any payments or funding by Lessor on account of the Capital Addition Project pursuant to
Section 10.3) and (ii) the sum of (A) the Minimum Rent and Additional Rent paid or payable for the immediately prior Lease Year, plus (B) One Hundred Percent (100%) of Incremental Gross Revenues; nor

                       (b) more than One Hundred Five Percent (105%) of the sum of Minimum Rent and Additional Rent paid or payable by Lessee for the immediately prior Lease Year of the applicable Term (taking into account the annualized increase in the Minimum Rent resulting from any payments made by Lessor on account of the Capital Addition Project pursuant to Section 10.3).

                  3.2 Quarterly Calculation and Payment of Additional Rent; Annual Reconciliation.

                  3.2.1 Lessee shall calculate and pay Additional Rent quarterly, in arrears, for the portion of the entire Lease Year, on a cumulative basis, up to the end of the Quarter then most recently ended, less the Additional Rent already paid and attributable to such Lease Year. If at the time any calculation on account of Additional Rent is to be made the applicable Gross Revenues are not yet available (if applicable) Lessee shall use its best estimate of the applicable Gross Revenues. Each quarterly payment of Additional Rent shall be delivered to Lessor, together with an Officer's Certificate setting forth the calculation thereof, on or before the last Business Day of the calendar month immediately following the end of the corresponding Quarter.

                  3.2.2 Within ninety (90) days after the end of each Lease Year, Lessee shall deliver to Lessor either (a) an Officer's Certificate setting forth the Gross Revenues for such Lease Year or (b) an Officer's Certificate stating that Incremental Gross Revenues for such Lease Year exceed Two Percent (2%) of the sum of Minimum Rent and Additional Rent paid or payable by Lessee for the immediately prior Lease Year. Following receipt by Lessor of such Certificate, Lessor shall, if applicable, determine the Additional Rent for such Lease Year based upon Gross Revenues and give Lessee notice of the same together with the calculations upon which the Additional Rent was based. If such Additional Rent based upon Gross Revenues exceeds the sum of the quarterly payments of Additional Rent previously paid by Lessee with respect to such Lease Year, Lessee shall forthwith pay such deficiency to Lessor. If such Additional Rent based upon Gross Revenues for such Lease Year is less than the amount previously paid by Lessee with respect thereto, Lessor shall, at Lessee's option, either (i) remit to Lessee its check in an amount equal to such difference, or (ii) credit such difference against the quarterly payments of Additional Rent next coming due.

                  3.2.3 Any difference between the annual Additional Rent for any Lease Year as shown in said Officer's Certificate and the total amount of quarterly payments for such Lease Year previously paid by Lessee, whether in favor of Lessor or Lessee, shall bear interest at a rate equal to the rate payable on 90-day U.S. Treasury Bills as of the last Business Day of such Lease Year until the amount of such difference shall be paid or otherwise discharged.

                  3.2.4 If the expiration or earlier termination of the Term is a day other than the last day of a Lease Year, then the amount of the last quarterly installment of Additional Rent shall be paid pro rata on the basis of the actual number of days in such Lease Year.

                  3.2.5 As soon as practicable after the expiration or earlier termination of the Term, a final reconciliation of Additional Rent shall be made taking into account, among other relevant adjustments, any unresolved contractual allowances which relate to Gross Revenues accrued prior to such expiration or termination; provided that if the final reconciliation has not been made within six (6) months of such expiration or termination, then a final reconciliation shall be made at that time based on all available relevant information, including Lessee's good faith best estimate of the amount of any unresolved contractual allowances.

                  3.3 Confirmation of Gross Revenues. Lessee shall utilize, or cause to be utilized, an accounting system for the Leased Property in accordance with its usual and customary practices and in accordance with GAAP which will accurately record all Gross Revenues and Lessee shall retain for at least five
(5) years after the expiration of each Lease Year reasonably adequate records conforming to such accounting system showing all Gross Revenues for such Lease Year. Lessor, at its own expense except as provided hereinbelow, shall have the right from time to time (but in no event more than one time per Lease Year or partial Lease Year) by its accountants or representatives, to review and/or audit the information set forth in the Officer's Certificate referred to in Section 3.2(a) and in connection with such review and/or audit to examine Lessee's records with respect thereto (including supporting data and sales tax returns) subject to any prohibitions or limitations on disclosure of any such data under applicable law or regulations including any duly enacted "Patients' Bill of Rights" or similar legislation, or as may be necessary to preserve the confidentiality of the Facility-patient relationship and the physician-patient privilege. If any such review and/or audit discloses a deficiency in the payment of Additional Rent on account thereof (if applicable), Lessee shall forthwith pay to Lessor the amount of the deficiency together with interest thereon at the Overdue Rate compounded monthly from the date when said payment should have been made to the date of payment thereof. If any such review and/or audit discloses that the Gross Revenues actually received by Lessee for any Lease Year exceed those reported by Lessee by more than Two Percent (2%), Lessee shall pay the costs of such review and/or audit (whether or not Additional Rent is based upon Gross Revenues). Any proprietary information obtained by Lessor pursuant to such review and/or audit shall be treated as confidential, except that such information may, subject to appropriate confidentiality safeguards, be used in any litigation or arbitration proceedings between the parties or disclosed to prospective lenders or purchasers.

                  3.4 Additional Charges. In addition to the Minimum Rent and Additional Rent, (i) Lessee shall, subject to the provisions of Article XII of this Lease, also pay and discharge as and when due and payable all other amounts, liabilities, obligations and Impositions which Lessee assumes or agrees to pay under this Lease prior to the date on which such items may be paid without interest, fine, penalty or forfeiture or such other date as may be specified in this Lease; and (ii) in the event of any failure on the part of Lessee to pay any of those items referred to in clause (i) above, Lessee shall also promptly pay and discharge every fine, penalty, interest and cost which may be added for non-payment or late payment of such items (the items referred to in clauses (i) and (ii) above being referred to herein collectively as the "Additional Charges").

                  3.5 Late Payment of RentLate. LESSEE HEREBY ACKNOWLEDGES THAT LATE PAYMENT BY LESSEE TO LESSOR OF RENT WILL CAUSE LESSOR TO INCUR COSTS NOT CONTEMPLATED HEREUNDER, THE EXACT AMOUNT OF WHICH IS PRESENTLY ANTICIPATED TO BE EXTREMELY DIFFICULT TO ASCERTAIN. SUCH COSTS MAY INCLUDE PROCESSING AND ACCOUNTING CHARGES AND LATE CHARGES WHICH MAY BE IMPOSED ON LESSOR BY THE TERMS OF ANY LOAN AGREEMENT AND OTHER EXPENSES OF A SIMILAR OR DISSIMILAR NATURE. ACCORDINGLY, IF ANY INSTALLMENT OF RENT OTHER THAN ADDITIONAL CHARGES PAYABLE TO A PERSON OTHER THAN LESSOR SHALL NOT BE PAID WITHIN FIVE (5) BUSINESS DAYS AFTER ITS DUE DATE, LESSEE WILL PAY LESSOR ON DEMAND A LATE CHARGE EQUAL TO THE LESSER OF (I) THREE PERCENT (3%) OF THE AMOUNT OF SUCH INSTALLMENT OR (II) THE MAXIMUM AMOUNT PERMITTED BY LAW. THE PARTIES AGREE THAT THIS LATE CHARGE REPRESENTS A FAIR AND REASONABLE ESTIMATE OF THE COSTS THAT LESSOR WILL INCUR BY REASON OF LATE PAYMENT BY LESSEE. THE PARTIES FURTHER AGREE THAT SUCH LATE CHARGE IS RENT AND NOT INTEREST AND SUCH ASSESSMENT DOES NOT CONSTITUTE A LENDER OR BORROWER/CREDITOR RELATIONSHIP BETWEEN LESSOR AND LESSEE. IN ADDITION, THE AMOUNT UNPAID, INCLUDING ANY LATE CHARGES, SHALL BEAR INTEREST AT THE OVERDUE RATE COMPOUNDED MONTHLY FROM THE DUE DATE OF SUCH INSTALLMENT TO THE DATE OF PAYMENT THEREOF, AND LESSEE SHALL PAY SUCH INTEREST TO LESSOR ON DEMAND. THE PAYMENT OF SUCH LATE CHARGE OR SUCH INTEREST SHALL NOT CONSTITUTE WAIVER OF, NOR EXCUSE OR CURE, ANY DEFAULT UNDER THIS LEASE, NOR PREVENT LESSOR FROM EXERCISING ANY OTHER RIGHTS AND REMEDIES AVAILABLE TO LESSOR.

                           Lessor's Initials:
                                             ----------------
                           Lessee's Initials:
                                             ----------------

                  3.6 Net LeaseNet Lease. This Lease is and is intended to be what is commonly referred to as a "net, net, net" or "triple net" lease. The Rent shall be paid absolutely net to Lessor, so that this Lease shall yield to Lessor the full amount of the installments of Minimum Rent, Additional Rent and Additional Charges throughout the Term.

                                   ARTICLE IV.
                                   -----------

                  4.1      Impositions.

                           4.1.1.  Subject to Article XII  relating to permitted
contests, Lessee shall pay, or cause to be paid, all Impositions before any fine, penalty, interest or cost may be added for non-payment. Lessee shall make such payments directly to the taxing authorities where feasible, and promptly furnish to Lessor copies of official receipts or other satisfactory proof evidencing such payments. Except as provided in the last sentence of this
Section 4.1.1 and in Section 4.1.7 below, Lessee's obligation to pay Impositions shall be absolutely fixed upon the date such Impositions become a lien upon the Leased Property or any part thereof. If any Imposition may, at the option of the taxpayer, lawfully be paid in installments, whether or not interest shall accrue on the unpaid balance of such Imposition, Lessee may pay the same, and any accrued interest on the unpaid balance of such Imposition, in installments as the same respectively become due and before any fine, penalty, premium, further interest or cost may be added thereto. In such event, Lessee shall only be responsible for those installments on account of such Impositions which are assessed during the Term.

                           4.1.2 Lessor  shall  prepare and file all tax returns
and reports as may be required by Legal Requirements with respect to Lessor's net income, gross receipts, franchise taxes and taxes on its capital stock. Lessee shall prepare and file all tax returns and reports as may be required by Legal Requirements with respect to Lessee or the Leased Property.

                           4.1.3 Any  refund due from any  taxing  authority  in
respect of any Imposition paid by Lessee shall be paid over to or retained by Lessee if no Event of Default shall have occurred hereunder and be continuing. Any other refund shall be paid over to or retained by Lessor to offset any amounts payable by Lessee to Lessor hereunder.

                           4.1.4 Lessor and Lessee  shall,  upon the  reasonable
request of the other, provide such data as is maintained by the party to whom the request is made with respect to the Leased Property as may be reasonably necessary to prepare any required returns and reports. If any property covered by this Lease is classified as personal property for tax purposes, Lessee shall file all personal property tax returns in such jurisdictions where it must legally so file. Lessor, to the extent it possesses the same, and Lessee, to the extent it possesses the same, shall provide the other party, upon request, with cost and depreciation records necessary for filing returns for any property so classified as personal property. Where Lessor is legally required to file personal property tax returns and to the extent practicable, Lessee shall be provided with copies of assessment notices indicating a value in excess of the reported value in sufficient time for Lessee to file a protest.

                           4.1.5 Lessee may, upon notice to Lessor,  at Lessee's
option and at Lessee's sole cost and expense, protest, appeal, or institute such other proceedings as Lessee may deem appropriate to effect a reduction of real estate or personal property assessments and Lessor, at Lessee's expense as aforesaid, shall reasonably cooperate with Lessee in such protest, appeal, or other action but at no cost or expense to Lessor. Billings for reimbursement by Lessee to Lessor of personal property or real property taxes shall be accompanied by copies of a bill therefor and payments thereof which identify the personal property or real property with respect to which such payments are made.

                           4.1.6  Lessor  shall give prompt  notice to Lessee of
all Impositions payable by Lessee hereunder of which Lessor has knowledge, but Lessor's failure to give any such notice shall in no way diminish Lessee's obligations hereunder to pay such Impositions.

                           4.1.7   Impositions   imposed   in   respect  of  the
tax-fiscal period during which the Term terminates shall be adjusted and prorated between Lessor and Lessee, whether or not such Imposition is imposed before or after such termination.

                  4.2 Utilities. Lessee shall pay or cause to be paid all charges for electricity, power, gas, oil, water and other utilities used in the Leased Property and all Capital Additions thereto. Lessee shall also pay or reimburse Lessor for all costs and expenses of any kind whatsoever which at any time with respect to the Term hereof may be imposed against Lessor by reason of any of the covenants, conditions and/or restrictions affecting the Leased Property or any portion thereof, or with respect to easements, licenses or other rights over, across or with respect to any adjacent or other property which benefits the Leased Property, including any and all costs and expenses associated with any utility, drainage and parking easements which were (a) in effect as of the Commencement Date, (ii) imposed upon the Land after the Commencement Date in accordance with the terms of this Lease or (iii) otherwise consented to in writing by Lessee.

                  4.3 Insurance. Lessee shall pay or cause to be paid all premiums for the insurance coverage required to be maintained by Lessee hereunder.

                  4.4 Impound Account. If Lessee, at any time during the Term, does not timely make payment of any Impositions or insurance premiums required pursuant to Section 4.1 or Section 4.3, Lessor may, at any time thereafter, at its option to be exercised by thirty (30) days' written notice to Lessee, require Lessee to deposit, at the time of any payment of Minimum Rent, an amount equal to one-twelfth of Lessee's estimated annual taxes, of every kind and nature, required pursuant to Section 4.1 plus one-twelfth of Lessee's estimated annual insurance premiums required pursuant to Section 4.3 into an impound account as directed by Lessor. Such amounts shall be applied to the payment of the obligations in respect of which said amounts were deposited in such order of priority as Lessor shall determine, on or before the respective dates on which the same or any of them would become delinquent. The cost of administering such impound account shall be paid by Lessee. Nothing in this Section 4.4 shall be deemed to affect any right or remedy of Lessor hereunder.

                  4.5 Tax Service. If, on two (2) or more occasions during the Term, Lessee fails to provide Lessor with reasonable documentation demonstrating that Impositions imposed upon the Leased Property have been paid within ten (10) days after written request therefor by Lessor, then if requested by Lessor, Lessee shall, at its sole cost and expense, engage the services of a tax reporting company, to be designated by Lessor, and cause such company to issue to Lessor reports covering the Leased Property.

                                   ARTICLE V.
                                   ----------

                  5. No Termination, Abatement, etc. Except as otherwise specifically provided in this Lease, Lessee shall remain bound by this Lease in accordance with its terms and shall not seek or be entitled to any abatement, deduction, deferment or reduction of Rent, or set-off against the Rent. The respective obligations of Lessor and Lessee shall not be affected by reason of
(i) any damage to or destruction of the Leased Property or any portion thereof from whatever cause or any Condemnation of the Leased Property or any portion thereof; (ii) the lawful or unlawful prohibition of, or restriction upon, Lessee's use of the Leased Property, or any portion thereof, the interference with such use by any Person or by reason of eviction by paramount title; (iii) any claim that Lessee has or might have against Lessor by reason of any default or breach of any warranty by Lessor hereunder or under any other agreement between Lessor and Lessee or to which Lessor and Lessee are parties; (iv) any bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution, winding up or other proceedings affecting Lessor or any assignee or transferee of Lessor; or (v) for any other cause, whether similar or dissimilar to any of the foregoing, other than a discharge of Lessee from any such obligations as a matter of law. Lessee hereby specifically waives all rights arising from any occurrence whatsoever which may now or hereafter be conferred upon it by law (a) to modify, surrender or terminate this Lease or quit or surrender the Leased Property or any portion thereof; or (b) which may entitle Lessee to any abatement, reduction, suspension or deferment of the Rent or other sums payable by Lessee hereunder, except as otherwise specifically provided in this Lease. The obligations of Lessor and Lessee hereunder shall be separate and independent covenants and agreements and the Rent and all other sums payable by Lessee hereunder shall continue to be payable in all events unless the obligations to pay the same shall be terminated pursuant to the express provisions of this Lease or by termination of this Lease other than by reason of an Event of Default.

                                   ARTICLE VI.
                                   -----------

                  6.1 Ownership of the Leased Property. Lessee acknowledges that the Leased Property is the property of Lessor and that Lessee has only the right to the exclusive possession and use of the Leased Property upon the terms and conditions of this Lease. Lessee shall, at its expense, restore the Leased Property to the condition required by Section 9.1.4.

                  6.2 Personal PropertyPersonal Property. During the Term, Lessee shall, as necessary and at its expense, install, affix or assemble or place on any parcels of the Land or in any of the Leased Improvements, any items of Lessee's Personal Property and replacements thereof which shall be the property of and owned by Lessee. Except as provided in Sections 6.3 and 16.10, Lessor shall have no rights to Lessee's Personal Property. Lessee shall provide and maintain during the entire Term all Personal Property necessary in order to operate the Facility in compliance with all licensure and certification requirements, all Legal Requirements and all Insurance Requirements and otherwise in accordance with customary practice in the industry for the Primary Intended Use.

                  6.3 Transfer of Personal Property and Capital Additions to LessorTransfer of Personal Property and Capital Additions to Lessor. Upon the expiration or earlier termination of this Lease, all Capital Additions not owned by Lessor and Lessee's Personal Property shall become the property of Lessor, free of any encumbrance and Lessee shall execute all documents and take any other actions reasonably necessary to evidence such ownership and discharge any encumbrance thereon; provided, however, that subject to Section 6.4 below, Lessee shall be entitled to remove all Removable Personal Property from the Leased Property at the end of the Term so long as Lessee repairs any damage to the Leased Property caused by such removal.

                  6.4 Option to Purchase Removable Personal Property. Notwithstanding anything to the contrary in this Lease, Lessor shall have the option, exercisable by written notice to the Lessee, not less than thirty (30) days prior to the end of the Term or within thirty (30) days after the earlier termination of this Lease, to purchase all or any portion of the Removable Personal Property at the then book value of each item of Removable Property as reflected on Lessee's books and records maintained in accordance with GAAP, or if no book value, then for an amount equal to the then unamortized original cost thereof. Such amortization rate, if applicable, shall be in accordance with the useful life of the particular item of Removable Personal Property as reasonably determined by Lessee in accordance with GAAP. Upon payment of the purchase price therefor, Lessee shall convey the Removable Personal Property free of any encumbrance and shall execute all documents and take any other actions reasonably necessary to evidence the transfer and conveyance of ownership of the Removable Personal Property to Lessor and the discharge of any encumbrance thereon.

                                  ARTICLE VII.
                                  ------------

                  7.1 Condition of the Leased Property. Lessee acknowledges receipt and delivery of possession of the Leased Property and that Lessee has examined and otherwise has knowledge of the condition of the Leased Property prior to the execution and delivery of this Lease and has found the same to be in good order and repair, free from Hazardous Substances not in compliance with Legal Requirements, and satisfactory for its purposes hereunder. Regardless, however, of any examination or inspection made by Lessee and whether or not any patent or latent defect or condition was revealed or discovered thereby, Lessee is leasing the Leased Property "AS IS" in its present condition. Lessee waives any claim or action against Lessor in respect of the condition of the Leased Property including any defects or adverse conditions not discovered or otherwise known by Lessee as of the date hereof. LESSOR MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, IN RESPECT OF THE LEASED PROPERTY OR ANY PART THEREOF, EITHER AS TO ITS FITNESS FOR USE, DESIGN OR CONDITION FOR ANY PARTICULAR USE OR PURPOSE OR OTHERWISE, OR AS TO THE NATURE OR QUALITY OF THE MATERIAL OR WORKMANSHIP THEREIN, OR THE EXISTENCE OF ANY HAZARDOUS SUBSTANCE, IT BEING AGREED THAT ALL SUCH RISKS, LATENT OR PATENT, ARISING FROM EVENTS, CONDITIONS OR CIRCUMSTANCES OCCURRING PRIOR TO OR DURING THE TERM ARE TO BE BORNE SOLELY BY LESSEE INCLUDING ALL RESPONSIBILITY AND LIABILITY FOR ANY ENVIRONMENTAL REMEDIATION AND COMPLIANCE WITH ALL ENVIRONMENTAL LAWS.

                  7.2 Use of the Leased Property

                           7.2.1  Lessee  covenants  that  it  will  obtain  and
maintain all authorizations and approvals needed to use and operate the Leased Property and the Facility for the Primary Intended Use in accordance with Legal Requirements including applicable licenses, provider agreements, permits, and Medicare and/or Medicaid certification.

                           7.2.2 Lessee shall use or cause to be used the Leased
Property and the improvements thereon for its Primary Intended Use. Except as otherwise set forth in the definition of Primary Intended Use, Lessee shall not use the Leased Property or any portion thereof or any Capital Addition thereto for any other use without the prior written consent of Lessor, which consent Lessor may withhold in its sole discretion.

                           7.2.3  Except as a result of (a) damage,  destruction
or Condemnation and such reasonable period of time to effect repairs necessitated thereby, or (b) any other occurrence of the nature and type of an Unavoidable Delay, Lessee shall operate continuously the entire Leased Property and all Capital Additions thereto in accordance with its Primary Intended Use. Lessee shall devote the entire Facility and all Capital Additions thereto to the Primary Intended Use, except for areas reasonably required for office or storage space uses incidental to the Primary Intended Use. Lessee shall be deemed in violation of the foregoing provision if, except for medically appropriate reasons or as a result of (i) damage, destruction or Condemnation, or (ii) any other occurrence of the nature and type of an Unavoidable Delay, Lessee voluntarily transfers, in the aggregate during any twelve (12) month period, ten percent (10%) or more of the patients or residents located in the Facility without replacing such patients or residents within such 12-month period.

                           7.2.4  Subject to Legal  Requirements  and  Insurance
Requirements, Lessee shall conduct its business at the Facility in conformity with the standards of patient and/or resident care practice currently provided in similar facilities in the State which are owned, operated or managed by Lessee or any Affiliate of Lessee, or if no such other similar facilities are so owned, operated or managed by Lessee or any Affiliate of Lessee in the State then consistent with the current standards provided in similar facilities in other states (such standards to be adjusted to take into account the effect of any Legal Requirements and/or Insurance Requirements applicable in such other states compared to those applicable in the State) which are owned, operated or managed by Lessee or any Affiliate of Lessee.

                           7.2.5  Lessee  shall  not  commit  or  suffer  to  be
committed any waste to the Leased Property or any Capital Addition thereto or cause or permit any nuisance to be maintained thereon.

                           7.2.6  Lessee  shall  neither  suffer  nor permit the
Leased Property or any portion thereof or any Capital Addition thereto, or Lessee's Personal Property, to be used in such a manner that (a) impairs Lessor's title thereto or to any portion thereof or (b) results in a claim of adverse use or possession, or an implied dedication of the Leased Property or any portion thereof or any Capital Addition thereto.

                           7.2.7  To  the  extent  applicable  for  purposes  of
determining the Additional Rent payable by Lessee hereunder, for purposes of computing Incremental Gross Revenues for any Lease Year or other period during which Lessee is in breach or violation of any of the covenants set forth in Sections 7.2.1 through 7.2.4 shall be deemed to be the greater of Lessee's Gross Revenues for (i) such Lease Year or other period, or (ii) 100% of the highest Gross Revenues for any prior Lease Year or any corresponding period of any prior Lease Year, as applicable, as determined by Lessor.

                  7.3 Lessor to Grant Easements, etc. Lessor shall, from time to time so long as no Event of Default has occurred and is continuing, at the request of Lessee and at Lessee's cost and expense, but subject to the approval of Lessor, which approval shall not be unreasonably withheld or delayed (i) grant easements and other rights in the nature of easements; (ii) release existing easements or other rights in the nature of easements which are for the benefit of the Leased Property; (iii) dedicate or transfer unimproved portions of the Leased Property for road, highway or other public purposes; (iv) execute petitions to have the Leased Property annexed to any municipal corporation or utility district; (v) execute amendments to any covenants, conditions and restrictions affecting the Leased Property; and (vi) execute and deliver to any Person any instrument appropriate to confirm or effect such grants, releases, dedications and transfers to the extent of its interest in the Leased Property, but only upon delivery to Lessor of an Officer's Certificate stating that such grant release, dedication, transfer, petition or amendment is not detrimental to the proper conduct of the business of Lessee on the Leased Property and does not, in Lessee's reasonable business judgment, materially reduce the value of the Leased Property.

                  7.4 Preservation of Value and Utility of Leased Property. Lessee acknowledges that a fair return to Lessor on its investment in the Leased Property is dependent, in part, on the concentration on the Leased Property during the Term of the business of Lessee and its Affiliates (i.e., the operation of the Facility for its Primary Intended Use) in the geographical area of the Leased Property. Lessee further acknowledges that diversion of residents and/or patients, as applicable, from the Facility to other facilities or institutions owned, operated or managed, whether directly or indirectly, by Lessee or its Affiliates could have a material adverse impact on the value and utility of the Leased Property. Accordingly, Lessor and Lessee agree as follows:

                           7.4.1  During  the Term  and for a period  of two (2)
years thereafter, neither Lessee nor any of its Affiliates, directly or indirectly, shall operate, own, manage or have any interest in or otherwise participate in or receive revenues from any Competing Facility (whether now or hereafter in operation), within a ten (10) mile radius from the outside boundary of the Leased Property (the "Ten Mile Area"). By its signature hereto, Lessee represents and warrants to Lessor that neither Lessee nor any of its Affiliates currently has any such interest in any such Competing Facility within such Ten Mile Area. In addition, the following shall apply:

                                  (a)  Lessee  or any of its  Affiliates  may at
         anytime directly or indirectly, operate, own, manage or have any interest in or otherwise participate in or receive revenues from any Competing Facility outside of a radius of fifteen (15) miles from the outside boundary of the Leased Property.

                                  (b)  Prior  to the  expiration  of the  eighth
         (8th) Lease Year of the Fixed Term, and prior to the expiration of the third (3rd) Lease Year of each Extended Term, if any, Lessee or any of its Affiliates may acquire and may directly or indirectly, operate, own, manage or have an interest in or otherwise participate in or receive revenues from any Competing Facility (whether now or hereafter in operation) within a radius from ten (10) to fifteen (15) miles from the outside boundary of the Leased Property (the "Ten-Fifteen Mile Area").

                                  (c)  From  and  after  the  expiration  of the
         eighth (8th) Lease Year of the Fixed Term, and from and after the expiration of the third (3rd) Lease Year of each Extended Term, if any, if Lessee or any of its Affiliates shall acquire, directly or indirectly, any material interest (including any controlling interest) in any Competing Facility, including in the operation or management thereof, within the Ten-Fifteen Mile Area, then Lessor may by written notice to Lessee given at anytime after the date Lessee or any Affiliate of Lessee acquires the same, extend the then Term of this Lease for the next subsequent Extended Term (i.e., ten (10) Lease Years). In such event, the applicable Extended Term shall be upon all the terms and conditions as provided for in Article XIX as though Lessee was entitled to and had exercised the same; provided, however, that in no event shall (i) the Term of this Lease be extended beyond the second Extended Term pursuant to this subsection (c) or (ii) an extension of the Term of this Lease for any such Extended Term pursuant to this subsection (c) extend the "Term" of any other Facility Group Lease. The provisions of this subsection (c) (i.e., Lessor's right to extend the Term) shall not apply with respect to any Competing

         Facility which is operated, managed or owned by Lessee or any Affiliate of Lessee prior to the expiration of the eighth (8th) Lease Year of the Fixed Term, or the third (3rd) Lease Year of any Extended Term, as applicable.

                        (d)  Without  limiting  Lessor's  rights as  provided in
         subsection (c) above, during the Term (including the Extended Terms, if any) Lessor shall have a first refusal to finance (and/or refinance) any Competing Facility now or hereafter owned or proposed to be owned, directly or indirectly, by Lessee or any Affiliate of Lessee within the Ten-Fifteen Mile Area upon the same terms and conditions of any financing (or refinancing) from any third party which Lessee or any Affiliate of Lessee intends to accept (or has accepted subject to Lessor's right of first refusal herein), including any financing (and/or refinancing) of such Competing Facility together with any other facilities owned or proposed to be owned, directly or indirectly, by Lessee or any Affiliate of Lessee (whether or not such other facilities are located within the Ten-Fifteen Mile Area). If, during the Term (including the Extended Terms, if any), Lessee or any Affiliate of Lessee reaches such agreement or a tentative agreement with respect to the terms and conditions of any such third party financing (or refinancing) for any such Competing Facility within the Ten-Fifteen Mile Area (whether by itself or with one or more other facilities), Lessee shall promptly notify Lessor of the material terms thereof, including the principal balance, purchase price, interest, lease rate, amortization rate or term, as applicable. Lessor shall have fifteen
         (15) days after receipt of such notice from Lessee within which to exercise Lessor's right of first refusal and agree to provide such financing (or refinancing) upon the same material terms as described in the notice to Lessor, which agreement shall include, if applicable, Lessor's agreement to provide such financing or refinancing with respect to any such other facilities which are included in the same financing (or refinancing) package with such Competing Facility within the Ten-Fifteen Mile Area. If Lessor shall not exercise Lessor's right of first refusal within said fifteen (15) day period and within the manner herein provided, Lessee shall be free for a period of one (1) year after the expiration of said fifteen (15) day period to obtain financing (or refinancing) with respect to such Competing Facility within the Ten-Fifteen Mile Area (and any such other facilities described in such notice to Lessor) from any third party upon terms no less favorable than those so offered to Lessor. If such financing (or refinancing) is not consummated, Lessor's right of first refusal as provided in this subsection (d) with respect to any such Competing Facility shall be re-instituted, as to any subsequent proposed financing (or refinancing) of the same by Lessee or any Affiliate of Lessee. As used in this subsection (d), "financing (or refinancing)" shall mean and include a loan (including a loan secured by the real estate and other collateral of a Competing Facility) and any sale-leaseback or similar transaction. Notwithstanding anything to the contrary in this subsection (d), Lessor shall not have a right of first refusal with respect to (i) any seller/transferor take-back financing provided to Lessee or an Affiliate of Lessee in connection with the acquisition of a Competing Facility within the Ten-Fifteen Mile Area, so long as such take-back financing was required by such seller/transferor as a condition to such acquisition, (ii) the assumption by Lessee or any Affiliate of Lessee of any financing encumbering a Competing Facility within the Ten-Fifteen Mile Area which financing existed prior to the date of acquisition of such Competing Facility by Lessee or any Affiliate of Lessee or (iii) any financing (or refinancing) of any non-competing facilities or Competing Facilities located outside of the Ten-Fifteen Mile Area which are owned or proposed to be owned by Lessee or an Affiliate of Lessee, unless such facilities (or some of them) are included in a proposed financing (and/or refinancing) package with a Competing Facility within the Ten-Fifteen Mile Area as to which Lessor has a right of first refusal hereunder.

All distances provided for in this Section 7.4.1 shall be measured on a straight line rather than driving distance basis. In the event that any portion of a Competing Facility is located within the Ten Mile Area or the Ten-Fifteen Mile Area, as the case may be, then the entire Competing Facility shall be deemed located within such area.

                           7.4.2  For a  period  of one (1) year  following  the
Term, neither Lessee nor any of its Affiliates shall, without the prior written consent of Lessor, which consent may be given or withheld in Lessor's sole discretion, hire, engage or otherwise employ any management or supervisory personnel working on or in connection with the Leased Property.

                           7.4.3 Except for medically  appropriate reasons or as
a result of damage, destruction or Condemnation, prior to and for a period of two (2) years after the expiration or earlier termination of this Lease, Lessee shall not recommend or actively solicit (e.g., through direct mailers, telephone solicitation or other forms of communication directed at patients or residents of the Facility or their relatives) the removal or transfer of any resident or patient from the Leased Property to any other Competing Facility owned, operated or managed by Lessee or any Affiliate of Lessee or in which Lessee or any Affiliate of Lessee has an interest (financial or otherwise).

                                  ARTICLE VIII.
                                  -------------

                  8. Compliance with Legal and Insurance Requirements, Instruments, etc. Subject to Article XII regarding permitted contests, and without limiting the specific provisions of Article XXXVII below, Lessee, at its expense, shall promptly (i) comply with all Legal Requirements and Insurance Requirements regarding the use, operation, maintenance, repair and restoration of the Leased Property, Lessee's Personal Property and all Capital Additions whether or not compliance therewith may require structural changes in any of the Leased Improvements or Capital Additions thereto or interfere with the use and enjoyment of the Leased Property and (ii) procure, maintain and comply with all licenses, certificates of need, provider agreements and other authorizations required for the use of the Leased Property, Lessee's Personal Property and all Capital Additions for the Primary Intended Use and any other use of the Leased Property, Lessee's Personal Property and all Capital Additions then being made, and for the proper erection, installation, operation and maintenance of the Leased Property, Lessee's Personal Property and all Capital Additions. Lessor may, but shall not be obligated to, enter upon the Leased Property and all Capital Additions thereto and take such actions and incur such costs and expenses to effect such compliance as it deems advisable to protect its interest in the Leased Property and Capital Additions thereto, and Lessee shall reimburse Lessor for all costs and expenses incurred by Lessor in connection with such actions. Lessee covenants and agrees that the Leased Property, Lessee's Personal Property and all Capital Additions shall not be used for any unlawful purpose.

                                   ARTICLE IX.
                                   -----------

                  9.1 Maintenance and Repair

                           9.1.1  Lessee,  at its  expense,  shall  maintain the
Leased Property, and every portion thereof, Lessee's Personal Property (other than the Removable Personal Property) and all Capital Additions, and all private roadways, sidewalks and curbs appurtenant to the Leased Property, and which are under Lessee's control in good order and repair whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of the Leased Property, Lessee's Personal Property and all Capital Additions, and, with reasonable promptness, make all necessary and appropriate repairs thereto of every kind and nature, including those necessary to comply with changes in any Legal Requirements, whether interior or exterior, structural or non-structural, ordinary or extraordinary, foreseen or unforeseen or arising by reason of a condition existing prior to the Commencement Date. Lessee, at its expense, shall maintain all Removable Personal Property in a safe condition. All repairs shall be at least equivalent in quality to the original work. Lessee will not take or omit to take any action the taking or omission of which might materially impair the value of the Leased Property or the ability to use the Leased Property or any part thereof or any Capital Addition thereto for its Primary Intended Use.

                           9.1.2  Lessor  shall not under any  circumstances  be
required to (i) build or rebuild any improvements on the Leased Property; (ii) make any repairs, replacements, alterations, restorations or renewals of any nature to the Leased Property, whether ordinary or extraordinary, structural or non-structural, foreseen or unforeseen, or to make any expenditure whatsoever with respect thereto, unless the need therefor was caused by the gross negligence or willful misconduct of Lessor, its employees, agents or contractors; or (iii) maintain the Leased Property in any way. Lessee hereby waives, to the extent permitted by law, the right to make repairs at the expense of Lessor pursuant to any law in effect at the time of the execution of this Lease or hereafter enacted.

                           9.1.3  Nothing  contained in this Lease and no action
or inaction by Lessor shall be construed as (i) constituting the consent or request of Lessor, expressed or implied, to any contractor, subcontractor, laborer, materialman or vendor to or for the performance of any labor or services or the furnishing of any materials or other property for the construction, alteration, addition, repair or demolition of or to the Leased Property or any part thereof or any Capital Addition thereto; or (ii) giving Lessee any right, power or permission to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against Lessor in respect therefor or create any right, title, interest, lien, claim or other encumbrance upon the estate of Lessor in the Leased Property, or any portion thereof or any Capital Addition thereto.

                           9.1.4  Unless  Lessor  shall convey any of the Leased
Property to Lessee pursuant to the provisions of this Lease, Lessee shall, upon the expiration or earlier termination of the Term, vacate and surrender the Leased Property, Lessee's Personal Property (other than the Removable Personal Property) and all Capital Additions to Lessor in the condition in which the Leased Property was originally received from Lessor and Lessee's Personal Property and Capital Additions were originally introduced to the Facility, except as repaired, rebuilt, restored, altered or added to as permitted or required by the provisions of this Lease and except for ordinary wear and tear.

                  9.2 Encroachments, Restrictions, Mineral Leases, etc. If any of the Leased

Improvements or Capital Additions shall, at any time, encroach upon any property, street or right-of-way, or shall violate any restrictive covenant or other agreement affecting the Leased Property, or any part thereof or any Capital Addition thereto, or shall impair the rights of others under any easement or right-of-way to which the Leased Property is subject, or the use of the Leased Property or any Capital Addition thereto is impaired, limited or interfered with by reason of the exercise of the right of surface entry or any other provision of a lease or reservation of any oil, gas, water or other minerals, then promptly upon the request of Lessor or any Person affected by any such encroachment, violation or impairment, Lessee, at its sole cost and expense, but subject to its right to contest the existence of any such encroachment, violation or impairment, shall protect, indemnify, save harmless and defend Lessor from and against all losses, liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including reasonable attorneys', consultants' and experts' fees and expenses) based on or arising by reason of any such encroachment, violation or impairment. In the event of an adverse final determination with respect to any such encroachment, violation or impairment, Lessee shall either (i) obtain valid and effective waivers or settlements of all claims, liabilities and damages resulting from each such encroachment, violation or impairment, whether the same shall affect Lessor or Lessee; or (ii) make such changes in the Leased Improvements and any Capital Addition thereto, and take such other actions, as Lessee in the good faith exercise of its judgment deems reasonably practicable, to remove such encroachment or to end such violation or impairment, including, if necessary, the alteration of any of the Leased Improvements or any Capital Addition thereto, and in any event take all such actions as may be necessary in order to be able to continue the operation of the Leased Improvements and any Capital Addition thereto for the Primary Intended Use substantially in the manner and to the extent the Leased Improvements and Capital Additions were operated prior to the assertion of such encroachment, violation or impairment. Lessee's obligations under this Section 9.2 shall be in addition to and shall in no way discharge or diminish any obligation of any insurer under any policy of title or other insurance and, to the extent the recovery thereof is not necessary to compensate Lessor for any damages incurred by any such encroachment, violation or impairment, Lessee shall be entitled to a credit for any sums recovered by Lessor under any such policy of title or other insurance.

                  9.3 Repairs to be Performed by Lessee. Lessee shall, at its own expense, on or before June 1, 1997, perform certain deferred maintenance and repairs to the Facility based on the recommendations of Barge, Waggoner, Sumner and Cannon, Inc. as described in the Building Condition Evaluation Report dated February 25, 1997 (the "Building Report") and summarized as follows:

                      (a)      Site:
                               ----
                                    (i)  Remove  and  replace  concrete  parking
                  lot/drives where severely cracked -- approximately 4,500 square feet of concrete.

                                    (ii)  Provide  parking  lot  striping at the
                  front and rear of the Facility.

                                    (iii) Provide  erosion  control and drainage
                  improvements to the two (2) designated areas specified in the Building Report.

                           (b)      Building Exterior:

                                    (i)    Provide    maintenance/painting    of
                  foundations, window frames, porches, steps and handrails.

                                    (ii)   Provide   termite    inspection   and
                  treatment.

                           (c)      Building Interior:

                                    (i)  Provide   repairs  or   replacement  to
                  skylight and to water damaged ceiling in apartment.

                           (d)      ADA Compliance:

                                    (i) Install compliant signage and faucet for
                  the existing public toilet.

                                    (ii)  Install  compliant  panic  hardware at
                  fire doors.

                  Upon completion of the aforementioned deferred maintenance and repairs, Lessee shall provide to Lessor copies of all invoices, work orders, contracts, receipts, cancelled checks (front and back), an Officer's Certificate and other documentation reasonably requested by Lessor to show that such work was completed.

                                   ARTICLE X.
                                   ----------

Construction of Capital Additions to the Leased Property. Without the prior written consent of Lessor which consent may be withheld or granted by Lessor in its sole and absolute discretion, Lessee shall (a) make no Capital Additions on or structural alterations to the Leased Property and (b) not enlarge or reduce the size of the Facility or otherwise alter or affect any main Facility systems, including any main plumbing, electrical or heating, ventilating and air conditioning systems of the Facility; provided, however, that Lessor hereby agrees not to unreasonably withhold its consent to any Capital Additions or structural alterations to the Leased Property which, for any single project, costs less than $100,000, or when aggregated with all other projects (other than the Capital Addition Project described in Section 10.3 below) during the Term, costs less than $200,000.

General Requirements for all Approved Capital Additions. For all Capital Additions which Lessee desires to make and which Lessor has approved pursuant to
Section 10.1 above or 10.3 below, the following shall apply:

                           (a) Such construction shall not commence until Lessee
has delivered to Lessor and Lessor has approved detailed plans and specifications in form acceptable to Lessor with respect to such Capital Addition. There shall be no changes to any such plans and specifications once approved by Lessor without Lessor's written consent.

                           (b) Such construction shall not commence to and until
Lessee has delivered to Lessor and Lessor has approved a detailed budget of all costs projected to be incurred in connection with the planning, permitting and construction of the Capital Addition, including an allowance for costs to be incurred by Lessor in connection with its review, approval and monitoring of the project. Such allowance shall be paid to Lessor as an Additional Charge hereunder or, in connection with the Capital Additions Project described in
Section 10.3 below, accrued by Lessor and deemed part of the Capital Additions Costs funded by Lessor.

                           (c) Such construction shall not commence until Lessee
has procured and paid for all municipal and other governmental permits and authorizations required therefor. Lessor shall join in the application for any such permits or authorizations whenever such action is necessary; provided, however, that (i) any such joinder shall be at no cost or expense to Lessor (except as provided in Section 10.3); and (ii) any plans and specifications required to be filed in connection with any such application shall have been approved by Lessor.

                           (d)  Lessee  shall  have  procured  or  caused  to be
procured a payment and performance bond for the full value of such construction, which bond shall name Lessor as an additional obligee and otherwise be in form and substance and issued by a Person reasonably satisfactory to Lessor.

                           (e)  Such  construction  shall  not,  and a  licensed
architect or engineer selected by Lessee and approved by Lessor, shall certify to Lessor that such construction shall not, impair the structural strength of any component of the Facility or overburden the main electrical, water, plumbing, HVAC or other building systems of the Facility or any component thereof.

                           (f) Lessee's licensed  architect or engineer approved
by Lessor shall certify to Lessor that the detailed plans and specifications conform to and comply with all applicable building, subdivision and zoning codes, laws, ordinances, regulations and other Legal Requirements imposed by all governmental authorities having jurisdiction over the Leased Property, all Insurance Requirements and all private covenants, conditions and restrictions affecting all or any portion of the Leased Property.

                           (g) Such construction  shall,  when completed,  be of
such a character as not to decrease the value or utility of the Leased Property as it was immediately before such Capital Addition.

                           (h)  During   and   following   completion   of  such
construction, the parking which is located at the Facility or on the Land shall remain adequate for the operation of the Facility for its Primary Intended Use and in no event shall such parking be less than that (i) which was or is required by all Legal Requirements or (ii) which was located at the Facility or on the Land prior to such construction.

                           (i)  All   work   done  in   connection   with   such
construction shall be done promptly and in a good and workmanlike manner using first-class materials and in conformity with all Legal Requirements.

                           (j)  Promptly   following  the   completion  of  such
construction, Lessee shall deliver to Lessor "as built" drawings of such addition, certified as accurate by the licensed architect or engineer selected by Lessee and approved by Lessor to supervise such work.

                           (k) If by  reason  of the  construction  of any  such
Capital Addition a new Certificate of Occupancy for any component of the Facility is required, Lessee shall obtain and furnish a copy of the same to Lessor promptly upon completion of the Capital Addition.

                  10.3 Funding of Capital Addition Project. Capital Addition Project

                           10.3.1  Provided that no Event of Default  exists and
no event or condition exists which with notice and/or passage of time would constitute an Event of Default, Lessor shall fund (or accrue, as applicable) an amount not to exceed $275,000.00 for the "Capital Addition Project"; provided, however, that groundbreaking for such Capital Addition Project commences within 180 days of the Commencement Date and provided further that Lessor shall not be required to fund any advance requested after the expiration of the 545th day following the Commencement Date. As used herein, the term "Capital Addition Project" shall mean at a minimum the construction of not less than ten (10) new resident/patient units to the Facility and may include such other improvements to the Facility as Lessee may propose subject to Lessor's approval as provided in Section 10.1 above. The modification to the Minimum Rent attributable to any funds advanced or accrued by Lessor on account of the Capital Addition Project shall be as set forth in Article III.

                           10.3.2  Lessor  shall  advance the funds agreed to be
funded by Lessor pursuant to Section 10.3.1 upon completion of the entire Capital Addition Project and Lessor's receipt of the following:

                           (a) Any information,  certificates, licenses, permits
or documents requested by Lessor which are necessary to confirm that Lessee will be able to use the Capital Addition Project upon completion thereof in accordance with the Primary Intended Use, including all required federal, state or local government licenses and approvals;

                           (b) An Officer's  Certificate  and, if  requested,  a
certificate from Lessee's licensed architect or engineer approved by Lessor, setting forth in reasonable detail the actual costs for the Capital Addition Project;

                           (c) A deed  conveying  title  to  Lessor  to any land
acquired for the purpose of constructing the Capital Addition Project free and clear of any liens or encumbrances except those approved by Lessor, and accompanied by a final as-built survey thereof satisfactory to Lessor;

                           (d) Endorsements to any then existing policy of title
insurance covering the Leased Property or commitments therefor satisfactory in form and substance to Lessor updating the same without any additional exception except as may be approved by Lessor;

                           (e) If  appropriate,  a new  owner's  policy of title
insurance insuring fee simple title to any land conveyed to Lessor free and clear of all liens and encumbrances except as may be approved by Lessor;

                           (f) If requested by Lessor, a M.A.I. appraisal of the
Leased Property indicating that the value of the Leased Property upon completion of the Capital Addition Project will exceed the Fair Market Value of the Leased Property immediately prior thereto by an amount not less than ninety-five percent (95%) of the total cost of the Capital Addition Project; and

                           (g)  Such   other   billing   statements,   invoices,
certificates, endorsements, opinions, site assessments, surveys, resolutions, ratifications, lien releases and waivers and other instruments and information reasonably required by Lessor.

Notwithstanding the foregoing, upon Lessor's receipt and approval of the detailed budget for the Capital Addition Project as provided in Section 10.2(b) above, Lessor may, in its sole discretion and at the request of Lessee, agree to fund the Capital Addition Project based upon periodic disbursements, but in no event more frequently than once per month. In such event, such periodic disbursements shall be made on such basis as Lessor and Lessee may agree, provided that prior to any such disbursement Lessor shall receive, to the extent applicable, the items described in subparagraphs (a) through (g) above with respect to each such disbursement.

                                   ARTICLE XI.
                                   -----------

                  11. Liens. Subject to the provisions of Article XII relating to permitted contests, Lessee will not directly or indirectly create or allow to remain and will promptly discharge at its expense any lien, encumbrance, attachment, title retention agreement or claim upon the Leased Property or any Capital Addition thereto or any attachment, levy, claim or encumbrance in respect of the Rent, excluding, however, (i) this Lease; (ii) the matters that existed as of the Commencement Date; (iii) restrictions, liens and other encumbrances which are consented to in writing by Lessor, or any easements granted pursuant to the provisions of Section 7.3; (iv) liens for Impositions which Lessee is not required to pay hereunder; (v) subleases permitted by
Article XXIV; (vi) liens for Impositions not yet delinquent; (vii) liens of mechanics, laborers, materialmen, suppliers or vendors for amounts not yet due; and (viii) any liens which are the responsibility of Lessor pursuant to the provisions of Article XXXVI.

                                  ARTICLE XII.
                                  ------------

                  12. Permitted Contests. Lessee, upon prior written notice to Lessor, on its own or in Lessor's name, at Lessee's expense, may contest, by appropriate legal proceedings conducted in good faith and with due diligence, the amount, validity or application, in whole or in part, of any licensure or certification decision, Imposition, Legal Requirement, Insurance Requirement, lien, attachment, levy, encumbrance, charge or claim; subject, however, to the further requirement that (i) in the case of an unpaid Imposition, lien, attachment, levy, encumbrance, charge or claim, the commencement and continuation of such proceedings shall suspend the collection thereof from Lessor and from the Leased Property or any Capital Addition thereto; (ii) neither the Leased Property or any Capital Addition thereto, the Rent therefrom nor any part or interest in either thereof would be in any danger of being sold, forfeited, attached or lost pending the outcome of such proceedings; (iii) in the case of a Legal Requirement, neither Lessor nor Lessee would be in any danger of civil or criminal liability for failure to comply therewith pending the outcome of such proceedings; (iv) if any such contest shall involve a sum of money or potential loss in excess of Fifty Thousand Dollars ($50,000), Lessee shall deliver to Lessor and its counsel an opinion of legal counsel reasonably acceptable to Lessor to the effect set forth in clauses (i), (ii) and (iii) above, to the extent applicable; (v) in the case of a Legal Requirement, Imposition, lien, encumbrance or charge, Lessee shall give such reasonable security as may be reasonably required by Lessor to insure ultimate payment of the same and to prevent any sale or forfeiture of the Leased Property or any Capital Addition thereto or the Rent by reason of such non-payment or noncompliance; and (vi) in the case of an Insurance Requirement, the coverage required by Article XIII shall be maintained. If any such contest be finally resolved against Lessor or Lessee, Lessee shall promptly pay the amount required to be paid, together with all interest and penalties accrued thereon, or comply with the applicable Legal Requirement or Insurance Requirement. Lessor, at Lessee's expense, shall execute and deliver to Lessee such authorizations and other documents as may reasonably be required in any such contest, and, if reasonably requested by Lessee or if Lessor so desires, Lessor shall join as a party therein. The provisions of this Article XII shall not be construed to permit Lessee to contest the payment of Rent or any other amount payable by Lessee to Lessor hereunder. Lessee shall indemnify, defend, protect and save Lessor harmless from and against any liability, cost or expense of any kind that may be imposed upon Lessor in connection with any such contest and any loss resulting therefrom.

                                  ARTICLE XIII.
                                  -------------

                  13.1 General Insurance Requirements. During the Term, Lessee shall at all times keep the Leased Property, and all property located in or on the Leased Property, including Capital Additions, the Fixtures and the Personal Property, insured with the kinds and amounts of insurance described below. This insurance shall be written by companies authorized to do insurance business in the State in which the Leased Property is located. All liability type policies must name Lessor as an "additional insured." All property, loss of rental and business interruption type policies shall name Lessor as "loss payee." Losses shall be payable to Lessor and/or Lessee as provided in Article XIV. In addition, the policies, as appropriate, shall name as an "additional insured" or "loss payee" the holder of any mortgage, deed of trust or other security agreement ("Facility Mortgagee") securing any indebtedness or any other Encumbrance placed on the Leased Property in accordance with the provisions of
Article XXXVI ("Facility Mortgage") by way of a standard form of mortgagee's loss payable endorsement. Any loss adjustment shall require the written consent of Lessor, Lessee, and each Facility Mortgagee. Evidence of insurance shall be deposited with Lessor and, if requested, with any Facility Mortgagee(s). The policies shall insure against the following risks:

                           13.1.1  Loss  or  damage  by  fire,   vandalism   and
malicious mischief, extended coverage perils commonly known as special form perils, earthquake (including earth movement), sinkhole and windstorm in an amount not less than the insurable value on a replacement cost basis (as defined below in Section 13.2) and including a building ordinance coverage endorsement;

                           13.1.2 Loss or damage by explosion of steam  boilers,
pressure vessels or similar apparatus, now or hereafter installed in the Facility, in such limits with respect to any one accident as may be reasonably requested by Lessor from time to time;

                           13.1.3 Flood (when the Leased  Property is located in
whole or in part within a designated 100-year flood plain area) and such other hazards and in such amounts as may be customary for comparable properties in the area;

                           13.1.4  Loss of rental  value in an  amount  not less
than twelve (12) months' Rent payable hereunder or business interruption in an amount not less than twelve (12) months of income and normal operating expenses including payroll and Rent payable hereunder with an endorsement extending the period of indemnity by at least ninety (90) days (Building Ordinance - Increased Period of Restoration Endorsement) necessitated by the occurrence of any of the hazards described in Sections 13.1.1, 13.1.2 or 13.1.3;

                           13.1.5  Claims for bodily  injury or property  damage
under a policy of commercial general liability insurance with amounts not less than One Million and No/100 Dollars ($1,000,000.00) combined single limit and Three Million No/100 Dollars ($3,000,000.00) in the annual aggregate; and

                           13.1.6  Medical  professional  liability with amounts
not less than One Million Dollars ($1,000,000) combined single limit and Three Million Dollars ($3,000,000) in the annual aggregate.

                  13.2 Replacement Cost. The term "replacement cost" shall mean the actual replacement cost of the insured property from time to time with new materials and workmanship of like kind and quality. If either party believes that the replacement cost has increased or decreased at any time during the Term, it shall have the right to have such replacement cost redetermined by an impartial national insurance company reasonably acceptable to both parties (the "impartial appraiser"); provided, however, that in no event shall such redetermination occur more frequently than one time every three (3) Lease Years without the mutual consent of the parties. The party desiring to have the replacement cost so redetermined shall forthwith, on receipt of such determination by the impartial appraiser, give written notice thereof to the other party hereto. The determination of the impartial appraiser shall be final and binding on the parties hereto, and Lessee shall forthwith increase or decrease the amount of the insurance carried pursuant to this Article to the amount so determined by the impartial appraiser. Each party shall pay one-half (1/2) of the fee, if any, of the impartial appraiser. If Lessee has made improvements to the Leased Property, Lessor may at Lessee's expense have the replacement cost redetermined at any time after such improvements are made, regardless of when the replacement cost was last determined.

                  13.3 Additional Insurance. In addition to the insurance described above, Lessee shall maintain such additional insurance as may be reasonably required from time to time by any Facility Mortgagee and shall further at all times maintain adequate workers' compensation coverage and any other coverage required by Legal Requirements for all Persons employed by Lessee on the Leased Property and any Capital Addition thereto in accordance with Legal Requirements.

                  13.4 Waiver of Subrogation. All insurance policies carried by either party covering the Leased Property and any Capital Addition thereto and Lessee's Personal Property including contents, fire and casualty insurance, shall expressly waive any right of subrogation on the part of the insurer against the other party. Each party waives any claims it has against the other party to the extent such claim is covered by insurance.

                  13.5 Policy Requirements. All of the policies of insurance referred to in this Article shall be written in form reasonably satisfactory to Lessor and by insurance companies with a policyholder rating of "A" and a financial rating of "X" in the most recent version of Best's Key Rating Guide. Lessee shall pay all of the premiums therefor as and when due (whether in installments or otherwise), and deliver such policies or certificates thereof to Lessor prior to their effective date (and with respect to any renewal policy, at least thirty (30) days prior to the expiration of the existing policy), and in the event of the failure of Lessee either to effect such insurance in the names herein called for or to pay the premiums therefor as and when due, or to deliver such policies or certificates thereof to Lessor, at the times required, Lessor shall be entitled, but shall have no obligation, to effect such insurance and pay the premiums therefor, in which event the cost thereof, together with interest thereon at the Overdue Rate, shall be repayable to Lessor upon demand therefor. Each insurer shall agree, by endorsement on the policy or policies issued by it, or by independent instrument furnished to Lessor, that it will give to Lessor thirty (30) days' written notice before the policy or policies in question shall be altered, allowed to expire or cancelled. Each policy shall have a deductible or deductibles, if any, which are no greater than those normally maintained for similar facilities in the State.

                  13.6 Increase in Limits. If either party shall at any time believe the limits of the insurance required hereunder to be either excessive or insufficient, the parties shall endeavor to agree in writing on the proper and reasonable limits for such insurance to be carried and such insurance shall thereafter be carried with the limits thus agreed on until further change pursuant to the provisions of this Section; provided, however, that such changes shall not occur more frequently than one time per Lease Year without the mutual consent of the parties. If the parties shall be unable to agree thereon, the proper and reasonable limits for such insurance to be carried shall be determined by an impartial third party reasonably selected by Lessor. Nothing herein shall permit the amount of insurance to be reduced below the amount or amounts required by any of the Facility Mortgagee.

                  13.7 Blanket Policies and Policies Covering Multiple Locations. Notwithstanding anything to the contrary contained in this Article, Lessee's obligations to carry the casualty insurance provided for herein may be brought within the coverage of a blanket policy or policies of insurance carried and maintained by Lessee or its Affiliate; provided, however, that the coverage afforded Lessor will not be reduced or diminished or otherwise be different from that which would exist under a separate policy meeting all other requirements of this Lease by reason of the use of such blanket policy of insurance, and provided further that the requirements of this Article XIII are otherwise satisfied. For any liability policies covering facilities in addition to the Leased Property, Lessor may require excess limits as Lessor reasonably determines.

                  13.8 No Separate Insurance. Lessee shall not, on Lessee's own initiative or pursuant to the request or requirement of any third party, (i) take out separate insurance concurrent in form or contributing in the event of loss with that required in this Article to be furnished by, or which may reasonably be required to be furnished by, Lessee or (ii) increase the amounts of any then existing insurance by securing an additional policy or additional policies, unless all parties having an insurable interest in the subject matter of the insurance as to which Lessee has notice or actual knowledge, including in all cases Lessor and all Facility Mortgagees, are included therein as additional insured and the loss is payable under such insurance in the same manner as losses are payable under this Lease. Lessee shall immediately notify Lessor of the taking out of any such separate insurance or of the increasing of any of the amounts of the then existing insurance by securing an additional policy or additional policies.

                                  ARTICLE XIV.
                                  ------------

                  14.1 Insurance Proceeds. All proceeds payable by reason of any loss or damage to the Leased Property, or any portion thereof, under any policy of insurance required to be carried hereunder shall be paid to Lessor and made available, subject to reasonable conditions and requirements, by Lessor to Lessee from time to time upon request of Lessee as work progresses, for the reasonable costs of reconstruction or repair, as the case may be, of any damage to or destruction of the Leased Property, or any portion thereof; provided, however, that so long as no Event of Default has occurred hereunder, if the proceeds of any such insurance are less than $50,000.00, then Lessee shall be entitled to receive such proceeds directly from the insurer. Any excess proceeds of insurance remaining after the completion of the restoration or reconstruction of the Leased Property (or in the event neither Lessor nor Lessee is required or elects to repair and restore, all such insurance proceeds) shall be retained by or paid over to Lessor, as the case may be, except as otherwise specifically provided below in this Article XIV. All salvage resulting from any risk covered by insurance shall belong to Lessor. In the event of any insured casualty, Lessee's obligation to commence reconstruction or repair of the Leased Property as provided herein, if applicable, shall accrue upon the earlier of (i) the date of settlement of any insurance claim with respect to such casualty and (ii) one hundred twenty (120) days following the date of such casualty. In the event of an uninsured casualty, Lessee's obligation to commence restoration or repair of the Leased Property as provided herein, if applicable, shall accrue ten (10) days following the date of such casualty. Lessee shall commence any such restoration or repair work which Lessee is required to perform hereunder promptly after its obligation hereunder first accrues and thereafter shall diligently prosecute such work to completion.

                  14.2 Insured Casualty
                       ----------------

                           14.2.1 If the Leased Property is damaged or destroyed
from a risk covered by insurance carried by Lessee such that the Facility thereby is rendered Unsuitable for its Primary Intended Use, Lessee shall either
(i) restore the Leased Property to substantially the same condition as existed immediately before such damage or destruction in accordance with the provisions of Section 14.1, or (ii) offer to acquire the Leased Property from Lessor for a purchase price equal to the greater of (y) the Minimum Repurchase Price or (z) the Fair Market Value immediately prior to such damage or destruction. If Lessor does not accept Lessee's offer to so purchase the Leased Property, Lessee may either withdraw such offer and proceed to restore the Leased Property in accordance with the provisions of Section 14.1 to substantially the same condition as existed immediately before such damage or destruction or terminate the Lease in which event Lessor shall be entitled to retain the insurance proceeds.

                           14.2.2 If the Leased  Property is damaged from a risk
covered by
insurance carried by Lessee, but the Facility is not thereby rendered Unsuitable for its Primary Intended Use, Lessee shall restore the Leased Property to substantially the same condition as existed immediately before such damage in accordance with the provisions of Section 14.1. Such damage shall not terminate this Lease; provided, however, that if Lessee cannot within a reasonable time after diligent efforts obtain the necessary government approvals needed to restore and operate the Facility for its Primary Intended Use, Lessee may offer to purchase the Leased Property for a purchase price equal to the greater of the Minimum Repurchase Price or the Fair Market Value immediately prior to such damage. If Lessee shall make such offer and Lessor does not accept the same, Lessee may either withdraw such offer and proceed to restore the Leased Property to substantially the same condition as existed immediately before such damage or destruction in accordance with the provisions of Section 14.1, or terminate the Lease, in which event Lessor shall be entitled to retain the insurance proceeds.

                           14.2.3  If the  cost  of the  repair  or  restoration
exceeds the amount of proceeds received by Lessor from the insurance required to be carried hereunder, Lessee shall contribute any excess amounts needed to restore the Facility. Such difference shall be paid by Lessee to Lessor together with any other insurance proceeds, for application to the cost of repair and restoration.

                           14.2.4 If Lessor  accepts  Lessee's offer to purchase
the Leased Property, this Lease shall terminate as to the Leased Property upon payment of the purchase price and Lessor shall remit to Lessee all insurance proceeds pertaining to the Leased Property then held by Lessor. The provisions of Section 44.6 below shall apply with respect to any such termination of the Lease pursuant to this Section 14.2.4.

                  14.3 Uninsured Casualty
                       ------------------

                           (a) If the Leased  Property  is damaged or  destroyed
from a risk not covered by insurance carried by Lessee, such that the Facility is thereby rendered Unsuitable for its Primary Intended Use, Lessee shall either
(i) restore the Leased Property to substantially the same condition as existed immediately prior to such damage or destruction in accordance with the provisions of Section 14.1, or (ii) offer to acquire the Leased Property from Lessor for a purchase price equal to the greater of (y) the Minimum Repurchase Price or (z) the Fair Market Value immediately prior to such damage or destruction. If Lessor does not accept Lessee's offer to so purchase the Leased Property, which Lessor shall have the right to accept or reject in its sole and absolute discretion, Lessee shall immediately proceed to restore the Leased Property to substantially the same condition as existed immediately prior to such damage or destruction in accordance with the provisions of Section 14.1.

                           (b) If the Leased Property is damaged from a risk not
covered by insurance carried by Lessee, but the Facility is not thereby rendered Unsuitable for its Primary Intended Use, Lessee shall restore the Leased Property to substantially the same condition that existed before such damage in accordance with the provisions of Section 14.1. Such damage shall not terminate this Lease; provided, however, that if Lessee cannot within a reasonable time after diligent efforts obtain the necessary government approvals needed to restore and operate the Facility for its Primary Intended Use, Lessee may offer to purchase the Leased Property for a purchase price equal to the greater of (y) the Minimum Repurchase Price or (z) the Fair Market Value immediately prior to such damage. If Lessor does not accept Lessee's offer to so purchase the Leased Property, which Lessor shall have the right to accept or reject in its sole and absolute discretion, Lessee shall immediately proceed to restore the Leased Property to substantially the same condition that existed immediately before such damage or destruction in accordance with the provisions of Section 14.1.

                           (c) If Lessor accepts  Lessee's offer to purchase the
Leased Property pursuant to either of Sections 14.3.1 or 14.3.2, as applicable, this Lease shall terminate as to the Leased Property upon payment of the applicable purchase price.

                  14.4 No Abatement of Rent. This Lease shall remain in full force and effect and Lessee's obligation to pay the Rent and all other charges required by this Lease shall remain unabated during the period required for adjusting insurance, satisfying Legal Requirements, repair and restoration.

                  14.5 Waiver. Lessee waives any statutory rights of termination which may arise by reason of any damage or destruction of the Leased Property.

                                   ARTICLE XV.
                                   -----------

                  15. Condemnation

                           15.1 Total Taking.  If the Leased Property is totally
and permanently taken by Condemnation, this Lease shall terminate as of the day before the Date of Taking, and the provisions of Section 44.6 below shall apply.

                           15.2 Partial  TakingPartial  Taking.  If a portion of
the Leased Property is taken by Condemnation, this Lease shall remain in effect if the Facility is not thereby rendered Unsuitable for Its Primary Intended Use, but if the Facility is thereby rendered Unsuitable for its Primary Intended Use, this Lease shall terminate as of the day before the Date of Taking.

                           15.3  RestorationRestoration.  If there is a  partial
taking of the Leased Property and this Lease remains in full force and effect pursuant to Section 15.2, Lessor shall make available to Lessee the portion of the Award necessary and specifically identified for restoration of the Leased Property and Lessee shall accomplish all necessary restoration whether or not the amount provided by the condemnor for restoration is sufficient.

                           15.4 Award-DistributionAward-Distribution. The entire
Award shall belong to and be paid to Lessor, except that, subject to the rights of the Facility Mortgagees, Lessee shall be entitled to receive from the Award the value of Lessee's Personal Property and any Capital Additions not funded or accrued by Lessor and, if and to the extent such Award specifically includes such items, lost profits value and moving expenses; provided, however, that in any event Lessor shall receive from the Award, subject to the rights of the Facility Mortgagees, no less than the greater of (a) the Fair Market Value prior to the institution of the Condemnation and (b) the Minimum Repurchase Price.

                           15.5 Temporary  TakingTemporary Taking. The taking of
the Leased Property, or any part thereof, shall constitute a taking by Condemnation only when the use and occupancy by the taking authority has continued for longer than 180 consecutive days. During any shorter period, which shall be a temporary taking, all the provisions of this Lease shall remain in full force and effect and the Award allocable to the Term shall be paid to Lessee.

                           15.6  Sale  Under  Threat of  CondemnationSale  Under
Threat of Condemnation. A sale by Lessor to any Condemnor, either under threat of Condemnation or while Condemnation proceedings are pending, shall be deemed a Condemnation for purposes of this Lease. Lessor may, without any obligation to Lessee, agree to sell and/or convey to any Condemnor all or any portion of the Leased Property free from this Lease and the rights of Lessee hereunder without first requiring that any action or proceeding be instituted or pursued to judgment; provided, however, that no such agreement to sell and/or convey shall affect Lessee's rights pursuant to

Section 15.4 above.

                                  ARTICLE XVI.
                                  ------------

                  16.1 Events of DefaultEvents of Default. Any one or more of the following shall constitute an "Event of Default":

                           (a) a default  shall  occur  under any other lease or
other agreement or instrument, including the Contract of Acquisition and any other Facility Group Lease, with or in favor of Lessor or any Affiliate of Lessor and made by or with Lessee or any Affiliate of Lessee where the default is not cured within any applicable grace period set forth therein;

                           (b) Lessee shall fail to pay any  installment of Rent
when the same becomes due and payable and such failure is not cured by Lessee within a period of five (5) business days after notice thereof from Lessor; provided, however, that such notice shall be in lieu of and not in addition to any notice which under applicable law may be required in order to declare an Event of Default;

                           (c) Lessee shall fail to obtain a letter of credit as
required by Article XXI;

                           (d) if Lessee  shall fail to  observe or perform  any
other term, covenant or condition of this Lease and such failure is not cured by Lessee within thirty (30) days after notice thereof from Lessor, unless such failure cannot with due diligence be cured within a period of thirty (30) days, in which case such failure shall not be deemed to be an Event of Default if Lessee proceeds promptly and with due diligence to cure the failure and diligently completes the curing thereof; provided, however, that such notice shall be in lieu of and not in addition to any notice which under applicable law may be required in order to declare an Event of Default;

                           (e)      Lessee or any Guarantor shall:

                                    (i) admit in writing  its  inability  to pay
its debts generally as they become due,

                                    (ii)  file a  petition  in  bankruptcy  or a
petition to take advantage of any insolvency act,

                                    (iii) make an assignment  for the benefit of
its creditors,

                                    (iv)  consent  to  the   appointment   of  a
receiver of itself or of the whole or any substantial part of its Property, or

                                    (v)  file  a  petition  or  answer   seeking
reorganization or arrangement under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any state thereof;

                           (f) Lessee or any Guarantor  shall be  adjudicated as
bankrupt or a court of competent jurisdiction shall enter an order or decree appointing, without the consent of Lessee, a receiver of Lessee or of the whole or substantially all of its property, or approving a petition filed against it seeking reorganization or arrangement of Lessee under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any state thereof, and such judgment, order or decree shall not be vacated or set aside or stayed within ninety (90) days from the date of the entry thereof;

                           (g) Lessee or any  Guarantor  shall be  liquidated or
dissolved, or shall begin proceedings toward such liquidation or dissolution, or shall, in any manner, permit the sale or divestiture of substantially all its assets;

                           (h) the  estate or  interest  of Lessee in the Leased
Property or any part thereof shall be levied upon or attached in any proceeding and the same shall not be vacated or discharged within the later of ninety (90) days after commencement thereof or thirty (30) days after receipt by Lessee of notice thereof from Lessor; provided, however, that such notice shall be in lieu of and not in addition to any notice which under applicable law may be required in order to declare an Event of Default;

                           (i) any  Transfer  which  requires  Lessor's  consent
occurs without Lessor's consent in accordance with the provisions of Article XXIV and such Transfer remains in effect and is not cancelled or unwound within thirty (30) days after written notice thereof from Lessor; provided, however, that such notice shall be in lieu of and not in addition to any notice which under applicable law may be required in order to declare an Event of Default;

                           (j) any of the  representations or warranties made by
Lessee in the Contract of Acquisition during any applicable survival period therefor or by any Guarantor in the Guaranty proves to be untrue when made in any material respect which materially and adversely affects Lessor and which remains uncured for thirty (30) days after written notice thereof from Lessor; provided, however, that such notice shall be in lieu of and not in addition to any notice which under applicable law may be required in order to declare an Event of Default;

                           (k) except for medically  appropriate reasons or as a
result of (i) damage, destruction or Condemnation or (ii) any other occurrence of the nature and type of an Unavoidable Delay, any local, state or federal agency having jurisdiction over the operation of the Facility removes, in the aggregate during any twelve (12) month period, ten percent (10%) or more of the patients or residents located in the Facility, unless within thirty (30) days after notice from Lessor, Lessee shall have cured or corrected the cause or condition which resulted in such removal and within forty-five (45) days after such cure shall have replaced such patients or residents so removed;

                           (l) Lessee  fails to give  notice to Lessor not later
than fifteen (15) Business Days after Lessee's receipt thereof of any Class A or equivalent fine notice from any governmental authority or officer acting on behalf thereof relating to the Facility;

                           (m) Lessee fails to notify Lessor within fifteen (15)
Business Days after receipt of any notice from any governmental agency terminating or suspending or threatening termination or suspension, of any material license or certification relating to the Facility;

                           (n) Lessee  fails to give  notice to Lessor not later
than fifteen (15) Business Days after any notice, claim or demand from any governmental authority or any officer acting on behalf thereof, of any violation of any law, order, ordinance, rule or regulation with respect to the operation of the Facility, which violation would have a material adverse effect on Lessor, the Facility or the operation thereof for its Primary Intended Use;

                           (o)  Lessee  fails  to cure or abate  any  Class A or
equivalent violation occurring during the Term that is claimed by any governmental authority, or any officer acting on behalf thereof, of any law, order, ordinance, rule or regulation pertaining to the operation of the Facility, and within the time permitted by such authority for such cure or abatement, unless (i) said violation has no material effect on Lessor, the Facility or the operation thereof for its Primary Intended Use and Lessee thereafter diligently and in good faith proceeds to cure such violation or (ii) Lessee is reasonably and in good faith contesting such violation;

                           (p) any proceedings are instituted  against Lessee by
any governmental authority which are reasonably likely to result in (i) the revocation of any material license granted to Lessee which is necessary for the operation of the Facility for the Primary Intended Use, or (ii) to the extent applicable, the decertification of the Facility from participation in the Medicare or Medicaid reimbursement program or the issuance of a stop placement order against Lessee, and such proceedings are not vacated, set aside or stayed within sixty (60) days after the institution thereof, but in any event prior to the revocation of any such license and/or decertification of the Facility, as applicable;

                           (q) any  acceleration  of any  indebtedness  or other
monetary obligations of (i) Lessee in the sum of $1 Million or more has occurred or (ii) any Guarantor has occurred where the amount of such indebtedness or obligation is in excess of the lesser of (A) $10 Million (as adjusted by the Consumer Price Index to equate to constant 1996 dollars) and (B) Twenty-Five Percent (25%) of the Consolidated Net Worth of such Guarantor; or

                           (r) any default  shall  occur  under any  guaranty of
Lessee's obligations under this Lease (including the Guaranty) where such default is not cured within any applicable grace period set forth therein.

                  16.2 Certain Remedies. If an Event of Default shall have occurred, Lessor may terminate this Lease by giving Lessee notice of such termination and the Term shall terminate and all rights of Lessee under this Lease shall cease. Lessor shall have all rights at law and in equity available to Lessor as a result of any Event of Default. Lessee shall pay as Additional Charges all costs and expenses incurred by or on behalf of Lessor, including reasonable attorneys' fees and expenses, as a result of any Event of Default hereunder. If an Event of Default shall have occurred and be continuing, whether or not this Lease has been terminated pursuant to this Section 16.2, Lessee shall, to the extent permitted by law, if required by Lessor so to do, immediately surrender to Lessor possession of the Leased Property and any Capital Additions thereto and quit the same and Lessor may enter upon and repossess the Leased Property and any Capital Addition thereto by reasonable force, summary proceedings, ejectment or otherwise, and may remove Lessee and all other Persons and any of Lessee's Personal Property from the Leased Property and any Capital Addition thereto.

                  16.3 Damages. (a) The termination of this Lease; (b) the repossession of the Leased Property and any Capital Addition thereto; (c) the failure of Lessor, notwithstanding reasonable good faith efforts, to relet the Leased Property; (d) the reletting of all or any portion of the Leased Property; or (e) the failure or inability of Lessor to collect or receive any rentals due upon any such reletting, shall not relieve Lessee of its liabilities and obligations hereunder, all of which shall survive any such termination, repossession or reletting. If any such termination occurs, Lessee shall forthwith pay to Lessor all Rent due and payable with respect to the Leased Property to and including the date of such termination. Thereafter, following any such termination, Lessee shall forthwith pay to Lessor, at Lessor's option, as and for liquidated and agreed current damages for an Event of Default by Lessee, the sum of:

                           (i) the worth at the time of award of the unpaid Rent which had been earned at the time of termination,

                           (ii) the worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Lessee proves could have been reasonably avoided,

                           (iii) the worth at the time of award of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds the amount of such rental loss that Lessee proves could be reasonably avoided, plus

                           (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom.

         As used in clauses (i) and (ii) above, the "worth at the time of award" shall be computed by allowing interest at the Overdue Rate. As used in clause (iii) above, the "worth at the time of award" shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus two percent (2%). For purposes of determining the worth at the time of the award, Additional Rent that would have been payable for the remainder of the Term shall be deemed to be the greater of (y) the same as the Additional Rent for the then current Lease Year or, if not determinable, the immediately preceding Lease Year; and (z) such other amount as Lessor shall demonstrate could reasonably have been earned.

         Alternatively, if Lessor does not elect to terminate this Lease, then without termination of Lessee's right to possession of the Leased Property, Lessee shall pay to Lessor, at Lessor's option, as and for agreed damages for an Event of Default, each installment of said Rent and other sums payable by Lessee to Lessor under the Lease as the same becomes due and payable, together with interest at the Overdue Rate from the date when due until paid, and Lessor may enforce, by action or otherwise, any other term or covenant of this Lease.

                  16.4 Receiver. Upon the occurrence of an Event of Default, and upon commencement of proceedings to enforce the rights of Lessor hereunder, Lessor shall be entitled, as a matter of right, to the appointment of a receiver or receivers acceptable to Lessor of the Leased Property and any Capital
Addition thereto of the revenues, earnings, income, products and profits thereof, pending the outcome of such proceedings, with such powers as the court making such appointment shall confer.

                  16.5 Lessee's Obligation to Purchase. If a Put Event shall have occurred, then Lessor may require Lessee to purchase the Leased Property on the first Minimum Rent Payment Date occurring not less than thirty (30) days after the date specified in a notice from Lessor requiring such purchase for an amount equal to the greater of (i) the Fair Market Value, or (ii) the Minimum Repurchase Price, plus, in either event, all Rent then due and payable (excluding the installment of Minimum Rent due on the purchase date). If Lessor exercises such right, Lessor shall convey the Leased Property to Lessee on the date fixed therefor in accordance with the provisions of Article XVIII upon receipt of the purchase price therefor and this Lease shall thereupon terminate. Any purchase by Lessee of the Leased Property pursuant to this Section shall be in lieu of the damages specified in Section 16.3 and in lieu of any right to recover actual damages under the Contract of Acquisition for breach of any covenant, representation or warranty thereunder.

                  16.6 Waiver. If Lessor initiates judicial proceedings or if this Lease is terminated by Lessor pursuant to this Article, Lessee waives, to the extent permitted by applicable law, (i) any right of redemption, re-entry or repossession; and (ii) the benefit of any laws now or hereafter in force exempting property from liability for rent or for debt.

                  16.7 Application of Funds. Any payments received by Lessor under any of the provisions of this Lease during the existence or continuance of any Event of Default which are made to Lessor rather than Lessee due to the existence of an Event of Default shall be applied to Lessee's obligations in the order which Lessor may determine or as may be prescribed by the laws of the State.

                  16.8  Facility  Operating  Deficiencies.  On notice or request therefor by Lessor to Lessee, upon the occurrence of a Facility Operating Deficiency specified with particularity in Lessor's notice, and for a period equal to the greater of six (6) months or the time necessary fully to remedy the Facility Operating Deficiency, Lessee shall engage the services of a management consultant, unaffiliated with Lessee and approved by Lessor, to review the management of the Facility for the purpose of making recommendations to remedy the Facility Operating Deficiency(ies). The management consultant shall have complete access to the Facility, its records, offices and facilities, in order that it may carry out its duties. Lessee shall cause such management consultant to prepare and deliver to Lessor and Lessee a written report of its recommendations within thirty (30) days after its engagement. If Lessee shall fail to designate a management consultant acceptable to Lessor within five (5) days after receipt of the notice of request therefor, Lessor may designate such management consultant by further notice to Lessee. Lessee shall be responsible for payment of all fees and expenses reasonably charged and incurred by the management consultant in carrying out its duties. Lessee shall promptly implement any and all reasonable recommendations made by such management consultant in order to promptly correct or cure such Facility Operating Deficiency; provided, however, that in no event shall Lessee implement any such recommendations if the same would otherwise cause an Event of Default hereunder (e.g., a Transfer or change in use of the Leased Property), without Lessor's prior written consent, which consent may be given or withheld in Lessor's sole and absolute discretion.

                  16.9     [Reserved]
                           ---------
                  16.10 Lessor's Security Interest. The parties intend that if an Event of Default occurs under this Lease and this Lease is terminated by Lessor pursuant to Section 16.2, Lessor will control Lessee's Personal Property and the Intangible Property so that Lessor or its designee or nominee can operate or re-let the Leased Property intact for its Primary Intended Use. Accordingly, to implement such intention, and for the purpose of securing the payment and performance obligations of Lessee hereunder, Lessor and Lessee agree as follows:

                           16.10.1 Lessee,  as debtor,  hereby grants to Lessor,
as secured party, a security interest and an express contractual lien upon all of Lessee's right, title and interest in and to Lessee's Personal Property and in and to the Intangible Property and any and all products, rents, proceeds and profits thereof in which Lessee now owns or hereafter acquires an interest or right, including any leased Lessee's Personal Property. This Lease constitutes a security agreement covering all such Lessee's Personal Property and the Intangible Property. The security interest granted to Lessor with respect to Lessee's Personal Property in this Section 16.10 is intended by Lessor and Lessee to be subordinate to any security interest granted in connection with the financing or leasing of all or any portion of the Lessee's Personal Property so long as the lessor or financier of such Lessee's Personal Property agrees to give Lessor written notice of any default by Lessee under the terms of such lease or financing arrangement, to give Lessor a reasonable time following such notice to cure any such default and consents to Lessor's written assumption of such lease or financing arrangement upon Lessor's curing of any such defaults. This security agreement and the security interest created herein shall survive the expiration or earlier termination of this Lease.

                           16.10.2 If  required by Lessor at any time during the
Term, Lessee shall execute and deliver to Lessor, in form reasonably satisfactory to Lessor, additional security agreements, financing statements, fixture filings and such other documents as Lessor may reasonably require to perfect or continue the perfection of Lessor's security interest in Lessee's Personal Property and the Intangible Property and any and all products and proceeds thereof now owned or acquired by Lessee. In the event Lessee fails to execute any financing statement or other documents for the perfection or continuation of Lessor's security interest, such failure shall, after any applicable notice and cure period set forth in Section 16.1 above, be deemed an Event of Default hereunder.

                           16.10.3 Upon the  occurrence  of an Event of Default,
Lessor shall be entitled to exercise any and all rights or remedies available to a secured party under the Uniform Commercial Code, or available to a lessor under the laws of the State, with respect to Lessee's Personal Property and the Intangible Property, including the right to sell the same at public or private sale.

                                  ARTICLE XVII.
                                  -------------

                  17. Lessor's Right to Cure Lessee's Default. If Lessee shall fail to make any payment or to perform any act required to be made or performed hereunder, Lessor, without waiving or releasing any obligation or default, may after written notice to Lessee, but shall be under no obligation to, make such payment or perform such act for the account and at the expense of Lessee, and may, to the extent permitted by law, enter upon the Leased Property and any Capital Addition thereto for such purpose and take all such action thereon as, in Lessor's opinion, may be necessary or appropriate therefor. No such entry shall be deemed an eviction of Lessee. All sums so paid by Lessor and all costs and expenses, including reasonable attorneys' fees and expenses, so incurred, together with interest thereon at the Overdue Rate from the date on which such sums or expenses are paid or incurred by Lessor, shall be paid by Lessee to Lessor on demand.

                                 ARTICLE XVIII.
                                 --------------

                  18. Purchase of the Leased Property. If Lessee purchases the Leased Property from Lessor, Lessor shall, upon receipt from Lessee of the applicable purchase price, together with full payment of any unpaid Rent due and payable with respect to any period ending on or before the date of the purchase, deliver to Lessee an appropriate deed or other conveyance conveying the entire interest of Lessor in and to the Leased Property to Lessee free and clear of all encumbrances other than (i) those that Lessee has agreed hereunder to pay or discharge; (ii) those mortgage liens, if any, which Lessee has agreed in writing to accept and to take title subject to; (iii) those liens and encumbrances which were in effect on the date of conveyance of the Leased Property to Lessor; and
(iv) any other encumbrances permitted hereunder to be imposed on the Leased Property which are assumable at no cost to Lessee or to which Lessee may take subject without cost to Lessee. Lessee shall receive a credit against the applicable purchase price for the total of the encumbrances assumed or taken subject to and the difference between the applicable purchase price and the total of such encumbrances assumed or taken subject to shall be paid to Lessor or as Lessor may direct in immediately available funds. All expenses of such conveyance, including the cost of title insurance, reasonable attorneys' fees incurred by Lessor in connection with such conveyance and release, transfer taxes and recording and escrow fees, shall be paid by Lessee.

                                  ARTICLE XIX.
                                  ------------

                  19.1 Renewal TermsRenewal Terms. Provided that no Event of Default, or event which, with notice or lapse of time or both, would constitute an Event of Default, has occurred and is continuing, either at the date of exercise or upon the commencement of an Extended Term (as hereunder defined), then Lessee shall have the right to renew this Lease for two (2) ten-year renewal terms (each, an "Extended Term), upon (i) giving written notice to Lessor of such renewal not less than eighteen (18) months and not more than twenty-one (21) months prior to the expiration of the then current Term and (ii) the Lessee under each other Facility Group Lease concurrently therewith exercises its right to renew such Facility Group Lease for the corresponding Extended Term in the manner and within the time provided in Article XIX of such Facility Group Lease. During each Extended Term, all of the terms and conditions of this Lease shall continue in full force and effect except that the annual Minimum Rent for and during such Extended Term shall be the greater of (a) the then current annual Fair Market Rental for the Leased Property and (b) the annual Minimum Rent and Additional Rent payable for the last Lease Year of the immediately preceding Term.

                  Notwithstanding anything to the contrary in this Section 19.1, Lessor, in its sole discretion, may waive the condition to Lessee's right to renew this Lease that no Event of Default, or event which, with notice or lapse of time or both, would constitute an Event of Default, have occurred or be continuing, and the same may not be used by Lessee as a means to negate the effectiveness of Lessee's exercise of its renewal right for such Extended Term.

                  19.2 Lessor's Rights of Renewal and Early Termination. In order to facilitate the transfer of the operations of the Facility to a third party and/or to locate a replacement lessee, Lessor shall have the one time right to either (i) terminate this Lease up to four (4) months early or (ii) extend the Term of this Lease for up to four (4) months. Such right of early termination shall be exercised by Lessor, if at all, by written notice from Lessor to Lessee given not less than ninety (90) days prior to the date Lessor desires to terminate this Lease and stating the date of such termination (which date shall not be earlier than four (4) months prior to the expiration of the
Term). In the event that Lessor shall exercise such right of early termination within the time and in the manner herein provided, this Lease shall terminate on the date of termination specified in Lessor's notice. Such right of extension shall be exercised by Lessor, if at all, by written notice from Lessor to Lessee given not less than four (4) months prior to the expiration of the Term and stating the date through which Lessor is extending the Term of this Lease (which date shall not be later than four (4) months after the originally scheduled expiration date). In the event that Lessor shall exercise such right of extension, all of the terms and conditions of this Lease shall continue in full force and effect and Lessee shall continue to pay Rent for and during such extension period at the same Minimum Rent and Additional Rent rates as were in effect upon the expiration of the originally scheduled Term; provided, however, that Lessor shall have the right to terminate this Lease during any such extension period upon not less than thirty (30) days prior written notice to Lessee. In such event, this Lease, as previously extended, shall terminate upon the date specified in Lessor's notice of termination.

                                   ARTICLE XX.
                                   -----------

                  20. Holding Over. Except as provided in Section 19.2, if Lessee shall for any reason remain in possession of the Leased Property after the expiration or earlier termination of the Term, such possession shall be as a month-to-month tenant during which time Lessee shall pay as Minimum Rent each month twice the sum of (i) monthly Minimum Rent applicable to the prior Lease Year, plus (ii) one-twelfth of the aggregate Additional Rent payable applicable to the prior Lease Year, together with all Additional Charges and all other sums payable by Lessee pursuant to this Lease. During such period of month-to-month tenancy, Lessee shall be obligated to perform and observe all of the terms, covenants and conditions of this Lease, but shall have no rights hereunder other than the right, to the extent given by law to month-to-month tenancies, to continue its occupancy and use of the Leased Property. Nothing contained herein shall constitute the consent, express or implied, of Lessor to the holding over of Lessee after the expiration or earlier termination of this Lease.

                                  ARTICLE XXI.
                                  ------------

                  21.1  Letters of Credit.  During the entire Term and for sixty
(60) days after the expiration or earlier termination of this Lease, Lessee shall have obtained letters of credit from a financial institution satisfactory to Lessor but in any event with (a) not less than $100 Million in net assets,
(b) a financial rating of not less than 60 as rated by Sheshonoff Information Services, Inc. (or any equivalent rating thereto from any successor or substitute rating service selected by Lessor) and (c) an investment grade rating from each of Standard and Poors Corporation and Moody's Investors Service, naming Lessor as beneficiary to secure Lessee's obligations hereunder and Lessee's and any Affiliate of Lessee's obligations under any other lease or other agreement or instrument with or in favor of Lessor or any Affiliate of Lessor (including any other Facility Group Lease), at the times, in the amounts and for the purposes set forth below. Each letter of credit shall be in substantially the form of Exhibit D hereto. Each letter of credit shall be for a term of not less than one (1) year and irrevocable during that term. Each letter of credit shall provide that it will be honored upon a signed statement by Lessor that Lessor is entitled to draw upon the letter of credit under this Lease, and shall require no signature or statement from any party other than Lessor. No notice to Lessee shall be required to enable Lessor to draw upon the letter of credit. Each letter of credit shall also provide that following the honor of any drafts in an amount less than the aggregate amount of the letter of credit, the financial institution shall return the original letter of credit to Lessor and Lessor's rights as to the remaining amount of the letter of credit will not be extinguished. In the event of a transfer of Lessor's interest in the Leased Property, Lessor shall have the right to transfer the letter of credit to the transferee and thereupon shall, without any further agreement between the parties, be released by Lessee from all liability therefor, and it is agreed that the provisions hereof shall apply to every transfer or assignment of the letter of credit to a new Lessor. The letter of credit may be assigned as security in connection with a Facility Mortgage. If the financial institution from which Lessee has obtained a letter of credit shall admit in writing its inability to pay its debts generally as they become due, file a petition in bankruptcy or a petition to take advantage of any insolvency act, make an assignment for the benefit of its creditors consent to the appointment of a receiver of itself or of the whole or any substantial part of its property, or file a petition or answer seeking reorganization or arrangement under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any state thereof, then Lessee shall obtain a replacement letter of credit within thirty (30) days of such act from another financial institution satisfactory to Lessor.

                  21.2 Times for Obtaining Letters of CreditTimes for Obtaining Letters of Credit. The initial letter of credit shall be obtained and delivered to Lessor prior to or contemporaneous with the Commencement Date.

The letters of credit covering subsequent periods shall be obtained and delivered to Lessor not less than thirty (30) days prior to the expiration of the then existing letter of credit ("Letter of Credit Date"). The term for each such letter of credit shall begin no later than the expiration date of the previous letter of credit.

                  21.3 Amounts for Letters of Credit. Letters of credit covering the first Lease Year shall be in an amount equal to one-third (1/3) of the annual Minimum Rent payable by Lessee under this Lease for the applicable Lease Year. The letters of credit covering subsequent Lease Years shall be in an amount equal to one-third (1/3) of the sum of the annual Minimum Rent plus Lessor's reasonable estimate of the Additional Rent to be payable by Lessee for the applicable Lease Year.

                  21.4 Uses of Letters of Credit. Lessor shall have the right to draw upon a letter of credit up to its full amount whenever an Event of Default has occurred or an event of default under any other lease or agreement between Lessor or an Affiliate of Lessor and Lessee or an Affiliate of Lessee (including under any other Facility Group Lease) or under any other letter of credit, guaranty, mortgage, deed of trust, or other instrument executed by Lessee or an Affiliate of Lessee in favor of Lessor or an Affiliate of Lessor has occurred; provided further, if Lessee fails to obtain a satisfactory letter of credit prior to the applicable Letter of Credit Date, Lessor may draw upon the full amount of the then existing letter of credit without giving any notice or time to cure to Lessee. No such draw shall (i) cure or constitute a waiver of an Event of Default, (ii) be deemed to fix or determine the amounts to which Lessor is entitled to recover under this Lease or otherwise, or (iii) be deemed to limit or waive Lessor's right to pursue any remedies provided for in this Lease. If all or any portion of a letter of credit is drawn against by Lessor, Lessee shall, within two (2) business days after demand by Lessor, cause the issuer of such letter of credit to issue Lessor, at Lessee's expense, a replacement or supplementary letter of credit in substantially the form attached hereto as Exhibit D such that at all times during the Term, Lessor shall have the ability to draw on one or more letters of credit totalling, in the aggregate, the amount required pursuant to Section 21.3.

                                  ARTICLE XXII.
                                  -------------

                  22. Risk of Loss. The risk of loss or of decrease in the enjoyment and beneficial use of the Leased Property as a consequence of the damage or destruction thereof by fire, the elements, casualties, thefts, riots, wars or otherwise, or in consequence of foreclosures, attachments, levies or executions (other than by Lessor and Persons claiming from, through or under Lessor) is assumed by Lessee, and no such event shall entitle Lessee to any abatement of Rent.

                                 ARTICLE XXIII.
                                 --------------

                  23. General Indemnification. In addition to the other indemnities contained herein, and notwithstanding the existence of any insurance carried by or for the benefit of Lessor or Lessee, and without regard to the policy limits of any such insurance, Lessee shall protect, indemnify, save harmless and defend Lessor from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses, including reasonable attorneys', consultants' and experts' fees and expenses, imposed upon or incurred by or asserted against Lessor by reason of: (i) any accident, injury to or death of Persons or loss of or damage to property occurring on or about the Leased Property or adjoining sidewalks; (ii) any use, misuse, non-use, condition, maintenance or repair by Lessee of the Leased Property; (iii) any failure on the part of Lessee to perform or comply with any of the terms of this Lease; (iv) the non-performance of any of the terms and provisions of any and all existing and future subleases of the Leased Property entered into during the Term to be performed by any party thereunder; (v) any claim for malpractice, negligence or misconduct committed by any Person on or working from the Leased Property; and (vi) the violation of any Legal Requirement.

                  Notwithstanding the existence of any insurance carried by or for the benefit of Lessor or Lessee, and without regard to the policy limits of any such insurance, Lessor shall protect, indemnify, save harmless and defend Lessee from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses, including reasonable attorneys', consultants' and experts' fees and expenses imposed upon or incurred by or asserted against Lessee as a result of the gross negligence or willful misconduct of Lessor, its employees, agents or contractors.

                  Any amounts which become payable by Lessee or Lessor under this Article shall be paid within ten (10) days after liability therefor is determined by litigation or otherwise, and if not timely paid shall bear interest at the Overdue Rate from the date of such determination to the date of payment. Lessee, at its sole cost and expense, shall contest, resist and defend any such claim, action or proceeding asserted or instituted against Lessor for which Lessee is obligated to indemnity Lessor hereunder or may compromise or otherwise dispose of the same as Lessee sees fit; provided, however, that any legal counsel selected by Lessee to defend Lessor shall be reasonably satisfactory to Lessor. Lessor, at its sole cost and expense, shall contest, resist and defend any such claim, action or proceeding asserted or instituted against Lessee for which Lessor is obligated to indemnify Lessee hereunder or may compromise or otherwise dispose of the same as Lessor sees fit; provided, however, that any legal counsel selected by Lessor to defend Lessee shall be reasonably satisfactory to Lessee. All indemnification covenants are intended to apply to losses, damages, injuries, claims, etc. incurred directly by the indemnified parties and their property, as well as by the indemnifying party or third party, and their property. For purposes of this Article XXIII, any acts or omissions of Lessee, or by employees, agents, assignees, contractors, subcontractors or others acting for or on behalf of Lessee (whether or not they are negligent, intentional, willful or unlawful), shall be strictly attributable to Lessee. It is understood and agreed that payment shall not be a condition precedent to enforcement of the foregoing indemnification obligations.

                                  ARTICLE XXIV.
                                  -------------

                  24.      Transfers.
                           ---------
                           24.1 Prohibition.  Except as provided in Section 24.9
below, Lessee shall not, without Lessor's prior written consent, which may be withheld in Lessor's sole and absolute discretion, either directly or indirectly or through one or more step transactions or tiered transactions, voluntarily or by operation of law, (i) assign, convey, sell, pledge, mortgage, hypothecate or otherwise encumber, transfer or dispose of all or any part of this Lease or Lessee's leasehold estate hereunder, (ii) Master Sublease all or any part of the Leased Property and/or any Capital Additions, (iii) engage the services of any Person for the management or operation of all or any part of the Leased Property and/or any Capital Additions, (iv) convey, sell, assign, transfer or dispose of any stock or partnership, membership or other interests (whether equity or otherwise) in Lessee (which shall include any conveyance, sale, assignment, transfer or disposition of any stock or partnership, membership or other interests (whether equity or otherwise) in any Related Lessee Persons), if such conveyance, sale, assignment, transfer or other disposition results in a change in control of Lessee (or any Related Lessee Person) from the Person(s) owning fifty percent (50%) or more of the voting securities, partnership interests or other equity interests in Lessee (or any Related Lessee Person) prior thereto,
(v) dissolve, merge or consolidate Lessee (which shall include any dissolution, merger or consolidation of any Related Lessee Person) with any other Person, if such dissolution, merger or consolidation, directly or indirectly or through one or more step transactions or tiered transactions, results in a change in control of Lessee (or in any Related Lessee Person) from the Person(s) owning fifty percent (50%) or more of the voting securities, partnership interests or other equity interests in Lessee (or any Related Lessee Person) prior thereto, or (vi) sell, convey, assign or otherwise transfer all or substantially all of the assets of Lessee (which shall include any sale, conveyance, assignment or other transfer of all or substantially all of the assets of any Related Lessee Person) (each of the aforesaid acts referred to in clauses (i) through (vi) being referred to herein as a "Transfer"). Any Occupancy Arrangement with respect to more than fifteen percent (15%) of the Facility to any Person or its Affiliates, directly or indirectly, or through one or more step transactions or tiered transactions, shall be deemed to be a "Master Sublease" hereunder. For any Occupancy Arrangement transaction not requiring the consent of Lessor hereunder (i.e., an Occupancy Arrangement not constituting a Master Sublease), Lessee shall, within ten (10) days of entering into any such Occupancy Arrangement, notify Lessor of the existence of such Occupancy Arrangement and the identity of the Occupant and supply Lessor with a copy of the agreement relating to such Occupancy Arrangement and any other related documentation, materials or information reasonably requested by Lessor.

                  24.2 Consent. Prior to any Transfer, Lessee shall first notify Lessor of its desire to do so and shall submit in writing to Lessor: (i) the name of the proposed Occupant, assignee, manager or other transferee; (ii) the terms and provisions of the Transfer, including any agreements in connection therewith; and (iii) such financial information as Lessor reasonably may request concerning the proposed Occupant, assignee, manager or other transferee. Without limiting Lessor's absolute and unequivocal right to impose any other conditions to granting its consent to a Transfer hereunder, Lessor may:

                                    (a)  require  that  the  obligations  of any
Occupant, assignee, manager or other transferee which is an Affiliate of another Person be guaranteed by its parent or controlling Person and that any Guaranty of this Lease be reaffirmed by any Guarantor notwithstanding such Transfer.

                           (b) with respect to any such Transfer  constituting a
Master

Sublease, require Lessee to pay to Lessor one hundred percent (100%) of all Transfer Consideration (defined below). "Transfer Consideration" shall mean the positive difference, if any, between the Fair Market Rental and the Rent payable by Lessee determined on a monthly basis, prorating the Rent, as appropriate, if less than all of the Facility is Master Subleased. The difference for each month shall be paid by Lessee to Lessor monthly when the Minimum Rent is due.

                           (c) with  respect  to any  other  Transfer  (i.e.,  a
Transfer other than pursuant to a Master Sublease), require Lessee to pay to Lessor one hundred percent (100%) of the gross fair market value of Lessee's leasehold interest (the "Leasehold FMV"), determined by appraisal in accordance with the appraisal procedures set forth in Article XXXIV, excluding any business value in excess of real estate value.

The consent by Lessor to any Transfer shall not constitute a consent to any subsequent Transfer or to any subsequent or successive Transfer. Any purported or attempted Transfer contrary to the provisions of this Article shall be void.

                           24.3  Attornment  and Related  Matters Any  Occupancy
Arrangement (whether or not the same constitutes a Master Sublease) shall be expressly subject and subordinate to all applicable terms and conditions of this Lease and provide that Lessor, at its option and without any obligation to do so, may require any Occupant to attorn to Lessor, in which event Lessor shall undertake the obligations of Lessee, as sublessor, licensor or otherwise under such Occupancy Arrangement from the time of the exercise of such option to the termination of such Occupancy Arrangement and in such case Lessor shall not be liable for any prepaid rents, fees or other charges or for any prepaid security deposits paid by such Occupant to Lessee or for any other prior defaults of Lessee under such Occupancy Arrangement. In the event that Lessor shall not require such attornment with respect to any Occupancy Arrangement, then such Occupancy Arrangement shall automatically terminate upon the expiration or earlier termination of this Lease, including any early termination by mutual agreement of Lessor and Lessee. Furthermore, any Occupancy Arrangement or other agreement regarding a Transfer shall expressly provide that the Occupant, assignee, manager or other transferee shall furnish Lessor with such financial and operational information and information about the physical condition of the Facility, including the information required by Section 25.2 herein, as Lessor may request from time to time.

                           24.4 [Reserved]

                           24.5  Costs.   Lessee  shall  reimburse   Lessor  for
Lessor's reasonable costs and expenses incurred in conjunction with the processing and documentation of any request to Transfer, including attorneys', architects', engineers' or other consultants' fees whether or not such Transfer is actually consummated.

                           24.6 No Release of Lessee's Obligations.  No Transfer
shall relieve Lessee of its obligation to pay the Rent and to perform all of the other obligations to be performed by Lessee hereunder. The liability of Lessee named herein and any immediate and remote successor in interest of Lessee (i.e., by means of any Transfer), and the due performance of the obligations of this Lease on Lessee's part to be performed or observed, shall not in any way be discharged, released or impaired by any (i) agreement which modifies any of the rights or obligations of the parties under this Lease (provided, however, that the same shall not be binding upon Lessee unless agreed or consented to in writing by Lessee) (ii) stipulation which extends the time within which an obligation under this Lease is to be performed, (iii) waiver of the performance of an obligation required under this Lease, or (iv) failure to enforce any of the obligations set forth in this Lease. If any Occupant, assignee, manager or other transferee defaults in any performance due hereunder, Lessor may proceed directly against the Lessee named herein and/or any immediate and remote successor in interest of Lessee without exhausting its remedies against such Occupant, assignee, manager or other transferee.

                           24.7  REIT  Protection.  Anything  contained  in this
Lease to the contrary notwithstanding, (i) no Transfer shall be consummated on any basis such that the rental or other amounts to be paid by the Occupant, assignee, manager or other transferee thereunder would be based, in whole or in part, on the income or profits derived by the business activities of the Occupant, assignee, manager or other transferee; (ii) Lessee shall not furnish or render any services to the Occupant, assignee, manager or other transferee or manage or operate the Leased Property so Transferred; (iii) Lessee shall not Transfer to any Person in which Lessor owns an interest, directly or indirectly (by applying constructive ownership rules set forth in Section 856(d)(5) of the Code); or (iv) Lessee shall not Transfer in any other manner which could cause any portion of the amounts received by Lessor pursuant to this Lease or any Occupancy Arrangement to fail to qualify as "rents from real property" within the meaning of Section 856(d) of the Code, or any similar or successor provision thereto or which could cause any other income of Lessor to fail to qualify as income described in Section 856(c)(2) of the Code.

                           24.8  Transfers  In  Bankruptcy.  In the  event  of a
Transfer pursuant to the provisions of the Bankruptcy Code, all consideration payable or otherwise to be delivered in connection with such Transfer shall be paid or delivered to Lessor, shall be and remain the exclusive property of Lessor and shall not constitute property of Lessee or of the estate of Lessee within the meaning of the Bankruptcy Code. Any consideration constituting Lessor's property pursuant to the immediately preceding sentence and not paid or delivered to Lessor shall be held in trust for the benefit of Lessor and be promptly paid or delivered to Lessor. For purposes of this Section 24.8, the term "consideration" shall have the same meaning given to such term in the definition of Fair Market Rental as provided in Article I above. In the event any such consideration is other than cash, the fair market value of such consideration shall be paid or delivered to Lessor in cash.

                           24.9 Special Transactions.

                                    24.9.1      Transfer      to      Affiliate.
Notwithstanding anything to the contrary in Section 24.1, but subject to the provisions of Section 24.7 above, Lessor's consent shall not be required in connection with and the provisions of Section 24.2 above shall not apply to, any Transfer to an Affiliate of Lessee, including any assignment of this Lease or any Master Sublease of the Leased Property to any Affiliate of Lessee, so long as in connection therewith, each of the following conditions is met:

                           (a) In  connection  with such  Transfer,  there is no
change in the use of the Leased Property from the Primary Intended Use except for a change in use to another Permitted Use as herein provided;

                           (b) Except in the case of a Transfer  resulting  from
merger or consolidation as to which Lessee is not the surviving party and in which the transferee assumes the obligations of Lessee hereunder as a matter of law, any Affiliate-transferee shall assume all of the obligations of Lessee hereunder accruing subsequent to the effective date of such Transfer and by an instrument in writing in form and substance reasonably satisfactory to Lessor. A copy of such executed assumption shall be delivered to Lessor along with the notice specified in clause (e) below;

                           (c) Any  Master  Subletting  shall be  subject to the
provisions of Section 24.3 above.

                           (d) Neither  the  original  Lessee nor any  Guarantor
shall be released from any of the obligations of the Lessee hereunder or Guarantor under the Guaranty (or any other guaranty), as applicable, whether occurring prior to or after the effective date of such Transfer;

                           (e) Within ten (10) days after the  effectiveness  of
such Transfer, Lessee shall notify Lessor in writing of the occurrence of such event, the effective date thereof, the facts placing the same within the provisions of this Section 24.9.1 (including the relationship between Lessee and such Affiliate-transferee) and any other change in the address for billings and notices to Lessee pursuant to this Lease, accompanied by an executed copy of the assumption or Master Sublease (if any) required pursuant to this Lease.

                           24.9.2    Public     Offering;     Public    Trading.
Notwithstanding anything to the contrary in Section 24.1, Lessor's consent shall not be required in connection with and the provisions of Section 24.2 shall not apply to any transfer of any stock of Lessee or ILC as a result of a public offering of Lessee's or ILC's stock which (a) constitutes a bona fide public distribution of such stock pursuant to a firm commitment underwriting or a plan of distribution registered under the Securities Act of 1933 and (b) results in such stock being listed for trading on the American Stock Exchange or the New York Stock Exchange or authorized for quotation on the NASDAQ National Market immediately upon the completion of such public offering. In addition, so long as such stock is listed for trading on any such exchange or authorized for quotation on such market, the transfer or exchange of such stock over such exchange or market shall not be deemed a Transfer hereunder unless the same (whether in one transaction or in any step or series of transactions) results in a change in control of Lessee or ILC (including pursuant to a tender or similar offer to acquire the outstanding and issued securities of such entity).

                           24.9.3 ILC.  Notwithstanding anything to the contrary
in Section 24.1, but subject to the provisions of Section 24.7 above, Lessor shall consent to any Transfer resulting from (a) a sale or transfer of all or substantially all of the outstanding capital stock of ILC or a sale or transfer of all or substantially all of the assets of ILC, in each case to a single purchaser or transferee in a single transaction or (b) a merger, consolidation or stock exchange to which ILC is a party, so long as each of the following conditions is met:

                                            (i) The  Consolidated  Net  Worth of
the purchaser or transferee resulting from a Transfer pursuant to clause (a) above or the surviving party resulting from a Transfer pursuant to clause (b) above, as the case may be, immediately following the effectiveness of such event shall be equal to or greater than the greater of (A) $55 Million (as adjusted pursuant to the Cost of Living Index to equate to constant 1996 dollars) and (B) the lesser of (1) the Consolidated Net Worth of ILC immediately prior to the effectiveness of such event and (2) $100 Million (as adjusted pursuant to the Cost of Living Index to equate to constant 1996 dollars).

                                            (ii) The debt to equity ratio of the
purchaser or transferee resulting from a Transfer pursuant to clause (a) above or the surviving party resulting from a Transfer pursuant to clause (b) above, as the case may be, immediately following the effectiveness of such event shall not be greater than the debt to equity ratio of ILC immediately prior to the effectiveness of such event. For purposes of this clause (ii), "debt" shall include the capitalized value of any operating leases to which ILC and/or such transferee or surviving entity (and/or their consolidated Subsidiaries) are parties and the same shall be demonstrated by financial statements prepared in accordance with GAAP and reasonably satisfactory to Lessor.

                                            (iii) The  purchaser  or  transferee
resulting from a Transfer pursuant to clause (a) above or the other party(s) to the Transfer pursuant to clause (b) above, as the case may be, shall have sufficient operating experience and history with respect to a business of the nature, type and size of the business of ILC as the same exists immediately prior to the effectiveness of such event, as reasonably determined by Lessor. Such purchaser or transferee or other party to such Transfer, as the case may be, shall be deemed to have "sufficient operating experience and history" if,
(A) immediately prior to the effectiveness of such Transfer, such purchaser or transferee or other party, as the case may be, operated or managed (whether directly or through its operating Subsidiary(ies)), facilities of the type and of a number equal to or greater than the number of the facilities operated and/or managed by ILC and its Subsidiary(ies), or fifty (50) whichever is less and has been in the business of operating or managing such facilities for a period not less than the period in which ILC has been in business, or three (3) years whichever is less, or (B) such transferee or purchaser or surviving entity, as the case may be, shall immediately following the effectiveness of such Transfer, and for a period of not less than one (1) year thereafter, retain and/or hire in a full-time management or consulting capacity at least one-half (1/2) of the principal officers of ILC who were in the employment of ILC prior to the effectiveness of Transfer. For purposes of this clause (iii), ILC shall be deemed to have been in business since June 30, 1996.

                                            (iv)   Except   in  the  case  of  a
Transfer as to which such transferee or purchaser or surviving party, as the case may be, assumes the obligations of ILC under the Guaranty as a matter of law, such transferee or purchaser or surviving party shall execute a new guaranty for this Lease consistent in form and substance with the Guaranty, in which event ILC shall automatically be relieved of any of its obligations under the Guaranty accruing after the effective date of such Transfer.

                                            (v) No Event of  Default  shall have
occurred and be continuing hereunder.

                                            (vi)   Lessor   shall   receive  the
applicable information required by Section 24.2 with respect to each such proposed Transfer and the proposed purchaser or transferee resulting therefrom.

                                            (vii)  In   connection   with   such
Transfer, Lessor shall receive one hundred percent (100%) of the Transfer Consideration or one hundred percent (100%) of the Leasehold FMV, as applicable, as set forth in subsections (b) and (c) of Section 24.2 above.

                                  ARTICLE XXV.
                                  ------------

                  25.      Officer's Certificates and Financial Statements
                           -----------------------------------------------
                  25.1 Officer's Certificate. At any time and from time to time upon Lessee's receipt of not less than twenty (20) days' prior written request by Lessor, Lessee shall furnish to Lessor an Officer's Certificate certifying
(i) that this Lease is unmodified and in full force and effect, or that this Lease is in full force and effect as modified and setting forth the modifications; (ii) the dates to which the Rent has been paid; (iii) whether or not, to the best knowledge of Lessee, Lessor is in default in the performance of any covenant, agreement or condition contained in this Lease and, if so, specifying each such default of which Lessee may have knowledge; and (iv) responses to such other questions or statements of fact as Lessor, any ground or underlying lessor, any purchaser or any current or prospective Facility Mortgagee shall reasonably request. Lessee's failure to deliver such statement within such time shall constitute an acknowledgement by Lessee that (x) this Lease is unmodified and in full force and effect except as may be represented to the contrary by Lessor; (y) Lessor is not in default in the performance of any covenant, agreement or condition contained in this Lease; and (z) the other matters set forth in such request, if any, are true and correct. Any such certificate furnished pursuant to this Article may be relied upon by Lessor and any current or prospective Facility Mortgagee, ground or underlying lessor or purchaser of the Leased Property. Lessee shall not be required to deliver such certificate more than four (4) times per Lease Year.

                           25.2  Statements.  Lessee shall furnish the following
statements to Lessor:

                                    (a) within 150 days after the end of each of
         Lessee's and Guarantor's fiscal years, a copy of the audited consolidated balance sheets of Lessee, its consolidated Subsidiaries and Guarantor as of the end of such fiscal year, and related audited consolidated statements of income, changes in common stock and other stockholders' equity and changes in the financial position of Lessee, its consolidated Subsidiaries and Guarantor for such fiscal year, prepared in accordance with GAAP applied on a basis consistently maintained throughout the period involved, such consolidated financial statements to be certified by nationally recognized certified public accountants;

                                    (b) within 150 days after the end of each of
         Lessee's and Guarantor's fiscal years, and together with the annual audit report furnished in accordance with clause (a) above, an Officer's Certificate stating that to the best of the signer's knowledge and belief after making due inquiry, Lessee is not in default in the performance or observance of any of the terms of this Lease, or if Lessee shall be in default, specifying all such defaults, the nature thereof, and the steps being taken to remedy the same;

                                    (c)  within  forty-five  (45) days after the
         end of each month for those months occurring from the Commencement Date to three months after the first month in which the average Cash Flow Coverage for the Facility equals or exceeds 1.3 for such month, all consolidated financial reports Lessee produces for reporting purposes and detailed statements of income and detailed operational statistics regarding occupancy rates, patient and resident mix and patient and resident rates by type for the Facility; and thereafter within ninety
         (90) days after the end of each of Lessee's quarters, all quarterly consolidated financial reports Lessee produces for reporting purposes and detailed statements of income and detailed operational statistics regarding occupancy rates, patient and resident mix and patient and resident rates by type for the

Facility;

                                    (d) within 150 days after the end of each of
         Lessee's fiscal years, a copy of each cost report filed with the appropriate governmental agency for the Facility;

                                    (e) within  thirty  (30) days after they are
         required to be filed with the SEC, copies of any annual reports and of information, documents and other reports, or copies of such portions of any of the foregoing as the SEC may prescribe, which Lessee or any Guarantor is required to file with the SEC pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934;

                                    (f)  within  five (5)  Business  Days  after
         Lessee's receipt thereof, copies of all written communications received by Lessee from any regulatory agency relating to (i) surveys of the Facility for purposes of licensure, Medicare and Medicaid certification and accreditation and (ii) any proceeding, formal or informal, with respect to cited deficiencies with respect to services and activities provided and performed at the Facility, including patient and resident care, patient and resident activities, patient and resident therapy, dietary, medical records, drugs and medicines, supplies, housekeeping and maintenance, or the condition of the Facility, and involving an actual or threatened warning, imposition of a fine or a penalty, or suspension, termination or revocation of the Facility's license to be operated in accordance with its Primary Intended Use;

                                    (g) to the extent  available  to  customers,
         depositors, shareholders or the public, within 150 days after the end of each fiscal year of the financial institution issuing the letter of credit required under Article XXI, a copy of the audited consolidated balance sheets of such financial institution as of the end of such fiscal year, and related unaudited consolidated statements of income, changes in common stock and other stockholders equity and changes in the financial position of such financial institution and its consolidated subsidiaries for each such fiscal year, prepared in accordance with generally accepted accounting principles applied on a basis consistently maintained throughout the period involved, such consolidated financial statements to be certified by nationally recognized certified public accountants. Lessee shall be deemed to have satisfied its obligations under this clause (g) if Lessee shall request in writing to such financial institution that Lessor be placed on the distribution list of such financial institution for delivery of such financial statements;

                                    (h)  within  five (5)  Business  Days  after
         Lessee's receipt thereof, copies of all claims, reports, complaints, notices, warnings or asserted violations relating in any way to the Leased Property or Lessee's use thereof; and

                                    (i) with reasonable  promptness,  such other
         information respecting (i) the financial and operational condition and affairs of Lessee and the Facility, (ii) the physical condition of the Leased Property and any Capital Addition thereto and (iii) any suspected Transfer, including the then equity or voting ownership in Lessee or in any Related Lessee Person (as defined in Article XXIV), in each case as Lessor may reasonably request, in the form of a questionnaire or otherwise, from time to time.

                           25.3 Charges. Lessee acknowledges that the failure to furnish Lessor with any of the certificates or statements required by this Article XXV will cause Lessor to incur costs and expenses not contemplated hereunder, the exact amount of which is presently anticipated to be extremely difficult to ascertain. Accordingly, if Lessee fails to furnish Lessor with any of the certificates or statements required by this
Article XXV, Lessee shall pay to Lessor upon demand $1,000 for each such failure as Additional Charges. The parties agree that this charge represents a fair and reasonable estimate of the costs that Lessor will incur by reason of Lessee's failure to furnish Lessor with such certificates and statements; provided, however, that with respect to the first (only) occurrence when Lessee fails to furnish Lessor with any such certificate or statement required by Article XXV during any Lease Year, Lessee shall not be required to pay such $1,000 additional charge thereon if Lessee delivers the certificate or statement required within five (5) Business Days after receipt of written notice from Lessor of Lessee's failure to deliver the same.

                                  ARTICLE XXVI.
                                  -------------

                  26. Lessor's Right to Inspect and Show the Leased Property. Upon not less than twenty-four (24) hours' prior written notice to Lessee, Lessee shall permit Lessor and its authorized representatives to (i) inspect the Leased Property and any Capital Addition thereto and (ii) exhibit the same to prospective purchasers and lenders, and during the last twelve (12) months of the Term, to prospective lessees or managers, in each instance during usual business hours and subject to any reasonable security, health, safety or confidentiality requirements of Lessee or any Legal Requirement or Insurance Requirement. Lessee shall reasonably cooperate with Lessor in exhibiting the Leased Property and any Capital Additions thereto to prospective purchasers, lenders, lessees and managers. Any such access to the Leased Property by Lessor pursuant to this Article shall be conducted by Lessor in a manner that shall interfere with Lessee's business at the Leased Property as little as practicable.

                                 ARTICLE XXVII.
                                 --------------

                  27. No Waiver. No failure by Lessor to insist upon the strict performance of any term hereof or to exercise any right, power or remedy hereunder and no acceptance of full or partial payment of Rent during the continuance of any default or Event of Default shall constitute a waiver of any such breach or of any such term. No waiver of any breach shall affect or alter this Lease, which shall continue in full force and effect with respect to any other then existing or subsequent breach.

                                 ARTICLE XXVIII.
                                 ---------------

                  28. Remedies Cumulative. Each legal, equitable or contractual right, power and remedy of Lessor now or hereafter provided either in this Lease or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power and remedy and the exercise or beginning of the exercise by Lessor of any one or more of such rights, powers and remedies shall not preclude the simultaneous or subsequent exercise by Lessor of any or all of such other rights, powers and remedies.

                                  ARTICLE XXIX.
                                  -------------

                  29. Acceptance of Surrender. No surrender to Lessor of this Lease or of the Leased Property, or any part thereof or of any interest therein, shall be valid or effective unless agreed to and accepted in writing by Lessor and no act by Lessor or any representative or agent of Lessor, other than such a written acceptance by Lessor, shall constitute an acceptance of any such surrender.

                                  ARTICLE XXX.
                                  ------------

                  30. No Merger. There shall be no merger of this Lease or of the leasehold estate created hereby by reason of the fact that the same Person may acquire, own or hold, directly or indirectly, (i) this Lease or the leasehold estate created hereby or any interest in this Lease or such leasehold estate and (ii) the fee estate in the Leased Property.

                                  ARTICLE XXXI.
                                  -------------

                  31. Conveyance by Lessor. If Lessor or any successor owner of the Leased Property shall convey the Leased Property other than as security for a debt, Lessor or such successor owner, as the case may be, shall thereupon be released from all future liabilities and obligations of the Lessor under this Lease arising or accruing from and after the date of such conveyance or other transfer and all such future liabilities and obligations shall thereupon be binding upon the new owner.

                                 ARTICLE XXXII.
                                 --------------

                  32. Quiet Enjoyment. So long as Lessee shall pay the Rent as the same becomes due and shall comply with all of the terms of this Lease and perform its obligations hereunder, Lessee shall peaceably and quietly have, hold and enjoy the Leased Property for the Term, free of any claim or other action by Lessor or anyone claiming by, through or under Lessor, but subject to all liens and encumbrances of record as of the date hereof, or the Commencement Date or created thereafter as permitted hereunder or thereafter consented to by Lessee. No failure by Lessor to comply with the foregoing covenant shall give Lessee any right to cancel or terminate this Lease or abate, reduce or make a deduction from or offset against the Rent or any other sum payable under this Lease, or to fail to perform any other obligation of Lessee hereunder. Notwithstanding the foregoing, Lessee shall have the right, by separate and independent action to pursue any claim it may have against Lessor as a result of a breach by Lessor of the covenant of quiet enjoyment contained in this Article.

                                 ARTICLE XXXIII.
                                 ---------------

                  33. Notices. Any notice, consent, approval, demand or other communication required or permitted to be given hereunder (a "notice") must be in writing and may be served personally or by U.S. Mail. If served by U.S. Mail, it shall be addressed as follows:

         If to Lessor:     Health Care Property Investors, Inc.
                           10990 Wilshire Boulevard
                           Suite 1200
                           Los Angeles, California 90024
                           Phone: (310) 473-1990
                           Fax:  (310) 444-7817
                           Attn:  Legal Department

         with a copy to:   Latham & Watkins
                           633 West Fifth Street, Suite 4000
                           Los Angeles, California 90071
                           Phone: (213) 485-1234
                           Fax:  (213) 891-8763
                           Attn:  David H. Vena, Esq.

         If to Lessee:     Integrated Living Communities of Milledgeville, Inc.
                           24850 Old 41 Road
                           Bonita Springs, Florida 34135
                           Phone: (941) 947-7200
                           Fax:  (941) 495-0711
                           Attn:    President and CEO

         with a copy to:   Integrated Living Communities, Inc.
                           24850 Old 41 Road
                           Bonita Springs, Florida 34135
                           Phone: (941) 947-7200
                           Fax:  (941) 495-0711
                           Attn:    General Counsel

Any notice which is personally served shall be effective upon the date of service; any notice given by U.S. Mail shall be deemed effectively given, if deposited in the United States Mail, registered or certified with return receipt requested, postage prepaid and addressed as provided above, on the date of receipt, refusal or non-delivery indicated on the return receipt. In addition, either party may send notices by a nationally recognized overnight courier service provides written proof of delivery (such as U.P.S. or Federal Express). Any notice sent by a nationally recognized overnight courier shall be effective on the date of delivery to the party at its address specified above as set forth in the courier's delivery receipt. Either party may, by notice to the other from time to time in the manner herein provided, specify a different address for notice purposes. The foregoing facsimile numbers are for convenience only. Notice by facsimile shall not be considered an effective manner of giving notice for purposes of this Lease.

                                 ARTICLE XXXIV.
                                 --------------

                  34. Appraiser. If it becomes necessary to determine the Fair Market Value, Fair Market Rental or Leasehold FMV for any purpose of this Lease, the party required or permitted to give notice of such required determination shall include in the notice the name of a Person selected to act as appraiser on its behalf. Within ten (10) days after receipt of any such notice, Lessor (or Lessee, as the case may be) shall by notice to Lessee (or Lessor, as the case may be) appoint a second Person as appraiser on its behalf. The appraisers thus appointed, each of whom must be a member of the American Institute of Real Estate Appraisers (or any successor organization thereto), shall, within forty-five (45) days after the date of the notice appointing the first appraiser, proceed to determine the Fair Market Value, Fair Market Rental or Leasehold FMV as of the relevant date (giving effect to the impact, if any, of inflation from the date of their decision to the relevant date) provided, however that if only one appraiser shall have been so appointed, or if two appraisers shall have been so appointed but only one such appraiser shall have made such determination within fifty (50) days after the making of Lessee's or Lessor's request, then the determination of such appraiser shall be final and binding upon the parties. If the Facility had reached stabilized operations prior to the Commencement Date, to the extent consistent with sound appraisal practice as then existing at the time of any such appraisal, an appraisal for Fair Market Value shall be made on a basis consistent with the basis on which the Leased Property was appraised for purposes of determining its fair market value at the time the Leased Property was acquired by Lessor. If two appraisers shall have been appointed and shall have made their determinations within the respective requisite periods set forth above and if the difference between the amounts so determined shall not exceed ten percent (10%) of the lesser of such amounts then the Fair Market Value, Fair Market Rental or Leasehold FMV shall be an amount equal to fifty percent (50%) of the sum of the amounts so determined. If the difference between the amounts so determined shall exceed ten percent (10%) of the lesser of such amounts, then such two appraisers shall have twenty
(20) days to appoint a third appraiser, but if such appraisers fail to do so, then either party may request the American Arbitration Association or any successor organization thereto to appoint an appraiser within twenty (20) days of such request, and both parties shall be bound by any appointment so made within such twenty (20) day period. If no such appraiser shall have been appointed within such twenty (20) days or within ninety (90) days of the original request for a determination of Fair Market Value, Fair Market Rental or Leasehold FMV, whichever is earlier, either Lessor or Lessee may apply to any court having jurisdiction to have such appointment made by such court. Any appraiser appointed by the original appraisers, by the American Arbitration Association or by such court shall be instructed to determine the Fair Market Value, Fair Market Rental or Leasehold FMV within thirty (30) days after appointment of such appraiser. The determination of the appraiser which differs most in terms of dollar amount from the determinations of the other two appraisers shall be excluded, and fifty percent (50%) of the sum of the remaining two determinations shall be final and binding upon Lessor and Lessee as the Fair Market Value, Fair Market Rental or Leasehold FMV. This provision for determination by appraisal shall be specifically enforceable to the extent such remedy is available under applicable law, and any determination hereunder shall be final and binding upon the parties except as otherwise provided by applicable law. Lessor and Lessee shall each pay the fees and expenses of the appraiser appointed by it and each shall pay one-half of the fees and expenses of the third appraiser and one-half of all other cost and expenses incurred in connection with each appraisal.

                                  ARTICLE XXXV.
                                  -------------

                  35.1 First  Refusal to Purchase.  Provided no Event of Default
has occurred and is continuing hereunder, Lessee shall have a right of first refusal to purchase the Leased Property upon the same terms and conditions of any offer or counter offer from a third party to purchase the Leased Property which Lessor intends to accept (or has accepted subject to Lessee's right of first refusal herein) (the "Offer"); provided, however that such right of first refusal shall not apply to (a) any sale, transfer or other conveyance of the Leased Property or any interest therein by Lessor to an Affiliate of Lessor, (b) a sale or transfer of all or substantially all of the outstanding capital stock of Lessor or a sale or transfer of all or substantially all of the assets of Lessor, in each case to a single purchaser or transferee in a single transaction or (c) a merger, consolidation or stock exchange to which Lessor is a party; and provided further that in no event shall Lessor be required to make or provide to Lessee any representations or warranties with respect to the Leased Property, notwithstanding the terms of any such Offer. If, during the Term, Lessor desires to accept (or has accepted subject to Lessee's right of first refusal herein) an Offer, Lessor shall promptly notify Lessee of the same, which notice shall set forth all of the material terms and conditions of such Offer, including the purchase price for the Leased Property. Lessee shall have fifteen (15) days after receipt of such notice from Lessor within which time to exercise Lessee's right of first refusal. Lessee may exercise such right of first refusal by (i) delivering written notice to Lessor stating that Lessee unequivocally accepts the terms and conditions of the Offer applicable to Lessee as herein provided within such fifteen (15) day period and (ii) delivering to Lessor concurrent with such notice a reaffirmation of the Guaranty executed by Guarantor. If Lessee exercises its right of first refusal within the time and in the manner herein provided, then such transaction shall be consummated on or before the date specified for closing in the terms of the Offer at the price and otherwise in accordance with (A) the terms and conditions of such Offer applicable to
Lessee as herein  provided and (B) the  provisions  of Article XVIII and Section
35.2 to the extent not inconsistent therewith. If Lessee shall not exercise Lessee's right of first refusal in the manner and within the time period herein provided, Lessor shall be free for a period of one (1) year after the expiration of said fifteen (15) day period to sell the Leased Property to any third party at a price and upon terms no less favorable to Lessor than those so offered to Lessee pursuant to the Offer. If such sale is consummated, Lessee's right of first refusal hereunder shall automatically terminate and the same shall not apply to any subsequent sale of the Leased Property or any interest therein to any subsequent purchaser or transferee. If such sale is not consummated, Lessee's right of first refusal as provided in this Section shall be reinstituted as to any subsequent sale of the Leased Property during the Term of this Lease.

                  Notwithstanding  anything  to  the  contrary  herein  in  this
Section 35.1, except with respect to transactions of the type described in clauses (a) through (c) above as to which Lessee shall not have a right of first refusal, if and only if, (1) the Offer includes property in addition to the Leased Property or (2) in connection with the proposed sale of the Leased Property as set forth in the Offer, Lessor or an Affiliate of Lessor is also proposing to sell concurrent or substantially concurrent with the sale of the Leased Property other property of Lessor or an Affiliate of Lessor to the same third-party and/or its Affiliates, then the following shall apply:

                  (x) Lessee's right of first refusal as herein provided, shall apply only with respect to the Leased Property.

                  (y) With respect to the circumstances described in clause (1), if the Offer does not specifically allocate a purchase price to the Leased Property, Lessor shall reasonably determine the same and include such allocation in Lessor's written notice to Lessee of the

Offer.

                  (z) If Lessee shall timely and properly exercise its right of first refusal to purchase the Leased Property as provided in this Section 35.1, the purchase price payable by Lessee shall be the price set forth in the Offer (or the amount allocated to the Leased Property as provided in clause (y) above, as the case may be), unless concurrent with Lessee's exercise of such Offer, Lessee shall deliver written notice to Lessor that Lessee objects to the purchase price for the Leased Property as set forth in the Offer (or the amount so allocated to the Leased Property as provided in clause (y)), then the purchase price payable by Lessee for the Leased Property shall be the lesser of
(aa) the purchase price for the Leased Property set forth in the Offer (or the amount so allocated to the Leased Property as provided in clause (y)) and (bb) the Fair Market Value of the Leased Property determined in accordance with the appraisal procedures set forth in this clause (z). Within forty-five (45) days after Lessee's timely exercise of its right of first refusal and objection to the purchase price for the Leased Property, Lessor shall cause a nationally recognized appraisal firm selected by Lessor, in which one or more of the members, officers or principals of such firm are members of the American Institute of Real Estate Appraisers (or any successor organization thereto), to determine the Fair Market Value of the Leased Property as of the relevant date (giving effect to the impact, if any, of inflation from the date of such appraiser's decision to the relevant date) and to deliver to Lessor and Lessee a written report of the same. The determination of such appraiser shall be final and binding upon the parties. This provision for determination by appraisal shall be specifically enforceable to the extent such remedy is available under applicable law, and any determination hereunder shall be final and binding upon the parties except as otherwise provided by applicable law. Lessor and Lessee shall each pay one-half of the fees and expenses of such appraiser and one-half of all other costs and expenses incurred in connection with such appraisal, unless the Fair Market Value of the Leased Property as determined by such appraisal is greater than the purchase price for the Leased Property as set forth in the Offer (or so allocated to the Leased Property as provided in clause
(y)), in which case Lessee shall pay all of the fees and expenses of such appraiser and any other costs and expenses incurred in connection with such appraisal.

                  35.2 Other Defaults. A default under any other lease or other agreement or instrument, including any purchase contract formed upon exercise of any other right of first refusal or option to purchase, with or in favor of Lessor or any Affiliate of Lessor and made by or with Lessee or any Affiliate of Lessee where such default is not cured within the applicable time period, if any, shall be deemed a default under this Article XXXV and the purchase contract formed upon proper exercise by Lessee of the right of first refusal contained herein, entitling Lessor, as seller, at its option, to terminate such purchase contract and any escrow established thereby.

                                 ARTICLE XXXVI.
                                 --------------

                  36.1 Lessor May Grant Liens. Without the consent of Lessee, Lessor may, from time to time, directly or indirectly, create or otherwise cause to exist any ground lease, mortgage, trust deed, lien, encumbrance or title retention agreement (collectively, an "encumbrance") upon the Leased Property and any Capital Addition thereto, or any portion thereof or interest therein. This Lease is and at all times shall be subject and subordinate to any such encumbrance which may now or hereafter affect the Leased Property and to all renewals, modifications, consolidations, replacements and extensions thereof. This clause shall be self-operative and no further instrument of subordination shall be required; provided, however, that in confirmation of such subordination, Lessee shall execute promptly any certificate or document that Lessor or any ground or underlying lessor, mortgagee or beneficiary may request for such purposes; provided further, however, that any such subjection and subordination of this Lease or Lessee's leasehold interest hereunder to any such encumbrance imposed after the Commencement Date shall be conditioned upon the execution by the holder of such encumbrance and delivery to Lessee of a non-disturbance and attornment agreement which provides, in substance, that so long as no Event of Default has occurred, the holder of such encumbrance shall not disturb either Lessee's leasehold interest or possession of the Leased Property in accordance with the terms thereof or other rights under this Lease. If, in connection with obtaining financing or refinancing for the Leased Property, a Facility Mortgagee or prospective Facility Mortgagee shall request reasonable modifications to this Lease as a condition to such financing or refinancing, Lessee shall not withhold or delay its consent thereto, so long as such modifications do not increase Lessee's monetary obligations hereunder or adversely affect Lessee's rights or non-monetary obligations under this Lease.

                  36.2 Attornment. If Lessor's interest in the Leased Property is sold or conveyed upon the exercise of any remedy provided for in any Facility Mortgage, or otherwise by operation of law: (i) at the new owner's option, Lessee shall attorn to and recognize the new owner as Lessee's Lessor under this Lease or enter into a new lease substantially in the form of this Lease with the new owner, and Lessee shall take such actions to confirm the foregoing within ten (10) days after request; and (ii) the new owner shall not be (a) liable for any act or omission of Lessor under this Lease occurring prior to such sale or conveyance, or (b) subject to any offset, abatement or reduction of rent because of any default of Lessor under this Lease occurring prior to such sale or conveyance.

                                ARTICLE XXXVII.
                                ---------------

                  37.1 Hazardous Substances. Lessee shall not allow any Hazardous Substance to be located in, on, under or about the Leased Property or incorporated in the Facility; provided, however, that Hazardous Substances may be brought, kept, used or disposed of in, on or about the Leased Property in quantities and for purposes similar to those brought, kept, used or disposed of in, on or about similar facilities used for purposes similar to the Primary
Intended Use and which are brought, kept, used and disposed of in strict compliance with Legal Requirements. Lessee shall not allow the Leased Property to be used as a waste disposal site or, except as permitted in the immediately preceding sentence, for the manufacturing, handling, storage, distribution or disposal of any Hazardous Substance.

                  37.2 Notices. Lessee shall provide to Lessor promptly, and in any event within seventy-two (72) hours after Lessee's receipt thereof, a copy of any notice, or notification with respect to, (i) any violation of a Legal Requirement relating to Hazardous Substances located in, on, or under the Leased Property or any adjacent property; (ii) any enforcement, cleanup, removal, or other governmental or regulatory action instituted, completed or threatened with respect to the Leased property; (iii) any claim made or threatened by any Person against Lessee or the Leased Property relating to damage, contribution, cost recovery, compensation, loss, or injury resulting from or claimed to result from any Hazardous Substance; and (iv) any reports made to any federal, state or local environmental agency arising out of or in connection with any Hazardous Substance in, on, under or removed from the Leased Property, including any complaints, notices, warnings or asserted violations in connection therewith.

                  37.3 Remediation. If Lessee becomes aware of a violation of any Legal Requirement relating to any Hazardous Substance in, on, under or about the Leased Property or any adjacent property, or if Lessee, Lessor or the Leased Property becomes subject to any order  of any  federal,  state or  local  agency  to  repair,  close,  detoxify, decontaminate or otherwise remediate the Leased Property, Lessee shall immediately notify Lessor of such event and, at its sole cost and expense, cure such violation or effect such repair, closure, detoxification, decontamination or other remediation. If Lessee fails to implement and diligently pursue any such cure, repair, closure, detoxification, decontamination or other remediation, Lessor shall have the right, but not the obligation, to carry out such action and to recover from Lessee all of Lessor's costs and expenses incurred in connection therewith.

                  37.4 Indemnity. Lessee shall indemnify, defend, protect, save, hold harmless, and reimburse Lessor for, from and against any and all costs, losses (including, losses of use or economic benefit or diminution in value), liabilities, damages, assessments, lawsuits, deficiencies, demands, claims and expenses (collectively, "Environmental Costs") (whether or not arising out of third-party claims and regardless of whether liability without fault is imposed, or sought to be imposed, on Lessor) incurred in connection with, arising out of, resulting from or incident to, directly or indirectly, before or during the Term
(i) the production, use, generation, storage, treatment, transporting, disposal, discharge, release or other handling or disposition of any Hazardous Substances from, in, on or about the Leased Property (collectively, "Handling"), including the effects of such Handling of any Hazardous Substances on any Person or property within or outside the boundaries of the Leased Property, (ii) the presence or release of any Hazardous Substances in, on, under or about the Leased Property and (iii) the violation of any Legal Requirements (including Environmental Laws). "Environmental Costs" include interest, costs of response, removal, remedial action, containment, cleanup, investigation, design, engineering and construction, damages (including actual, consequential and punitive damages) for personal injuries and for injury to, destruction of or loss of property or natural resources, relocation or replacement costs, penalties, fines, charges or expenses, attorney's fees, expert fees, consultation fees, and court costs, and all amounts paid in investigating, defending or settling any of the foregoing.

                  Without limiting the scope or generality of the foregoing, Lessee expressly agrees to reimburse Lessor for any and all costs and expenses incurred by Lessor:

                  (a) In investigating any and all matters relating to the Handling of any Hazardous Substances, in, on, from, under or about the Leased Property;

                  (b) In bringing the Leased Property into compliance with all Legal Requirements; and

                  (c) Removing, treating, storing, transporting, cleaning-up and/or disposing of any Hazardous Substances used, stored, generated, released or disposed of in, on, from, under or about the Leased Property or offsite.

                  If any claim is made hereunder, Lessee agrees to pay such claim promptly, and in any event to pay such claim within sixty (60) calendar days after receipt by Lessee of notice thereof. If any such claim is not so paid and Lessor is ultimately found or agrees to be responsible therefore, Lessee agrees also to pay interest on the amount paid from the date of the first notice of such claim, at the Overdue Rate.

                  37.5 Environmental Inspection. Lessor shall have the right, from time to time, and upon not less than five (5) days written notice to Lessee, except in the case of an emergency in which event no notice shall be required, to conduct an inspection of the Leased

Property to determine the existence or presence of Hazardous Substances on or about the Leased Property. Upon prior written notice to Lessee, Lessor shall have the right to enter and inspect the Leased Property, conduct any testing, sampling and analyses it deems reasonably necessary and shall have the right to inspect materials brought into the Leased Property. Lessor may, in its discretion, retain such experts to conduct the inspection, perform the tests referred to herein, and to prepare a written report in connection therewith. If any such inspections or tests indicate the presence or existence of Hazardous Substances not previously disclosed to Lessor, then all reasonable costs and expenses incurred by Lessor under this Section shall be paid on demand as Additional Charges by Lessee to Lessor. Failure to conduct an environmental inspection or to detect unfavorable conditions if such inspection is conducted shall in no fashion be intended as a release of any liability for environmental conditions subsequently determined to be associated with or to have occurred during Lessee's tenancy. Lessee shall remain liable for any environmental condition related to or having occurred during its tenancy regardless of when such conditions are discovered and regardless of whether or not Lessor conducts an environmental inspection at the termination of the Lease. The obligations set forth in this Article shall survive the expiration or earlier termination of the Lease.

                                ARTICLE XXXVIII.
                                ----------------

                  38. Memorandum of Lease. Lessor and Lessee shall, promptly upon the request of either, enter into a short form memorandum of this Lease, in form suitable for recording under the laws of the State. Lessee shall pay all costs and expenses of recording any such memorandum and shall fully cooperate with Lessor in removing from record any such memorandum upon the expiration or earlier termination of the Term.

                                 ARTICLE XXXIX.
                                 --------------

                  39. Sale of Assets. Notwithstanding any other provision of this Lease, Lessor shall not be required to (i) sell or transfer the Leased Property, or any portion thereof, which is a real estate asset as defined in
Section 856(c)(6)(B), or functionally equivalent successor provision, of the Code, to Lessee if Lessor's counsel advises Lessor that such sale or transfer may not be a sale of property described in Section 857(b)(6)(C), or functionally equivalent successor provision, of the Code or (ii) sell or transfer the Leased Property, or any portion thereof, to Lessee if Lessor's counsel advises Lessor that such sale or transfer could result in an unacceptable amount of gross income for purposes of the ninety five percent (95%) gross income test contained in Section 856(c)(2), or functionally equivalent successor provision, of the Code. If Lessee has the right or obligation to purchase the property pursuant to the terms herein, and if Lessor determines not to sell such property pursuant to the above sentence, then Lessee shall purchase such property, upon and subject to all applicable terms and conditions set forth in this Lease, including the provisions of Article XXXV, at such time as the transaction, upon the advice of Lessor's counsel, would be a sale of property (to the extent the Leased Property is a real estate asset) described in Section 857(b)(6)(C), or functionally equivalent successor provision, of the Code, and would not result in an unacceptable amount of gross income for purposes of the ninety five percent
(95%) gross income test contained in Section 856(c)(2), or functionally equivalent successor provision of the Code and until such time Lessee shall lease the Leased Property from Lessor at the Fair Market Rental determined in accordance with Article XXXIV.

                                   ARTICLE XL.
                                   -----------

                             [INTENTIONALLY OMITTED]

                                  ARTICLE XLI.
                                  ------------

                  41. Authority. If Lessee is a corporation, trust, or partnership, Lessee, and each individual executing this Lease on behalf of Lessee, represent and warrant that each is duly authorized to execute and deliver this Lease on behalf of Lessee and shall within thirty (30) days after execution of this Lease deliver to Lessor evidence of such authority satisfactory to Lessor.

                                  ARTICLE XLII.
                                  -------------

                  42. Attorneys' Fees. If Lessor or Lessee brings an action or other proceeding against the other to enforce any of the terms, covenants or conditions hereof or any instrument executed pursuant to this Lease, or by reason of any breach or default hereunder or thereunder, the party prevailing in any such action or proceeding and any appeal thereupon shall be paid all of its costs and reasonable attorneys' fees incurred therein. In addition to the foregoing and other provisions of this Lease that specifically require Lessee to reimburse, pay or indemnify against Lessor's attorneys' fees, Lessee shall pay, as Additional Charges, all of Lessor's reasonable attorneys' fees incurred in connection with the enforcement of this Lease, including attorneys' fees incurred in connection with Lessee's exercise of its right to renew this Lease for any Extended Term, the review of any letters of credit, the review, negotiation or documentation of any subletting, assignment, or management arrangement or any consent requested in connection therewith, and the collection of past due Rent.

                                 ARTICLE XLIII.
                                 --------------

                  43. Brokers. Lessee warrants that it has not had any contact or dealings with any Person or real estate broker which would give rise to the payment of any fee or brokerage commission in connection with this Lease, and Lessee shall indemnify, protect, hold harmless and defend Lessor from and against any liability with respect to any fee or brokerage commission arising out of any act or omission of Lessee. Lessor warrants that it has not had any contact or dealings with any Person or real estate broker which would give rise to the payment of any fee or brokerage commission in connection with this Lease, and Lessor shall indemnify, protect, hold harmless and defend Lessee from and against any liability with respect to any fee or brokerage commission arising out of any act or omission of Lessor.

                                  ARTICLE XLIV.
                                  -------------

                  44. Miscellaneous

                           44.1  .  Anything  contained  in  this  Lease  to the
contrary notwithstanding, all claims against, and liabilities and indemnities of, Lessee or Lessor arising prior to the expiration or earlier termination of the Term shall survive such expiration or termination. In addition, all claims against, and all liabilities and indemnities hereunder of Lessee shall continue in full force and effect and in favor of the Lessor named herein and its successors and assigns, notwithstanding any conveyance of the Leased Property to Lessee.

                           44.2  Severability.  If any term or provision of this
Lease or any application thereof shall be held invalid or unenforceable, the remainder of this Lease and any other application of such term or provision shall not be affected thereby.

                           44.3 Non-Recourse. Lessee specifically agrees to look
solely to the Leased Property for recovery of any judgment from Lessor; provided, however, that if Lessor's equity in the Leased Property is less than $1 Million, then other assets of Lessor shall be available to satisfy any judgment against Lessor as provided herein, but only to the extent of the difference between the then amount of Lessor's equity in the Leased Property and such $1 Million. It is specifically agreed that no constituent partner in Lessor or officer, director or employee of Lessor shall ever be personally liable for any such judgment or for the payment of any monetary obligation to Lessee. The provision contained in the foregoing sentence is not intended to, and shall not, limit any right that Lessee might otherwise have to obtain injunctive relief against Lessor, or any other action not involving the personal liability of Lessor. Furthermore, except as otherwise expressly provided herein, in no event shall Lessor ever be liable to Lessee for any indirect or consequential damages suffered by Lessee from whatever cause.

                           44.4   Licenses.   Upon  the  expiration  or  earlier
termination of the Term, Lessee shall transfer to Lessor or Lessor's nominee a fully operational Facility and shall cooperate with Lessor or Lessor's designee or nominee in connection with the processing by Lessor or Lessor's designee or nominee of any applications for all licenses, operating permits and other governmental authorization, all contracts, including contracts with governmental or quasi-governmental entities, business records, data, patient and resident records, and patient and resident trust accounts, which may be necessary or useful for the operation of the Facility; provided that the costs and expenses of any such transfer or the processing of any such application shall be paid by Lessor or Lessor's designee or nominee. Lessee shall not commit any act or be remiss in the undertaking of any act that would jeopardize the licensure or certification of the Facility, and Lessee shall comply with all reasonable requests for an orderly transfer of the same upon the expiration or early termination of the Term. In addition, upon request, Lessee shall promptly deliver copies of all non-confidential books and records relating to the Leased Property and its operation to Lessor or Lessor's designee or nominee.

                           44.5   Successors   and   Assigns.   Subject  to  the
provisions of Article XXIV, this Lease shall be binding upon Lessor and its successors and assigns and upon Lessee and its successors and assigns.

                           44.6 Termination Date. If this Lease is terminated by
Lessor or Lessee under any provision hereof, and upon the expiration of the Term (collectively, the "termination date"), the following shall pertain:

                                    (i) Lessee  shall vacate and  surrender  the
Leased Property, Lessee's Personal Property (other than the Removable Personal Property, which is subject to the option granted to Lessor pursuant to Section 6.4) and all Capital Additions to Lessor in the condition required by Section
9.1.4. Prior to such vacation and surrender, Lessee shall remove any items which Lessee is permitted or required to remove hereunder. Lessee shall, at Lessee's cost, repair any damage to the Leased Property, Lessee's Personal Property and any Capital Additions caused by such vacation and/or removal of any items which Lessee is required or permitted hereunder to remove. Any items which Lessee is permitted to remove but fails to remove prior to the surrender to Lessor of the Leased Property, Lessee's Personal

Property and any Capital Additions shall be deemed abandoned by Lessee, and Lessor may retain or dispose of the same as Lessor sees fit without claim by Lessee thereto or to any proceeds thereof. If, after written notice to Lessee, Lessor elects to remove and dispose of any such items abandoned by Lessee, the cost of such removal and disposal shall be an Additional Charge payable by Lessee to Lessor upon demand. Lessee shall pay all amounts payable by it through the termination date and any costs charged pursuant to the immediately preceding sentence, each of the parties shall bear their own costs and fees incurred (including all costs incurred in performing their respective obligations hereunder) through the termination date and from and after the termination date neither party shall have any further obligations to the other, except for those obligations set forth in this clause (i), those obligations hereunder which are intended to survive the expiration or earlier termination of this Lease and those specific obligations set forth in clause (ii) below.

                                    (ii)   Notwithstanding   the  provisions  of
clause (i), upon any such termination or expiration of this Lease, the following shall pertain:

                                           (a) Lessee agrees to defend, protect,
indemnify, defend and hold harmless Lessor from and against any and all claims, costs, losses, expenses, damages, actions, and causes of action for which Lessee is responsible under this Lease (including Lessee's indemnification obligations under Articles XXIII and XXXVII) and which accrue or have accrued on or before the termination date. Lessor agrees to use reasonable efforts to give Lessee prompt written notice of any such claim, cost, loss, etc.; provided, however, that failure to give such notice shall not relieve Lessee of the foregoing indemnification of obligations unless Lessor's failure to give such notice and/or to take action with respect thereto results in any default judgment against Lessor or Lessee.

                                           (b) Lessee  shall  remain  liable for
the cost of all utilities used in or at the Leased Property and any Capital Additions through the termination date and accrued and unpaid, whether or not then billed, as of the termination date until full payment thereof by Lessee. Lessee shall obtain directly from the companies providing such services closing statements for all services rendered through the termination date and shall promptly pay the same. If any utility statement with respect to the Leased Property and any Capital Additions includes charges for a period partially prior to and partially subsequent to the termination date, such charges shall be prorated as between Lessor and Lessee, with Lessee responsible for the portion thereof (based upon a fraction the numerator of which is the number of days of service on such statement through the termination date and the denominator of which is the total number of days of service on such statement) through the termination date and Lessor shall be responsible for the balance. The party receiving any such statement which requires proration hereunder shall promptly pay such statement and the other party shall, within ten (10) days after receipt of a copy of such statement, remit to the party paying the statement any amount for which such other party is responsible hereunder.

                                           (c)  Subject  to  the  provisions  of
Sections 4.1.1, Lessee shall remain responsible for any and all Impositions imposed against the Leased Property, the Personal Property and any Capital Additions with a lien date prior to the termination date (irrespective of the date of billing therefor) and for its pro rata share of any Impositions imposed in respect of the tax-fiscal period during which the Term terminates as provided in Section 4.1.7, and Lessee shall indemnify and hold Lessor harmless with respect to any claims for such Impositions or resulting from non-payment thereof.

                                           (d)  Lessee  shall  (y)  execute  all
documents and take any actions reasonably necessary to (1) cause the transfer of all of Lessee's Personal Property (other than the Removable Personal Property which is subject to the option granted to Lessor pursuant to Section 6.4) and any Capital Additions not owned by Lessor to Lessor, in each case free of any encumbrance, as provided in Section 6.3 and (2) remove this Lease and/or any memorandum hereof as a matter affecting title to the Leased Property as provided in Article XXVIII and (z) comply with its covenants set forth in Section 44.4.

                                           (e) Lessee shall  continue to observe
the covenants of Lessee set forth in Sections 7.4.2 and 7.4.3.

                           44.7 Governing  LawGoverning Law. THIS LEASE (AND ANY
AGREEMENT  FORMED  PURSUANT  TO THE TERMS  HEREOF)  SHALL BE  GOVERNED  BY,  AND
CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE (WITHOUT REGARD OF PRINCIPLES OR CONFLICTS OF LAW) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

                           44.8 Waiver of Trial by  JuryWaiver of Trial by Jury.
EACH OF LESSOR AND LESSEE ACKNOWLEDGES THAT IT HAS HAD THE ADVICE OF COUNSEL OF ITS CHOICE WITH RESPECT TO ITS RIGHTS TO TRIAL BY JURY UNDER THE CONSTITUTION OF THE UNITED STATES AND THE STATE. EACH OF LESSOR AND LESSEE HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS LEASE (OR ANY AGREEMENT FORMED PURSUANT TO THE TERMS HEREOF) OR (ii) IN ANY MANNER CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF LESSOR AND LESSEE WITH RESPECT TO THIS LEASE (OR ANY AGREEMENT FORMED PURSUANT TO THE TERMS HEREOF) OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREINAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; EACH OF LESSOR AND LESSEE HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY, AND THAT EITHER PARTY MAY FILE A COPY OF THIS SECTION WITH ANY COURT AS CONCLUSIVE EVIDENCE OF THE CONSENT OF EACH SUCH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

                  LESSOR'S INITIALS:        _______

                  LESSEE'S INITIALS:        _______

                           44.9 Lessee's  Equitable  RemediesLessee's  Equitable
Remedies. In the event that Lessee claims or asserts that Lessor has violated or failed to perform a covenant of Lessor not to unreasonably withhold or delay Lessor's consent or approval hereunder, or in any case where Lessor's reasonableness in exercising its judgment is in issue, Lessee's sole remedy shall be an action for specific performance, declaratory judgment or injunction, and (a) in no event shall Lessee be entitled to any monetary damages for a breach of such covenant and (b) Lessee hereby specifically waives the right to any monetary damages or other remedies in connection with any such claim or assertion; provided, however, that if Lessee establishes in a court of competent jurisdiction that Lessor has acted maliciously or in bad faith in withholding its consent in any instance where Lessor has agreed hereunder not to unreasonably withhold or delay its consent, then the foregoing limitations shall not apply and Lessee shall be entitled to seek any remedies available at law or in equity by reason of Lessor's actions.

                           44.10 Entire Agreement. This Lease, together with the
other Lessee Documents, as defined in the Contract of Acquisition, the Exhibits hereto and thereto and such other documents as are contemplated hereunder or thereunder, constitutes the entire agreement of the parties with respect to the subject matter hereof, and may not be changed or modified except by an agreement in writing signed by the parties. Lessor and Lessee hereby agree that all prior or contemporaneous oral understandings, agreements or negotiations relative to the leasing of the Leased Property are merged into and revoked by this Lease.

                           44.11 Headings.  All titles and headings to sections,
subsections, paragraphs or other divisions of this Lease are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other contents of such sections, subsections, paragraphs or other divisions, such other content being controlling as to the agreement among the parties hereto.

                           44.12 Counterparts. This Lease may be executed in any
number of counterparts, each of which shall be a valid and binding original, but all of which together shall constitute one and the same instrument.

                           44.13 Joint and  Several.  If more than one Person is
the Lessee under this Lease, the liability of such Persons under this Lease shall be joint and several.

                           44.14  Interpretation.  Both  Lessor and Lessee  have
been represented by counsel and this Lease and every provision hereof has been freely and fairly negotiated. Consequently, all provisions of this Lease shall be interpreted according to their fair meaning and shall not be strictly construed against any party.

                           44.15  Further  Assurances.   The  parties  agree  to
promptly sign all documents reasonably requested to give effect to the provisions of this Lease.

                  IN WITNESS WHEREOF, the parties have caused this Lease to be executed and attested by their respective officers thereunto duly authorized.

HEALTH CARE PROPERTY                         INTEGRATED LIVING COMMUNITIES
INVESTORS, INC., a Maryland                  OF MILLEDGEVILLE, INC., a Delaware
corporation                                  corporation



By:                                          By:
     -----------------------------                ------------------------------

Its:                                         Its:
     -----------------------------                ------------------------------

                                    EXHIBIT A
                                    ---------


                          Legal Description of the Land


         The land referred to is situated in the City of Milledgeville, Baldwin County, State of Georgia and is described as follows:

         All that tract or parcel of land lying and being in the 318th G.M. District within the corporate limits of the City of Milledgeville, Baldwin County, Georgia, being a part of Lot 42, Valley Hill Estates Subdivision, containing 2.37 acres, more or less, according to a plat of a property survey for James and Mimi H. Brantley, made by James E. Smith, Jr., a Georgia Registered Surveyor No. 1895, dated December 16, 1986, and recorded in Plat Book 3, Page 139, Baldwin County, Georgia Records, which plat by this reference thereto is incorporated herein for a more particular and accurate description of said property.

         This is the same property described in a warranty deed from Linda W. Waddell to James Brantley and Mimi H. Brantley dated December 30, 1986, and recorded in Deed Book 223, Page 556, Baldwin County, Georgia Records.

         TOGETHER WITH a 10-foot wide utility easement beginning at the southwest corner of the above-described property and running thence in a westerly direction with equal width to its intersection with an existing sanitary sewer line. The southern line of said easement is the southern line of the remainder portion of said Lot No. 42; the western line is the existing sewer line; the northern line is 10 feet north of and parallel to the southern line; and the eastern line is part of the western boundary of the above-described property. This easement is for the purpose of the installation and maintenance of a sanitary sewer line to service the above-described property.

                                    EXHIBIT B
                                    ---------


                       List of Lessor's Personal Property


                  All machinery, equipment, furniture, furnishings, moveable walls or partitions, computers or trade fixtures or other tangible personal property used or useful in Lessee's business on the Leased Property, excluding items, if any, included within the definition of Fixtures, but specifically including those items described in Schedule 1 hereto.

                                   Schedule 1
                                   ----------

                    Itemization of Lessor's Personal Property
                    -----------------------------------------
39    Bedroom dressers                     1    Desk with glass top
36    Dresser mirrors                      3    Desks with chairs
33    Night stands                         2    File cabinets
30    Beds with mattress & box springs     1    Bookcase
28    Resident room lamps                  1    Podium
35    Resident room chairs                 1    Buffet with mirror
22    Resident room pictures               6    Extra mattresses and box springs
5     Living room sofas                    2    Maid carts
13    Living room chairs                   17   Folding chairs
9     End tables                           24   Porch rocking chairs
5     Living room lamps                    3    Refrigerators
1     Coffee table                         3    Stoves
15    Living room pictures                 2    Freezers
10    Floor lamps                          3    Washing machines
16    Dining room tables                   3    Dryers
42    Dining room chairs                   350  lb. capacity ice maker
1     Beauty shop styling chair            35   lb. capacity ice maker
1     Hairdryer and chair                       Kitchen utensils
1     Entertainment cabinet                     Pots/pans
1     Television                                Plates/cups/glasses
1     Sofa table                           1    Wheelchair
1     Piano with stool
1     Bridge table with 4 chairs


                                      1-1

                                    EXHIBIT C
                                    ---------

                           Form of Amendment to Lease
                           --------------------------


         This First Amendment to Lease ("Amendment") is dated as of _________________, 199__ by and between HEALTH CARE PROPERTY INVESTORS, INC., a Maryland corporation ("Lessor"), and INTEGRATED LIVING COMMUNITIES OF MILLEDGEVILLE, INC., a Delaware corporation ("Lessee").

                                    RECITALS

         A. Lessor and Lessee  entered into a Lease dated as of _______ __, 199_
(the    "Lease")    for    the    _________________    facility    located    in
________________________________________.

         B.  Lessor  and  Lessee  desire  to  memorialize  their   understanding
regarding certain provisions of the Lease.

                                    AGREEMENT

         Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Lease. Lessor and Lessee hereby agree as follows:

         1.  The Commencement Date of the Lease is_____________;

         2. Subject to extension to be co-terminous with the Facility Group Leases, the Fixed Term of the Lease shall end on _______________;

         3. The first Lease Year for the Lease commences on ____________, 199__ and ends on ____________, 199__;

         4. The first  Quarter for which  Additional  Rent shall be due shall be
_____________________________.

         Except as amended above, the Lease between Lessor and Lessee shall remain in full force and effect. This Amendment may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

HEALTH CARE PROPERTY                          INTEGRATED LIVING COMMUNITIES
INVESTORS, INC., a Maryland                   OF MILLEDGEVILLE, INC., a Delaware
corporation                                   corporation



By:                                           By:
   -----------------------------                 -------------------------------

Its:                                          Its:
    ----------------------------                  ------------------------------

                                      1-2

                                    EXHIBIT D
                                    ---------

                                     FORM OF
                      IRREVOCABLE STANDBY LETTER OF CREDIT

Health Care Property Investors, Inc.
10990 Wilshire Boulevard, Suite 1200
Los Angeles, California 90024

Date: _______________              Letter of Credit No.: ___________

                                   Expiration Date: ________________
GENTLEMEN:

We hereby establish our irrevocable letter of credit in your favor for the account of __________________________ available by your draft(s) on us payable at sight not to exceed a total of

--------------------------------------------------------------------------------

------------------------------(---------------------)   when accompanied by this
letter of credit and the following documents.

1) A certificate purported to be executed by a representative of Health Care Property Investors, Inc. ("Lessor") stating that (a) Integrated Living Communities of Milledgeville, Inc., (Lessee"), as lessee, has committed an Event of Default under the lease dated as of February 28, 1997, between Lessor, as lessor, and Lessee, as lessee, or (b) Lessee or an affiliate of Lessee has committed an event of default under any other lease or agreement or other instrument with or in favor of Lessor or an affiliate of Lessor and stating the amount for which a draw under this letter of credit is made; or (c) a certificate purported to be executed by a representative of Lessor stating that a replacement letter of credit for this instrument has not been supplied prior to thirty (30) days in advance of the expiration of this instrument for the account of Lessor.

2) The original letter of credit must accompany all drafts unless a partial draw is presented, in which case the original must accompany the final draft.

  Partial drawings are permitted, with the letter of credit being reduced, without amendment, by the amount(s) drawn hereunder.

This letter of credit shall expire at 2:00 p.m. at the office of

________________________________________ on the expiration date.

This letter of credit may be transferred or assigned by the beneficiary hereof to any successor or assign of such beneficiary's interest in any such lease or other agreement or to any lender obtaining a lien or security interest in the property covered by any such lease. Each draft hereunder by any assignee or successor shall be accompanied by a copy of the fully executed documents or judicial orders evidencing such encumbrance, assignment or transfer.

Any draft drawn hereunder must bear the legend "Drawn under ______________________________ Letter of Credit Number __________ dated
____________________. Except so far as otherwise expressly stated, this letter of credit is subject to the "Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Brochure No. 500." We hereby agree with you and all persons negotiating such drafts that all drafts drawn and negotiated in compliance with the terms of this letter of credit will be duly honored upon presentment and delivery of the documents specified above by certified or registered mail to _________________________________ located at


---------------------------------------------------------------

______________________________________________ if negotiated not later that 2:00 pm on or before the expiration date shown above.


Very truly yours,



By
   --------------------------------------

Its
    -------------------------------------

                                    EXHIBIT E
                                    ---------


                              FACILITY GROUP LEASES

The following leases between Lessor, or an Affiliate of Lessor, and Lessee, or an Affiliate of Lessee, shall be deemed "Facility Group Leases" for purposes of this Lease:

(a) That certain lease dated as of September 30, 1996 between Lessor, as "Lessor," and Lessee's Affiliate, Integrated Living Communities at Cabot Pointe, Inc., a Delaware corporation, as "Lessee," covering certain "Leased Property" located in the unincorporated area of the County of Manatee, State of Florida;

(b) That certain lease dated as of February 21, 1997 between Lessor, as "Lessor," and Lessee's Affiliate, Integrated Living Communities of Lake Charles, Inc., a Delaware corporation, as "Lessee," covering certain "Leased Property" located in the City of Lake Charles, State of Louisiana;

(c) That certain lease dated as of February 21, 1997 between Lessor, as "Lessor," and Lessee's Affiliate, Integrated Living Communities of Alexandria, Inc., a Delaware corporation, as "Lessee," covering certain "Leased Property" located in the City of Alexandria, State of Louisiana; and

(d) That certain lease dated as of February 21, 1997 between Lessor, as "Lessor," and Lessee's Affiliate, Integrated Living Communities of Lafayette, Inc., a Delaware corporation, as "Lessee," covering certain "Leased Property" located in the City of Lafayette, State of Louisiana;

together with any lease entered into after the date hereof between Lessor or an Affiliate of Lessor and Lessee or an Affiliate of Lessee which recites that it is a "Facility Group Lease."


                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----

         ARTICLE I..............................................................................................  1
                   1.      Leased Property; Term................................................................  1

         ARTICLE II.............................................................................................  2
                   2.      Definitions..........................................................................  2

         ARTICLE III............................................................................................ 15
                   3.1     Rent................................................................................. 15
                   3.2     Quarterly Calculation and Payment of Additional Rent; Annual
                           Reconciliation....................................................................... 17
                   3.3     Confirmation of Gross Revenues....................................................... 18
                   3.4     Additional Charges................................................................... 18
                   3.5     Late Payment of Rent................................................................. 18
                   3.6     Net Lease............................................................................ 19

         ARTICLE IV............................................................................................. 19
                   4.1     Impositions.......................................................................... 19
                   4.2     Utilities............................................................................ 20
                   4.3     Insurance............................................................................ 21
                   4.4     Impound Account...................................................................... 21
                   4.5     Tax Service.......................................................................... 21

         ARTICLE V.............................................................................................. 21
                   5.      No Termination, Abatement, etc....................................................... 21

         ARTICLE VI............................................................................................. 22
                   6.1     Ownership of the Leased Property..................................................... 22
                   6.2     Personal Property.................................................................... 22
                   6.3     Transfer of Personal Property and Capital Additions to Lessor........................ 22
                   6.4     Option to Purchase Removable Personal Property....................................... 22

         ARTICLE VII............................................................................................ 23
                   7.1     Condition of the Leased Property..................................................... 23
                   7.2     Use of the Leased Property........................................................... 23
                   7.3     Lessor to Grant Easements, etc....................................................... 24
                   7.4     Preservation of Value and Utility of Leased Property................................. 25

         ARTICLE VIII........................................................................................... 28
                   8.      Compliance with Legal and Insurance Requirements, Instruments, etc.................................................................................. 28

         ARTICLE IX............................................................................................. 28
                   9.1     Maintenance and Repair............................................................... 28
                   9.2     Encroachments, Restrictions, Mineral Leases, etc..................................... 29
                   9.3     Repairs to be Performed by Lessee.................................................... 30

         ARTICLE X.............................................................................................. 31
                   10.1    Construction of Capital Additions to the Leased Property............................. 31
                   10.2    General Requirements for all Approved Capital Additions.............................. 31
                   10.3    Funding of Capital Addition Project.................................................. 33


                                        i


         ARTICLE XI............................................................................................. 34
                   11.     Liens................................................................................ 34

         ARTICLE XII............................................................................................ 34
                   12.     Permitted Contests................................................................... 34

         ARTICLE XIII........................................................................................... 35
                   13.1    General Insurance Requirements....................................................... 35
                   13.2    Replacement Cost..................................................................... 36
                   13.3    Additional Insurance................................................................. 36
                   13.4    Waiver of Subrogation................................................................ 36
                   13.5    Policy Requirements.................................................................. 37
                   13.6    Increase in Limits................................................................... 37
                   13.7    Blanket Policies and Policies Covering Multiple Locations............................ 37
                   13.8    No Separate Insurance................................................................ 37

         ARTICLE XIV............................................................................................ 38
                   14.1    Insurance Proceeds................................................................... 38
                   14.2    Insured Casualty..................................................................... 38
                   14.3    Uninsured Casualty................................................................... 39
                   14.4    No Abatement of Rent................................................................. 40
                   14.5    Waiver............................................................................... 40

         ARTICLE XV............................................................................................. 40
                   15.     Condemnation......................................................................... 40
                           15.1    Total Taking................................................................. 40
                           15.2    Partial Taking............................................................... 40
                           15.3    Restoration.................................................................. 40
                           15.4    Award-Distribution........................................................... 40
                           15.5    Temporary Taking............................................................. 41
                           15.6    Sale Under Threat of Condemnation............................................ 41

         ARTICLE XVI............................................................................................ 41
                   16.1    Events of Default.................................................................... 41
                   16.2    Certain Remedies..................................................................... 44
                   16.3    Damages.............................................................................. 44
                   16.4    Receiver............................................................................. 45
                   16.5    Lessee's Obligation to Purchase...................................................... 45
                   16.6    Waiver............................................................................... 46
                   16.7    Application of Funds................................................................. 46
                   16.8    Facility Operating Deficiencies...................................................... 46

         ARTICLE XVII........................................................................................... 47
                   17.     Lessor's Right to Cure Lessee's Default.............................................. 47

         ARTICLE XVIII.......................................................................................... 48
                   18.     Purchase of the Leased Property...................................................... 48

         ARTICLE XIX............................................................................................ 48
                   19.1    Renewal Terms........................................................................ 48
                   19.2    Lessor's Rights of Renewal and Early Termination..................................... 48

         ARTICLE XX............................................................................................. 49

                                       ii

                   20.     Holding Over......................................................................... 49

         ARTICLE XXI............................................................................................ 49
                   21.1    Letters of Credit.................................................................... 49
                   21.2    Times for Obtaining Letters of Credit................................................ 50
                   21.3    Amounts for Letters of Credit........................................................ 50
                   21.4    Uses of Letters of Credit............................................................ 50

         ARTICLE XXII........................................................................................... 51
                   22.     Risk of Loss......................................................................... 51

         ARTICLE XXIII.......................................................................................... 51
                   23.     General Indemnification.............................................................. 51

         ARTICLE XXIV........................................................................................... 52
                   24.     Transfers............................................................................ 52
                           24.1    Prohibition.................................................................. 52
                           24.2    Consent...................................................................... 53
                           24.3    Attornment and Related Matters............................................... 53
                           24.4    [Reserved]................................................................... 54
                           24.5    Costs........................................................................ 54
                           24.6    No Release of Lessee's Obligations........................................... 54
                           24.7    REIT Protection.............................................................. 54
                           24.8    Transfers In Bankruptcy...................................................... 55
                           24.9    Special Transactions......................................................... 55
                           24.9.1           Transfer to Affiliate............................................... 55
                           24.9.2           Public Offering; Public Trading..................................... 56
                           24.9.3           ILC................................................................. 56

         ARTICLE XXV............................................................................................ 58
                   25.     Officer's Certificates and Financial Statements...................................... 58
                           25.1    Officer's Certificate........................................................ 58
                           25.2    Statements................................................................... 58
                           25.3    Charges...................................................................... 60

         ARTICLE XXVI........................................................................................... 60
                   26.     Lessor's Right to Inspect and Show the Leased Property............................... 60

         ARTICLE XXVII.......................................................................................... 60
                   27.     No Waiver............................................................................ 60

         ARTICLE XXVIII......................................................................................... 61
                   28.     Remedies Cumulative.................................................................. 61

         ARTICLE XXIX........................................................................................... 61
                   29.     Acceptance of Surrender.............................................................. 61

         ARTICLE XXX............................................................................................ 61
                   30.     No Merger............................................................................ 61

         ARTICLE XXXI........................................................................................... 61
                   31.     Conveyance by Lessor................................................................. 61

                                      iii




         ARTICLE XXXII.......................................................................................... 61
                   32.     Quiet Enjoyment...................................................................... 61

         ARTICLE XXXIII......................................................................................... 62
                   33.     Notices.............................................................................. 62

         ARTICLE XXXIV.......................................................................................... 63
                   34.     Appraiser............................................................................ 63

         ARTICLE XXXV........................................................................................... 64
                   35.1    First Refusal to Purchase............................................................ 64
                   35.2    Other Defaults....................................................................... 66

         ARTICLE XXXVI.......................................................................................... 66
                   36.1    Lessor May Grant Liens............................................................... 66
                   36.2    Attornment........................................................................... 66

         ARTICLE XXXVII......................................................................................... 67
                   37.1    Hazardous Substances................................................................. 67
                   37.2    Notices.............................................................................. 67
                   37.3    Remediation.......................................................................... 67
                   37.4    Indemnity............................................................................ 67
                   37.5    Environmental Inspection............................................................. 68

                                       iv




         ARTICLE XXXVIII........................................................................................ 69
                   38.     Memorandum of Lease.................................................................. 69

         ARTICLE XXXIX.......................................................................................... 69
                   39.     Sale of Assets....................................................................... 69

         ARTICLE XL.               [INTENTIONALLY OMITTED]...................................................... 69

         ARTICLE XLI............................................................................................ 70
                   41.     Authority............................................................................ 70

         ARTICLE XLII........................................................................................... 70
                   42.     Attorneys' Fees...................................................................... 70

         ARTICLE XLIII.......................................................................................... 70
                   43.     Brokers.............................................................................. 70

         ARTICLE XLIV........................................................................................... 70
                   44.     Miscellaneous........................................................................ 70
                           44.1    Survival..................................................................... 70
                           44.2    Severability................................................................. 71
                           44.3    Non-Recourse................................................................. 71
                           44.4    Licenses..................................................................... 71
                           44.5    Successors and Assigns....................................................... 71
                           44.6    Termination Date............................................................. 72
                           44.7    Governing Law................................................................ 73
                           44.8    Waiver of Trial by Jury...................................................... 73
                           44.9    Lessee's Equitable Remedies.................................................. 74
                           44.10   Entire Agreement............................................................. 74
                           44.11   Headings..................................................................... 74
                           44.12   Counterparts................................................................. 75
                           44.13   Joint and Several............................................................ 75
                           44.14   Interpretation............................................................... 75
                           44.15   Further Assurances........................................................... 75

EXHIBITS
--------

Exhibit A                  Legal Description of the Land

Exhibit B                  List of Lessor's Personal Property

Exhibit C                  Form of Amendment

Exhibit D                  Form of Letter of Credit

Exhibit E                  Facility Group Leases

                                       v